Mentor Funds

                           --------------------------
                                 Annual Report
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                               September 30, 1997

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Mentor Funds
Annual Report
Table of Contents
September 30, 1997


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
                                                                                                   Page
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
Message from the Chairman and President..................................................           1
Managers' Commentaries
  Growth Portfolio.......................................................................           3
  Perpetual Global Portfolio.............................................................           6
  Capital Growth Portfolio...............................................................           10
  Strategy Portfolio.....................................................................           12
  Income and Growth Portfolio............................................................           15
  Municipal Income Portfolio.............................................................           18
  Quality Income & Short-Duration Income Portfolios......................................           21
Portfolios of Investments
  Growth Portfolio.......................................................................           25
  Perpetual Global Portfolio.............................................................           29
  Capital Growth Portfolio...............................................................           38
  Strategy Portfolio.....................................................................           40
  Income and Growth Portfolio............................................................           45
  Municipal Income Portfolio.............................................................           49
  Quality Income Portfolio...............................................................           54
  Short-Duration Income Portfolio........................................................           58
Statements of Assets and Liabilities.....................................................           60
Statements of Operations.................................................................           62
Statements of Changes in Net Assets......................................................           64
Financial Highlights.....................................................................           67
Notes to Financial Statements............................................................           78
Independent Auditors' Report.............................................................           97
Shareholder Information..................................................................   Inside back cover

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Mentor Funds
Message from the Chairman and President

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To Our Shareholders:


It is our privilege to send you the Annual Report for the year ended September 30, 1997 for your investment in Mentor Funds. This fund family is sponsored by Mentor Investment Group,* a firm that provides diversified investment services to a broad range of investors including corporations, foundations, endowments, municipalities, public funds, and individual investors. A wide variety of investment styles is available to investors through Mentor Investment Group in both mutual funds and separately-invested portfolios.

                            Mentor Investment Group

CHART SHOWING INVESTMENTS RANGING FROM LOW RISK AND LOW RETURN TO HIGH RISK AND HIGH RETURN. AS LISTED BELOW:

CASH
ACTIVE FIXED INCOME
BALANCED
TACTICAL ASSET ALLOCATION
LARGE-CAPITALIZATION QUALITY GROWTH
GLOBAL/INTERNATIONAL EQUITY GROWTH
SAMLL/MID-CAPITALIZATION GROWTH

* Mentor Investment Advisors, LLC/dba Mentor Investment Group, LLC

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Mentor Funds
Message from the Chairman and President (continued)

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Three new mutual funds have been introduced by our firm over the past year: the
Mentor Perpetual International Portfolio for individual investors, which provides a further opportunity to invest with the award-winning manager of our Global fund; and two new money-market funds targeted to institutional investors (minimum initial investment, $500,000) -- the Mentor Institutional Money Market Portfolio and the Mentor Institutional U.S. Government Money Market Portfolio. Your consultant will have all the details.

You may wish to ask your consultant about Mentor WISDOM.(sm) It is an asset allocation service especially developed for the Mentor family of funds. It may help you determine your personal risk/reward profile and identify a Model Portfolio of Mentor funds that appears best suited to fulfill your investment needs. With Mentor WISDOM(sm) you also receive comprehensive semi-annual reports on the performance and composition of your investments.

In the commentaries that follow the management teams present their perspectives on the markets and their strategies for investing your assets. Performance information for each Portfolio, relative to the appropriate index, is also included in the reports.

Please review the information carefully. Should you have questions, please contact your consultant or call us directly at (800)382-0016. We welcome your communications. On behalf of all of us at Mentor Investment Group, we thank you for your investment in Mentor.

Sincerely,

/s/Daniel J. Ludeman                                      /s/Paul F. Costello
--------------------                                      -------------------
Daniel J. Ludeman                                         Paul F. Costello
Chairman                                                  President


                                     [LOGO]

                               The Mentor Mission


To provide professional investment management services through a firm that is second to none in the quality of its investment process, the skill and training of its professionals, and the commitment, shared by all its associates, to deliver the highest level of service and ethical behavior to clients.

For more information and a prospectus for the funds, please call us,
(800)382-0016, or contact your consultant. The prospectus contains complete information about fees, sales charges, and expenses. Please read it carefully before investing or sending money.

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Mentor Growth Portfolio
Managers' Commentary: The Small/Mid-Capitalization Management Team
September 30, 1997
--------------------------------------------------------------------------------

The year ended September 30, 1997 was clearly one of extremes, both positive and negative, for small-capitalization companies. When we last reported to you in the Semi-Annual Report for the period ended March 31, 1997, the small-cap market was in the midst of a significant downturn. At that point the Russell 2000 Index had a total return of -0.24% over the prior six months, as compared to a total return of 11.24% for the S&P 500 Index.* Since then, however, the Russell 2000 Index has recouped much of its underperformance relative to the larger-capitalization companies in the S&P 500 Index, returning 33.51% for the six months ended September 30, relative to 26.26% for the S&P 500. The performance of the Mentor Growth Portfolio has been better than that of the Russell 2000 Index over the six-month period, the result, we believe, of the strong fundamentals of the companies we hold.

The strong recent performance of our companies seems to indicate that investors have begun to realize the value in small-cap stocks. A probable explanation for the change in sentiment regarding smaller companies is the superior earnings growth of these companies relative to larger companies, and the relatively lower price/earnings multiple that the market had put on small-cap stocks. When a company is able to consistently grow earnings at a high rate, one would expect the market to pay up for this earnings growth. That, however, had not been the case for much of the year, as the market instead favored highly liquid, large-capitalization stocks. As a result, the P/E multiples on the largest companies in the S&P 500 rose to historically high levels. The relative P/E multiple on small-cap stocks, however, remained quite low.

The gap in earnings growth rates between smaller and larger companies has been widening since the end of 1996, as large companies have faced slowing earnings growth rates while smaller companies continue to maintain or increase their growth. For example, the forward 12 months earnings growth estimate for the Mentor Growth Portfolio is 47%, as compared to 30% for the Russell 2000 and 7% for the S&P 500.** It is our belief that the ability to purchase high-growth companies at relatively inexpensive price/earnings ratios eventually caught the market's attention. We believe that the small-cap market may be in the early stages of a cycle of outperformance relative to larger companies -- as earnings growth, valuation, and sentiment currently appear to favor smaller companies.

We have always endeavored to purchase rapidly growing small and mid-cap stocks operating in niche markets, and we believe that the performance of the Mentor Growth Portfolio verifies our process. For the second quarter, 91% of our companies reported earnings that were in line with or above the expectations of the market, and as the third

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Mentor Growth Portfolio (continued)
Managers' Commentary
--------------------------------------------------------------------------------
quarter earnings report period gets underway, earnings continue to look strong. Given the current valuations of our holdings, we believe that there is substantial room for continued appreciation of our stocks. While there is never certainty as to what the future will bring, we are extremely comfortable holding our portfolio of companies going into the next fiscal year.

The objective of the Mentor Growth Portfolio is to continue to seek long-term growth of capital through investments in smaller companies' stocks.

Thank you for your continuing support.

* The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. For a definition of the Russell 2000, see notes to Performance Comparison at right.

  ** Source: Indata

                             Performance Comparison

     Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class A and the Russell 2000.

[GRAPH PLOT POINTS]

          Class A         Russell 2,000
 6/5/95    9,425            10,000
 6/30/95   9,859            10,518
 9/30/95   11,251           11,557
 9/30/96   14,640           13,076
 9/30/97   18,418           17,416

              Average Annual Returns as of 9/30/97
                     Including Sales Charges

                        1-Year        Since Inception++
        Class A         18.56%            30.05%


Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 ~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000
   Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

 + Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio
   Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Growth Portfolio Class A Shares from the date of issuance on 6/5/95 through 9/30/97.

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Mentor Growth Portfolio (continued)
Managers' Commentary
--------------------------------------------------------------------------------

                             Performance Comparison

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class B Shares and the Russell 2000~.

[GRAPH PLOT POINTS]

                          Class B              Russell 2000~
9/30/87                   10,000                 10,000
12/31/87                   7,475                  7,093.97
12/31/88                   8,737                  8,859.93
12/31/89                  10,252                 10,835.34
12/31/90                   9,096                  8,289.97
12/31/91                  13,667                 12,107.64
12/31/92                  15,796                 14,336.85
12/31/93                  18,260                 17,047.50
12/31/94                  17,443                 16,736.97
9/30/95                   23,042                 21,041.03
9/30/96                   29,535                 23,804.37
9/30/97                   36,817                 31,705.64

                   Average Annual Returns as of 9/30/97
                        Including Sales Charges

                     1-Year          5-Year             10-Year
Class B              20.66%          21.29%              13.92%


Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000
  Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

+ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio
  Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The ending value of the Class B Shares reflects a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

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Mentor Perpetual Global Portfolio
Managers' Commentary: The Global/International Management Team
September 30, 1997
--------------------------------------------------------------------------------

Overall world equity markets made good gains in the year ended September 30, 1997. The Morgan Stanley Capital Institutional (MSCI) Index rose by 22.4% and the Morgan Stanley Capital Europe Australia and Far East (EAFE) Index by 10.5%. However, the world for investors can be split in two with the major markets of the western hemisphere -- the United States, Europe and Latin America -- showing good gains, while those in the eastern hemisphere mainly delivered losses.

United States
The "Goldilocks" scenario of sustained economic growth coupled with an absence of inflationary pressures powered stocks higher on Wall Street. Corporate profitability remained robust, stock buy-backs were commonplace, and merger and acquisition activity was at a high level. Flows into stock mutual funds were healthy, and late in the period European institutions, which had largely ignored Wall Street's party in the "90s, became net buyers of stocks. Against this background, a warning by Fed Chairman Greenspan against "irrational exuberance" in markets in December and a 25-basis-point hike in the Fed funds rate in March caused no more than temporary setbacks to stock prices. Overall the S&P Composite rose by 37.8%.

Europe
The major European markets were all strong. Economies began to emerge from a sustained period of sluggish growth, particularly as exports were boosted by the relative weakness of European currencies against the dollar. However, despite better rates of growth, central banks kept monetary policy loose as unemployment remained at levels not seen since the 1930s. Bond markets received a further boost as investors became convinced that European Monetary Union was nearly certain to commence in January 1999. Throughout the region bond yields converged on German rates, traditionally the lowest on the continent with the exception of Switzerland's, because of the Bundesbank's success in holding inflation down. Yield convergence sparked spectacular rises in the equity markets of traditionally high inflation -- high interest rate countries, with the FT World Spanish Index rising by 52.7% in dollar terms, for instance. Overall, the FT World ex-UK Index moved ahead by 32.4%.

United Kingdom
Unlike the rest of Europe the UK did not enjoy low or falling interest rates. With the UK staying out of the initial round of EMU, the Bank of England was able to respond to a strong domestic economy by pushing up rates. This rise in rates helped propel sterling higher, and so caused exports to sag, another contrast with the Continent. Even so, the UK for the first time in the post-war period was the high growth, low inflation economy of Europe. Investors were not frightened away by an incoming Labor government, as it promised to be as pro-business as its Conservative predecessor. Against this background, in dollar terms the FT All Share Index was up 30.4%.

Japan
Although the stock market and the currency rallied in the middle of the period, the past 12 months were once again, disappointing for investors in Japan. Domestic institutions dumped stocks in favor of bonds, with the yield on the long bond falling to 1.72% -- possibly the lowest yield seen on a major bond

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Mentor Perpetual Global Portfolio (continued)
Managers' Commentary
--------------------------------------------------------------------------------
market for more than 400 years -- and overwhelmed foreign buying of stocks. Economic recovery ran out of steam; indeed the decline in Gross Domestic Product
(GDP) in the second quarter of 1997 was the second biggest decline in quarterly output in the postwar period. Having pledged itself to deficit reduction and having already brought money rates down to little above zero, the government had apparently run out of options to cope with renewed recession. The outlook for corporate profits, outside selected export industries, deteriorated, and the potential for a number of collapses in the banking and insurance sector never receded. Not surprisingly, then, the Tokyo Stock Exchange "Topix" Index slumped by 21.3% in dollar terms; the Nikkei OTC Average Price Index achieved an even greater fall of 47.0%.

Asia (ex. Japan)
During the past 12 months the Asian dream turned into a nightmare. The FT World Pacific Basin Index fell by 15.8% in dollar terms, but behind that were collapses in a number of stock markets widely favored by foreign investors. The Bangkok SET Index fell by 65.3%, the Kuala Lumpur Composite Index by 44.5%, the Jakarta SE Index by 32.3% and the Manila Composite Index by 50.4%, all in dollar terms. For these countries, as well as elsewhere in much of Asia, disappointing export growth brought a slowdown to economic growth and balance of payments problems. This left their currencies vulnerable to spectacular attacks, and unsuccessful attempts by central banks to maintain exchange rates led to collapses in both currencies and stock markets. Moreover, the slowdown in growth rates made it apparent that after years of capital investment to GDP, ratios generally exceeding 25%, and in some cases 40%, there was considerable over capacity in manufacturing and real estate. Since much of this investment had been financed in US dollars rather than local currencies, servicing borrowings became a major problem for Asian corporates and the strength of Asian banks was seriously undermined. It is estimated that in Thailand, the most extreme case so far, as much as 35% of bank loans might be bad. The one major exception to this gloomy scenario was Hong Kong. The change-over in sovereignty from the UK to China transpired without problems. Even more importantly, the Hong Kong dollar peg to the U.S. dollar was not seriously challenged so that Hong Kong continued to enjoy Chinese growth rates coupled with American interest sales. Consequently, the Hang Seng Index rose by 26.4%.

Latin America
The contrast with Asia could hardly be greater. These markets rewarded investors, with the IFC Mexico Index up 51.7%, the IFC Argentina Index up 44.4%, and the IFC Brazil Index up 57.3%, so that the overall IFC Latin American Index rose by 45.2%, all in dollars. Balance of payments problems receded as exports grew healthy, and there was little pressure on currencies. Governments were successful in getting public sector expenditure under control, and in reducing inflation rates to less than 10% per annum in contrast to the 10% per month more typically experienced in the past. With stocks generally trading on P/Es relatively low by international standards, Latin America offered investors the promise which Asia had offered in the past -- superior growth

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Mentor Perpetual Global Portfolio (continued)
Managers' Commentary
--------------------------------------------------------------------------------
at discount valuations -- and so foreign capital flowed into these markets.

Outlook
Large questions, and risks, loom for investors over the next 12 months. Will the American "Goldilocks" meet at least one bear? Can the European move to monetary union be sustained? Will the Japanese economy fall back into interminable recession? Will other Asian economies and stock markets simply free-fall?

Without ignoring these risks, we wish to be relatively optimistic. Given the already rich valuation of American shares, a correction or series of corrections on Wall Street is likely, but a prolonged bear market is not. High valuations alone should not deter investment. After all, if valuations are the highest in memory, economic conditions are the best in memory as well. Moreover, there seem to be self-correcting mechanisms which will prevent stock market corrections from being too deep or too sustained. Should the economy accelerate the Fed will surely hike rates, but just as surely corporate profits growth will be picking up, as well. In contrast should the economy de-accelerate, the pressure on the Fed to do something will disappear. The markets biggest worry in recent months has been the timing of the next rate hike. With inflationary pressure virtually nil and real yields already very high, the stock markets' preoccupation could become just how far rates will fall.

In Europe progress toward EMU seems unstoppable. Probably the maximum political danger to monetary union has passed as stronger growth will lessen the human cost in terms of unemployment. However, some tightening of monetary policy can be expected to occur, especially as the Bundesbank will not want the EMU to be considered a "soft" currency. The damage to stock markets caused by rising rates will be minimized by a wave of cross-border M&A activity which has already commenced as European companies jockey for position before January 1999.

In the UK the pressure for rising rates has already peaked as the signs mount that the economy is beginning to slow. With the new Labor government adopting a friendlier position towards the EMU, a shadowing of European rates is likely to occur, giving a second leg to the UK equity bull market, particularly as British stocks are attractively valued by international standards.

Japan will probably not fall into prolonged recession, although a period of lackluster growth is certain. While a tightening in fiscal policy will have a contractionary influence, it should be more than offset by an uptick in consumer expenditure, especially as the huge amount of personal sector savings now earns virtually no return, and by continued buoyancy in exports.

Asian stock markets remain problematic. After many years of economic and stock market boom, it would be wrong to expect a bust of only a few months. The magnitude of the burden of corporate bankruptcy and the consequent need for financial sector reconstruction can not be overcome quickly. However, as virtually everything has been sold down, there are bargains to be had already in sound companies amidst all the wreckage. In contrast, the Latin American story looks compelling. Although a history of disappointing performance cautions investors

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Mentor Perpetual Global Portfolio (continued)
Managers' Commentary
--------------------------------------------------------------------------------
against complacency, the mix of sound government policy, strong profits growth and appealing stock price valuations promises high returns, for once, in these high risk markets.

The objective of the Mentor Perpetual Global Portfolio continues to be to seek long-term growth of capital through global investing.

                             Performance Comparison

[GRAPH PLOT POINTS]
                 Morgan Stanley
                 Capital World          A Shares           B Shares
 3/24/94           10,000                9,996              10,000
 9/30/94           10,545                9,982               9,487
 9/30/95           12,124               10,655              10,587
 9/30/96           13,846               12,501              12,677
 9/30/97           17,258               15,200              15,668


                 Average Annual Returns as of 9/30/97
                       Including Sales Charges
                        1-Year                        Since Inception++
Class A Shares          14.60%                             12.76%
Class B Shares          16.74%                             13.23%


Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class A and Class B Shares and the Morgan Stanley Capital International (MSCI) World Index.*

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * The Morgan Stanley Capital International (MSCI) World Index is an arithmetic average, weighted by market value, of the performance of approximately 1450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
   Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Perpetual Global Portfolio Class A and Class B
   Shares from the date of commencement of operations on 3/29/94 through 9/30/97.

 ~ Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
   Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

Mentor Capital Growth Portfolio
Managers' Commentary: The Large Capitalization Quality Growth Management Team September 30, 1997
--------------------------------------------------------------------------------

Simply amazing! There is really no other way to describe this historic bull market. It has confounded virtually all of its observers. After a 37% return in 1995, and 23% in 1996, the S&P 500 has already gained more than 30% this year.* And who knows what lies ahead? With the fourth quarter already off to a strong start, it looks as though many more records will be broken before year-end. Mentor Capital Growth Portfolio shareholders have benefited from this rising tide of domestic equity valuations. For the 12-month period ended September 30, 1997 the Mentor Capital Growth A shares returned 34.78% while the B shares returned 33.88%.**

More than the magnitude of its rise, the most incredible characteristic of the 1990s bull market has been its persistence. Since bottoming in the fall of 1990, the S&P 500 has gained better than 20% annually without a single 10% decline. The S&P 500 returned 7.5% in the just-finished third quarter, its eleventh consecutive quarterly advance, and a period in which its average quarterly gain has been 7.4%. This is clearly becoming the Cal Ripken of bull markets. These yet-unfinished performances are unlikely to be repeated in our lifetimes, if ever again.

The first two years of this bull market were supported mostly by falling inflation and interest rates. The last five years have been driven by strong corporate earnings growth and the absence of any resurgence in inflation. Over the past five years corporate earnings, as measured by the companies in the S&P 500, have grown 18% annually. During this same period S&P 500 stock prices have also compounded at 18%. As long as inflation remains low and corporate earnings continue to expand at a double-digit rate, the stock market is likely to remain strong.

The majority of this tremendous growth in corporate earnings is due to profit margin expansion, not revenue growth. Low inflation and intense competition have kept revenue trends below normal in the 1990s. In fact, annual revenue growth, again as measured by the companies in the S&P 500, has been less than 5% during this decade. How have companies, on average, managed to turn such modest revenue growth into such powerful earnings growth? The answer can be found mostly in three popular strategies to boost profitability.

The first is the huge write-offs of assets that have become so commonplace in the past decade. This elimination of previous investments that did not pan out has resulted in one-time reductions in ongoing expenses, particularly depreciation and amortization. Secondly, corporations have benefited from lower interest costs. The pay-down of debt by many companies that became over-leveraged in the 1980s, combined with generally lower interest rates in the 1990s, has resulted in a much lower interest burden. Finally, skillful tax planning by many multinational corporations has lowered their overall tax rates. These three strategies account for most of the profit margin expansion, with the remainder due to very low inflation in input costs and improving productivity.

We all know that earnings growth cannot continue to outpace revenue growth by more than 10% indefinitely. At some point

Managers' Commentary
--------------------------------------------------------------------------------

corporations will exhaust the major profit margin opportunities. Our portfolio appears well positioned for that eventuality. Although our current holdings have grown their earnings at 16% annually over the past five years, slightly less than the S&P 500, their revenue growth rate has been considerably higher at 12%. Their average dividend growth has also been significantly higher than the S&P 500 during this period, 13% versus 4.3%. Revenue growth and dividend growth are more stable and dependable measures of long-term value growth than swings in profit margins and earnings. We believe that the superior consistency of our typical holding's growth may work in our favor when the winds inevitably shift in a less favorable direction.+

The objective of the Capital Growth Portfolio is to continue to seek long-term growth of capital through investments in a diversified portfolio of high-quality common stocks.

 * The Standard and Poor's Index (S&P 500) is an unmanaged,
   Market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred.

** See notes to Performance Comparison.

 + While the management team will endeavor to invest the Portfolio according to their proprietary process, there is no guarantee of investment success.

                             Performance Comparison

[GRAPH PLOT POINTS]

                   A Shares         B Shares            S&P 500
4/29/92            9,450            10,000              10,000
9/30/92            9,524            10,061              10,215
9/30/93           10,306            10,818              11,543
9/30/94           10,165            10,601              11,965
9/30/95           12,216            12,443              15,521
9/30/96           15,185            15,532              18,680
9/30/97           20,467            20,928              26,236

                   Average Annual Returns as of 9/30/97
                       Including Sales Charges

                         1-Year            Since Inception+++
Class A Shares           27.04%                  14.11%
Class B Shares           29.88%                  14.58%



Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class A and Class B Shares and the S&P 500.~

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

  + Represents a hypothetical investment of $10,000 in Mentor Capital Growth
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares of rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

 ++ Represents a hypothetical investment of $10,000 in Mentor Capital Growth
    Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Capital Growth Portfolio Class A and Class B
    Shares from the date of commencement of operations on 4/29/92 through 9/30/97.

Mentor Strategy Portfolio
Managers' Commentary: The Tactical Asset Allocation Management Team
September 30, 1997
--------------------------------------------------------------------------------

In early September we made the third asset allocation shift of the past fiscal year in the Mentor Strategy Portfolio. It established our current asset class weightings at 62% stocks, 23% bonds, and 15% cash. It was a move that brought us back in line with the Portfolio's weightings at the beginning of the 12-month period, which were 67% stocks, 23% bonds, and 10% cash. Although the beginning and ending points were similar, the road in between was anything but straight and contained a few bumps along the way.

One thing that we did during this period that we have consistently done since the inception of the Portfolio was to let our strategy be driven by our asset allocation model. The model has been developed over the past 30 years through extensive back-testing of an extremely broad array of economic, financial, trading, and market data. Although continually refined, it will always remain the core of our methodology.

The defining moment of the period occurred in early February when our asset allocation model guided us to a more conservative asset mix than at any other time in the preceding five years. For February and most of March we maintained a 45%, 45%, and 10% blend of stocks, bonds, and cash, respectively. On March 24 our model turned even more bearish, leading us to implement a 35% stocks, 35% bonds, and 30% cash mix. We maintained that blend for the subsequent five months, until our model turned bullish again on September 2.

The conservative asset allocation stance for the February-through-August period was primarily the result of two factors: The deteriorating condition of our monetary composite, and the extreme over-valuation of the S&P 500 according to our valuation composite.* Our experience has shown that when both of these factors are in negative territory-and, absent an extraordinary external force-the stock market is vulnerable to a significant correction.

For three weeks the signal appeared to be perfectly on mark, as our increased cash position helped to buffer some of the 9% decline in the S&P 500. But before we had a chance to uncork the champagne, the market reversed course and set off on an upside tear, not stopping until early August with the Dow Jones Industrial average at 8254. Clearly we were missing something.

Based upon our studies and real-life experience, the market was being fueled by something that was pushing it up despite the highest valuation in U.S. history. As we intensely examined the flow of funds into the market we were eventually able to discern that the over-riding big buyers of stocks were large corporations either buying out their competition, or buying back their own shares. This was an external force, present to a far greater extent than ever before in financial history, that was propelling the market to unprecedented levels.

Recognizing the existence of this external force allowed us to modify the momentum leg of our model. And in early September with this condition still in place after the August market sell-off, our model turned more optimistic for the first time since February.

Managers' Commentary
--------------------------------------------------------------------------------

During the period we conducted extensive back-testing of our sector studies as a result of the new capital gains tax legislation. With the top rate cut to 20%, but with the required holding period increased to 18 months, it becomes much more important to concentrate on new purchases that have the greatest chance of remaining in positive trends for this longer life cycle. We have adjusted our new purchase criteria to accommodate this goal. We now give heavier weighting to a sector discipline that is aimed at catching sectors earlier in their bullish life cycle.

In the past, difficult times have reinvigorated our efforts. Times like these provide us with opportunities to test and strengthen our investment disciplines. The enhancements we have made in our asset allocation model, sector studies, and stock-selection methodology may put us in an even stronger position to assist you in meeting your long-term financial goals.**

The objective of the Strategy Portfolio is to continue to seek long-term growth of capital through tactical asset allocation.

Thank you for your continuing support.

 * The Standard & Poor's Index (S&P 500) is an unmanaged, market value-weighted index of 500 widely held common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of the Portfolio, which is entirely managed and incurs expenses.

** While the management team will endeavor to invest the Portfolio according to their proprietary process, there is no guarantee of investment success.

Managers' Commentary
--------------------------------------------------------------------------------

                             Performance Comparison

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class A Shares and the S&P 500~.

[GRAPH PLOT POINTS]

                  Class A                  S&P 500~
6/5/95             9,425                    10,000
6/30/95            9,695                    10,235
9/30/95           10,554                    10,890
9/30/96           12,747                    13,291
9/30/97           14,273                    18,668

                Average Annual Returns as of 9/30/97
                      Including Sales Charges
                   1-Year            Since Inception**
Class A               5.51%                16.55%



Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures represent change in investment value after reinvesting all distributions.

 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.

 * Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Strategy Portfolio Class A from the date of issuance on 6/5/95 through 9/30/97.

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class B Shares and the S&P 500~.

[GRAPH PLOT POINTS]
                           Class B            S&P 500
10/29/93                   10,000             10,000
12/31/93                   10,160             10,024
12/31/94                    9,798             10,157
9/30/95                    12,175             13,180
9/30/96                    14,125             15,860
9/30/97                    15,838             22,275

                   Average Annual Returns as of 9/30/97
                         Including Sales Charges

                     1-Year                  Since Inception+
Class B               7.19%                        12.42%

*** Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio
    Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The ending value of the Class B Shares reflects a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

  + Reflects operations of Mentor Strategy Portfolio Class B from the date of commencement of operations on 10/29/93 through 9/30/97.

Mentor Income and Growth Portfolio
Managers' Commentary: The Balanced Management Team
September 30, 1997
--------------------------------------------------------------------------------

Review of Markets
On the heels of stellar stock market returns in 1995 and the first half of 1996, the U.S. equity market, as measured by the S&P 500, provided a return of 40.4% for the 12-month period ending September 30, 1997.* With the economic backdrop remaining favorable, the stock market continued its remarkable run by registering its 11th consecutive quarter of price appreciation, a feat matched only once since 1927. By comparison the bond market provided relatively modest returns as a combination of tight monetary policy and continued concerns over economic growth and inflation consumed the market.

Portfolio Performance
For the 12-month period ending September 30, 1997, the Mentor Income and Growth Portfolio returned 22.11% for the A shares, and 21.24% for the B shares.**

Market Outlook
The US economic outlook remains favorable, with growth expected to remain in the 2.5-3.0% range. Continued job growth and moderate real wage gains should more than offset the adverse impact of high debt burdens and allow further increases in consumer spending. Demand for products and services in the U.S. continues to grow and corporations remain well positioned with high productivity levels and strong cash flow and profitability. Growth outside of the U.S. also appears favorable. While the outlook in Japan and the Pacific Rim countries has softened, the European economic recovery appears to be on better footing.

Some economic forecasters had thought that the Federal Reserve might tighten monetary policy for a second time this year in response to the relatively high level of economic growth. It appears, however, that the economy is demonstrating an ability to grow without inflationary pressures. We believe that the Federal Reserve will not raise interest rates as long as the inflationary outlook remains benign. While equity market valuations remain at the high end of historical levels, this combination of better-than-expected growth, strong profits, and lower-than-anticipated inflation should continue to fuel the stock market.

Portfolio Strategy+
As of September 30, 1997, the asset allocation of the Portfolio was 56% equity, 42% bonds, and 4% cash. While we have modestly increased the equity exposure in recent months, it remains at the lower end of the expected range. This weighting reflects our view that while the economic fundamentals remain strong, current valuations in the equity market leave little room for error.

Equity Strategy
Our overweighted position in the financial sector continues to be a positive contributor to performance. Last year, we shifted our focus to some lesser known regional players as valuations of the large multinational banks rose. We continue to increase our exposure to the healthcare sector and are focusing our efforts largely on the pharmaceutical industry. We have been using recent pull-backs in the industry to increase positions.

Managers' Commentary
--------------------------------------------------------------------------------

Despite high equity valuations, economic fundamentals continue to appear promising and we believe it is still possible to find companies with favorable long-term outlooks and undervalued stocks. In many of these cases investors must be willing to face some near-term uncertainty and to be patient to capture the long-term rewards.

Fixed Income Strategy
We remain convinced that inflation is the key to the performance of the bond market. With the rate of inflation currently running at an annual rate of less than 2.0%, and the yields of long-term treasury bonds at 6.4%, we believe the bond market has room to run. As a result, we expect to maintain our longer-than-market duration in anticipation of lower rates.

We have decreased our mortgage commitment by allocating new cash to the corporate and treasury sectors. Mortgages appear less attractive, particularly if we are correct in our belief that interest rates will fall further and refinancing activity will increase as a result. We are adding selectively to our corporate positions, but the bulk of the Portfolio remains committed to US treasury securities.

The objective of the Income and Growth Portfolio is to continue to seek long-term conservative growth of capital and income by investing in a portfolio of undervalued stocks and investment-grade bonds.

 * The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of the Portfolio, which is entirely managed and incurs expenses.

** See notes to Performance Comparison, page 17.

 + While the management team will endeavor to invest the Portfolio according to their proprietary process, there is no guarantee of investment success.

Managers' Commentary
--------------------------------------------------------------------------------

                             Performance Comparison

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income & Growth Portfolio Class A and Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+


[GRAPH PLOT POINTS]

                         A Shares        B Shares            LAGG/S&P 500
5/24/93                    9,425          10,133                 10,000
9/30/93                    9,909          10,506                 10,353
9/30/94                   10,578          11,239                 10,446
9/30/95                   12,402          12,614                 12,879
9/30/96                   14,802          15,140                 14,686
9/30/97                   18,076          18,499                 18,723


                  Average Annual Returns as of 9/30/97
                        Including Sales Charges

                            1-Year           Since Inception++
Class A Shares              15.09%               14.59%
Class B Shares              17.24%               15.13%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 ** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
    Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.

 ++ Reflects operations of Mentor Income and Growth Portfolio Class A and Class
    B Shares from the date of commencement of operations on 5/24/93 through 9/30/97.

Mentor Municipal Income Portfolio
Managers' Commentary: The Tax-Exempt Management Team
September 30, 1997
--------------------------------------------------------------------------------

Economic Factors
During the 12-month period ending September 30, 1997, economic stability and growth continued to characterize the U.S. economic environment. After solid performance in the latter half of 1996, the economy in the first quarter of 1997 accelerated at its fastest pace since 1987. Consumer confidence was (and continues to be) at its highest reading in 27 years, and unemployment fell to 4.8%, the lowest level since 1973.

Despite this vigorous pace of economic growth, we have seen few signs of inflation. Wholesale prices continued to fall and, at the consumer level, prices rose by a mere 2.2% during the 12 months through September. The strength of the dollar has also helped curb inflation by making imported goods less costly.

The bond market responded positively during most of this period. The rally that began in May 1996 continued through year-end 1996. The situation reversed in early 1997. With the economy picking up speed and warning remarks by Fed Chairman Alan Greenspan about tighter monetary policy, inflationary fears were re-ignited, and interest rates began to rise. When the Fed raised short-term rates by a modest 0.25% in March, interest rates peaked and then began to decline in April as inflationary fears again abated.

After the rate hike, interest rates once again continued to decrease through the second and third quarter of 1997. Overall, during the reporting period, tax-exempt interest rates were significantly lower. On September 30, 1997, 30-year AAA-rated securities yielded 5.1%, compared to 5.61% a year ago. By comparison, the 30-year treasury bond yielded 6.40% on September 30, versus the 6.92% yield a year earlier. The ratio of municipals to treasury yields dropped slightly, from 81.1% to 80%, but remained at an attractive level.

Additional Factors
The trend that continues to have the greatest effect on the municipal market is the number of new issues that are insured. Year-to-date through September, over 51% of volume issued has been AAA-rated due to insurance. This has created a scarcity of lower-rated securities and has drastically narrowed the credit quality spreads. BBB-rated securities, which traditionally have yielded 100-150 basis points over AAA-rated securities, are narrower than we have ever seen. As an example, a California issue priced on 9/25/97 offered AAA-insured bonds due 2029 at a yield of 5.49%, and BBB-rated securities with the same maturity at a yield of 5.69%, a spread of only 20 basis points.

On the political side, the much-awaited 1997 tax bill included the expected capital gains cuts, but had little impact on the municipal market. A very slight negative was the lack of action taken regarding alternative minimum tax (AMT). For some time analysts have been predicting that many more individuals could have to pay AMT in the future unless the AMT exemption amounts were raised. Unfortunately, proposals to reduce the impact of the individual AMT were not included in the final law.

Managers' Commentary
--------------------------------------------------------------------------------

Management Strategy*
We will continue to employ the same strategies that we applied over the past 12 months to manage the Portfolio:

o We typically attempt to maintain a barbell structure by rating. This means that we attempt to weight the majority of the Portfolio equally in both AAA-rated and BBB-rated holdings. This structure helps balance the Portfolio's volatility to interest rate movements. Over the past year, however, the Portfolio was weighted toward more quality, with 50% of assets AAA-rated and 26% BBB-rated or non-rated. Particularly over the past two quarters, we have focused our acquisitions on AAA-rated securities given the tight credit spreads.

o We adjust the duration of the Portfolio based on our interest rate outlook. Duration, which is expressed in years, is a measurement of a fund's volatility to interest rate movements. Funds with shorter durations tend to perform better relative to funds with longer durations when interest rates rise. Funds with longer durations tend to outperform when interest rates decline. On September 30, 1997 the duration of your Portfolio stood at 8.05 years compared to the Lehman Brothers Municipal Index duration of 7.81 years.**

o We maintain a high concentration in the healthcare sector, given our research expertise in this industry. At the end of the period 18% of assets were healthcare-related. The hospital sector was the best-performing revenue bond sector for the month, quarter, and year-to-date according to Lehman's September municipal indexes report, returning 1.43%, 3.69%, and 7.86%, respectively. The strong performance in this sector is no surprise because of the continuing debt-restructuring associated with mergers, acquisitions, and consolidations. In addition, hospitals continue to improve their financial positions, which has led to a high number of rating upgrades. The positive trend shows no sign of slowing, as evidenced by strong hospital bond issuance volume and above-average ratings upgrades in the third quarter.

o We continue to trade conservatively, identifying securities that we believe will outperform within a sector, and which can be purchased at attractive prices, rather than focusing on market timing.

Outlook
The economy continues to be moderately strong, with inflation remaining minimal. Growth is broad-based, coming from all sectors of the economy. It is led by a still strong consumer, a production sector chugging along to keep up with vibrant demand, an export sector that is undeterred by the ever-strengthening dollar, and a government sector which has not slowed spending. Inflation news remains friendly. The string of seven consecutive negative producer price index
(PPI) readings was finally broken, but year-over-year readings are among the lowest on record. The core consumer price index (CPI) similarly registers a downward trend.

The Federal Reserve Board has refrained from any action since the tightening move in March 1997. Against a backdrop of continued growth

Managers' Commentary
--------------------------------------------------------------------------------

and low employment, there is some fear that the economy is running out of slack. Thus, the Fed is biased to tighten again. We do not believe, however, that they will act until inflation is more of a reality. Although it is possible that they may take some action prior to the end of the year, we feel this is more of a probability in February 1998. As such, our outlook for the remainder of the year is neutral with a longer-term slightly bullish view. We expect the 30-year treasury, currently at a 6.44% yield, to trade in a 6.125%-to- 6.75% range, with long municipals at a ratio of 78-80% of taxable yields.

The objective of the Municipal Income Portfolio is to continue to seek high current income exempt from federal taxes.

 * While the management team will endeavor to invest the Portfolio in accordance with these strategies, there is no guarantee of investment success.

** The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that SEC requires to be reflected in the Portfolio's performance.

                             Performance Comparison



Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class A and Class B Shares and Lehman Municipal Bond Index.

[GRAPH PLOT POINTS]

                 A Shares            B Shares      Lehman Municipal Bond Index~
4/29/92           9,525              10,000                  10,000
9/30/92          10,034              10,528                  10,561
9/30/93          11,637              12,134                  11,906
9/30/94          11,101              11,511                  11,616
9/30/95          12,151              12,348                  12,916
9/30/96          12,935              13,184                  13,818
9/30/97          14,085              14,291                  14,933

               Average Annual Returns as of 9/30/97
                       Including Sales Charges

                       1-Year              Since Inception***
Class A                3.71%                     6.52%
Class B                4.33%                     6.80%
Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 ~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

  + Represents a hypothetical investment of $10,000 in Mentor Municipal Income
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

 ++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income
    Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

*** Reflects operations of Mentor Municipal Income Portfolio Class A and Class B
    Shares from the date of commencement of operations on 4/29/92 through 9/30/97.

Mentor Quality Income Portfolio
Mentor Short-Duration Income Portfolio
Managers' Commentary: The Fixed-Income Management Team
September 30, 1997
--------------------------------------------------------------------------------

Market Conditions
During the 12-month period ending September 30, 1997 the yield curve flattened. While yields of three-month and six-month treasury bills were largely unchanged, yields of treasury notes and bonds with maturities of one year and greater were lower by 0.25% to 0.60%. Generally speaking, the greater the maturity of the security, the larger the decrease in its yield. Two and 10-year treasuries closed the period at 5.78% and 6.11%, respectively, down 0.32% and 0.59% respectively from the beginning of the period. Rates trended lower in three of the four quarters comprising the 12-month period ending September 30, with the sole exception of the first quarter of 1997. The first three months of the year comprised the period leading up to the Federal Reserve's increase in the federal funds rate (the rate member banks charge each other on inter-bank loans) by 0.25% in late March.

As noted, only once during the 12-month period did the Federal Reserve deem it necessary to alter the level of the short-term fed funds rate, and then only modestly. Otherwise the monetary authorities remained on the sidelines, content to let the economy move unencumbered on a low-inflation and moderate-growth progression. Annualized GDP (gross domestic product), the most comprehensive measure of overall domestic economic growth, grew at annualized rates of 4.3%, 4.9%, and 3.3% for the fourth quarter of 1996, the first quarter of 1997, and the second quarter of 1997 respectively.

Despite continued steady economic growth, inflation at both the wholesale and retail levels has remained consistently benign. In seven of the 12 monthly periods during the fiscal year ending September 30, the PPI (producer price index) actually declined. The CPI-core (consumer price index minus the volatile food and energy components), viewed by many as the most reliable and significant of the inflation measures, only once during the period experienced a monthly increase of as much as 0.3%. Given the lack of current measurable inflationary pressures, longer-term fixed-income buyers have been willing to forgo the higher yields they would demand in an environment of inflationary expectation. As a result, in this moderate growth and low inflation environment, rates payable on fixed-income securities have eased from levels of a year ago.

Performance*
For the 12-month period ending September 30, the Mentor Quality Income Portfolio A shares outperformed the Merrill Lynch 7-Year Treasury Index benchmark by 0.28%. Mentor Quality Income Portfolio A shares returned 9.86% and the B shares 9.29% for the period, compared to 9.58% for the Merrill Lynch seven-year treasury index. The Mentor Short-Duration Income Portfolio A shares and B shares returned 7.33% and 6.96% respectively for the 12-month period, compared to 7.61% for the Merrill Lynch 3-Year Treasury Index.

Since the Federal Reserve intervened to raise the federal funds rate in late March, we have maintained a duration in both the Quality Income Portfolio and the Short-Duration Income Portfolio within 10% of their respective benchmarks. Our sense has been that despite the continued good inflationary news, an increasingly tight job market will eventually lead to pricing pressures. At no point during

Mentor Quality Income Portfolio
Mentor Short-Duration Income Portfolio (continued)
Managers' Commentary
--------------------------------------------------------------------------------

the 12-month period ending September 30, did the unemployment level exceed 5.4%. In fact, during the last half of the period the unemployment rate never surpassed 5.0%. These are levels that as recently as a few years ago were considered below "full employment." The good current inflation news has been tempered by tight underlying labor market conditions, raising concerns regarding the long-term sustainability of low prices. We are not convinced that rates will trend strongly in either direction.

At the period's end both the Quality Income and Short-Duration Income Portfolios maintained durations approximately 5% shorter than their respective Merrill Lynch Treasury Index benchmarks. The Quality Income Portfolio was relatively underweighted in the five-year sector of the yield curve when compared to its benchmark, while the Short-Duration Portfolio was relatively underweighted in the three-year sector of the curve.

Market Outlook
Many market participants have recently stated, "Things are different this time." It is true that we are experiencing more growth than the economy could have historically withstood without an accompanying increase in inflation. We continue to believe, however, that some caution is warranted. As Federal Reserve chairman Alan Greenspan said in his recent testimony before the House budget committee, "This is clearly an evolutionary, not a revolutionary process." We believe that the current combination of economic growth and job creation, if sustained, will eventually lead to inflationary pressures. Renewed concern about inflation will lead to higher interest rates, either through Fed action or a belief that the Fed should act.

Although interest rates spiked upward due to Greenspan's recent comments before the House, we actually took great comfort from his statements. The overall tone of Greenspan's testimony suggests that he is increasingly uncomfortable with current conditions in the economy. While that discomfort may lead to higher interest rates in the short run, it also ensures that the downward spiral in inflation we have witnessed over the past decade will continue. As a result, we are extremely cautious about the short end of the yield curve, where Fed tightenings have the greatest impact, but are increasingly bullish about the prospects for longer-term interest rates.**

The objective of the Quality Income Portfolio is to continue to seek high current income through investing in a diversified portfolio of high-quality intermediate and long-term bonds. The objective of the Short-Duration Income Portfolio is to continue to seek current income and preservation of capital.

 * The Merrill Lynch 7-Year and 3-Year Treasury Indexes are adjusted to reflect reinvestment of interest on securities in the indexes. The Merrill Lynch 7-Year and 3-Year Treasury Indexes are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. Investors cannot invest in the Indexes. See notes to Performance Comparison, page 23.

** While the management team will endeavor to invest the Portfolios according to their proprietary process, there is no guarantee of investment success.

Mentor Quality Income Portfolio
Mentor Short-Duration Income Portfolio (continued)
Managers' Commentary
--------------------------------------------------------------------------------

                             Performance Comparison

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class A and Class B Shares and the Merrill Lynch 7-Year Treasury Index~.

[GRAPH PLOT POINTS]
                                                           Merrill Lynch
                   A Shares          B Shares          7-Year Treasury Index
4/29/93             9,525             10,000                   10,000
9/30/92             9,846             10,324                   11,052
9/30/93            10,378             10,827                   12,380
9/30/94            10,036             10,406                   11,705
9/30/95            11,222             11,354                   13,496
9/30/96            11,681             11,879                   14,020
9/30/97            12,833             12,982                   15,246

                Average Annual Returns as of 9/30/97
                      Including Sales Charges

                      1-Year               Since Inception+++
Class A Shares         4.67%                      4.71%
Class B Shares         5.29%                      4.99%



Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  ~ The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

  + Represents a hypothetical investment of $10,000 in Mentor Quality Income
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

 ++ Represents a hypothetical investment of $10,000 in Mentor Quality Income
    Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Quality Income Portfolio Class A and Class B
    Shares from the date of commencement of operations on 4/29/92 through 9/30/97.

Mentor Quality Income Portfolio
Mentor Short-Duration Income Portfolio (continued)
Managers' Commentary
--------------------------------------------------------------------------------

                             Performance Comparison

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class A Shares and the Merrill Lynch 3-Year Treasury~.

[GRAPH PLOT POINTS]

                 Class A            3-Year Treasury
6/16/95          9,900                10,000
6/30/95          9,946                10,062
9/30/95          9,931                10,139
9/30/96         10,532                11,038
9/30/97         11,304                11,571

              Average Annual Returns as of 9/30/97
                    Including Sales Charges

                       1-Year             Since Inception**
Class A                6.23%                   5.49%

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class B Shares and Merrill Lynch 3-year Treasury~.

[GRAPH PLOT POINTS]

                   Class B                3-Year Treasury
4/29/94            10,000                     10,000
12/31/94           10,093                     10,075
9/30/95            10,623                     11,051
9/30/96            11,225                     11,709
9/30/97            12,125                     12,600



              Average Annual Returns as of 9/30/97
                    Including Sales Charges

                       1-Year             Since Inception++
Class B                 2.96%                   5.78%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 ~ The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

 * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class A Shares, after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charges = $9,900. The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class A from the date of issuance on 6/16/95 through 9/30/97.

 + Represents a hypothetical investment of $10,000 in Mentor Short-Duration
   Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The ending value of the Class B shares reflects a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Short-Duration Income Portfolio Class B Shares from the date of commencement of operations on 4/29/94 through 9/30/97.

Mentor Growth Portfolio
Portfolio of Investments
September 30, 1997

                                                            Percent of Net Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

Common Stocks                                                      92.45%
-------------------------------------------------------------------------------------------------------------------------

Basic Materials                                                             0.77%
  NS Group, Inc.                                                                             144,800         $  4,687,900
-------------------------------------------------------------------------------------------------------------------------

Capital Goods & Construction                                                1.62%
  Motivepower Industries*                                                                    167,800            4,362,800
  Superior Services, Inc.*                                                                   141,000            4,018,500
  Waste Industries, Inc.*                                                                     63,250            1,514,047
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                9,895,347
-------------------------------------------------------------------------------------------------------------------------

Consumer Cyclical                                                          15.04%
  Applebees International, Inc.                                                               73,400            1,835,000
  Applied Graphics Technologies*                                                              56,350            3,169,688
  Cadmus Communications Corporation                                                          250,950            5,144,475
  Central Garden & Pet Company*                                                              140,600            4,323,450
  Chancelor Media Corporation*                                                               129,300            6,804,413
  Clayton Homes, Inc.                                                                        268,384            4,981,878
  Clear Channel Communications*                                                               55,850            3,623,269
  Corporate Express, Inc.*                                                                   210,450            4,445,756
  Dollar General Corporation                                                                 189,395            6,451,267
  Family Dollar Stores                                                                       135,950            3,101,359
  Gtech Holdings Corporation*                                                                 51,250            1,752,109
  Heftel Broadcasting Corporation - Class A*                                                  44,350            3,359,512
  Keystone Automotive Industries, Inc.*                                                      197,800            4,178,525
  Paxar Corporation*                                                                         394,998            7,776,523
  Regal Cinemas, Inc.*                                                                       172,462            4,634,916
  Rental Service Corporation*                                                                209,850            4,708,509
  Southern Energy Homes, Inc.*                                                               363,175            3,836,036
  Stage Stores, Inc.*                                                                         92,100            3,971,812
  Suburban Lodges of America*                                                                195,150            5,147,081
  Universal Outdoor Holdings, Inc.*                                                          103,900            3,896,250
  Watsco, Inc.                                                                               153,375            4,792,969
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               91,934,797
-------------------------------------------------------------------------------------------------------------------------

Consumer Staples                                                            3.74%
  Fine Host Corporation*                                                                     119,400            4,626,750
  JP Food Services, Inc.*                                                                     89,400            2,816,100
  Performance Food Group*                                                                    175,300            4,470,150
  Rexall Sundown, Inc.*                                                                       84,400            3,850,750
  Richfood Holdings, Inc.                                                                    274,725            7,125,680
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               22,889,430
-------------------------------------------------------------------------------------------------------------------------

Energy                                                                      9.39%
  American Oilfield Divers, Inc.*                                                            239,500            3,697,281
  BJ Services Company*                                                                        85,650            6,359,512
  Core Laboratories Inc.*                                                                    251,700            8,809,500
  Global Industries, Ltd.*                                                                    77,650            3,096,294

Mentor Growth Portfolio
Portfolio of Investments
September 30, 1997

                                                            Percent of Net Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

Common Stocks (continued)
-------------------------------------------------------------------------------------------------------------------------

Energy (continued)
  Mary Land & Exploration Company                                                             84,150         $  3,818,306
  Maverick Tube Corporation*                                                                 239,500            9,879,375
  Patterson Energy, Inc.*                                                                    111,350            5,831,956
  Precision Drilling Corporation*                                                             38,300            2,446,412
  Pride International, Inc.*                                                                 224,300            7,626,200
  Tuboscope, Inc.*                                                                           185,600            5,823,200
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               57,388,036
-------------------------------------------------------------------------------------------------------------------------

Financial                                                                   4.59%
  Amresco, Inc.*                                                                             162,600            6,036,525
  Concord EFS, Inc.*                                                                         117,361            3,168,747
  Markel Corporation*                                                                         72,060           11,349,450
  National Commerce Bancorporation                                                           274,192            7,471,732
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               28,026,454
-------------------------------------------------------------------------------------------------------------------------

Health                                                                     21.11%
  Assisted Living Concepts*                                                                  170,600            2,729,600
  Atria Communities, Inc.*                                                                   190,800            3,434,400
  Capstone Pharmacy Services*                                                                324,200            3,910,663
  Centennial Healthcare Company*                                                             104,400            2,401,200
  Curative Health Services, Inc.*                                                            112,800            3,510,900
  Dentsply International, Inc.                                                                77,450            4,337,200
  Dura Pharmaceuticals*                                                                      133,150            5,808,669
  Express Scripts, Inc. - Class A*                                                            77,300            4,164,538
  FPA Medical Management, Inc.*                                                              163,100            5,606,562
  Genesis Health Venture*                                                                     91,900            3,578,356
  Health Management Associates, Inc.*                                                        170,694            5,398,198
  Henry Schein, Inc.*                                                                         99,750            3,566,062
  Integrated Health Services, Inc.                                                           120,100            4,015,844
  Molecular Devices Corporation*                                                             215,000            4,703,125
  Monarch Dental Corporation*                                                                  4,300               92,450
  National Surgery Centers, Inc.*                                                            224,325            4,879,069
  NCS Healthcare, Inc. - Class A*                                                            108,800            2,774,400
  Omnicare, Inc.                                                                             174,060            5,656,950
  Parexel International Corporation*                                                          83,500            3,298,250
  Pediatric Services of America, Inc.*                                                       174,250            4,073,094
  Pediatrix Medical Group, Inc.*                                                             113,000            4,986,125
  Phycor, Inc.*                                                                              121,435            3,529,204
  Physician Sales and Services, Inc.*                                                        133,300            2,599,350
  Quorum Health Group*                                                                       199,875            4,884,445
  Raytel Medical Corporation*                                                                248,350            3,601,075
  Renal Treatment Center, Inc.*                                                              235,730            8,383,148
  Rural/Metro Corporation*                                                                    99,750            3,042,375
  Serologicals Corporation*                                                                  284,150            6,464,413
  Sofamor Danek Group, Inc.*                                                                  97,870            5,590,824

Mentor Growth Portfolio
Portfolio of Investments
September 30, 1997

                                                            Percent of Net Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

Common Stocks (continued)
-------------------------------------------------------------------------------------------------------------------------

Health (continued)
  Vencor, Inc.*                                                                              101,455         $  4,185,018
  Wesley Jessen Visioncare, Inc.*                                                            136,200            3,847,650
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              129,053,157
-------------------------------------------------------------------------------------------------------------------------

Technology                                                                 23.07%
  ACC Corporation*                                                                            97,250            3,197,094
  ADE Corporation*                                                                            82,500            3,310,312
  Advanced Technology*                                                                        96,150            3,533,513
  Applied Materials, Inc.*                                                                    39,800            3,790,950
  Applied Microsystems Corporation*                                                          222,450            2,335,725
  Aspect Development, Inc.*                                                                   49,000            2,012,063
  Atmel Corporation*                                                                         170,300            6,205,306
  Benchmark Electronics, Inc.*                                                               156,340            4,406,834
  Benchmarq Microelectronics*                                                                122,450            2,724,513
  Billing Information Concepts*                                                              124,350            4,352,250
  Cerprobe Corporation*                                                                      139,500            3,504,938
  Danka Business Systems                                                                     104,950            4,670,275
  Daou Systems, Inc.*                                                                        132,500            4,140,625
  Galileo Technology, Ltd.*                                                                   85,700            2,828,100
  HPR, Inc.*                                                                                 169,550            3,708,906
  Indus Group*                                                                               297,300            4,756,800
  Industri-Matematik International Corporation*                                               70,850            1,735,825
  Intelligroup, Inc.*                                                                        114,550            2,462,825
  LCI International, Inc.*                                                                   120,000            3,195,000
  Linear Technology Corporation                                                               55,650            3,825,937
  Maxim Integrated Products, Inc.*                                                            62,900            4,493,419
  Medialink Worldwide, Inc.*                                                                 130,400            2,102,700
  Microchip Technology, Inc.*                                                                109,800            4,958,156
  Micros Systems, Inc.*                                                                       73,050            3,652,500
  Microtouch Systems, Inc.*                                                                  152,000            4,237,000
  Network Appliance, Inc.*                                                                    64,200            3,482,850
  Ontrack Data International*                                                                133,500            3,103,875
  Pairgain Technologies*                                                                     157,500            4,488,750
  PRI Automation, Inc.*                                                                       52,900            3,094,650
  Qlogic Corporation*                                                                        105,500            4,417,813
  SCB Computer Technology, Inc.*                                                             169,625            3,562,125
  Sipex Corporation*                                                                         160,700            5,102,225
  Software Artistry, Inc.*                                                                   162,500            2,183,594
  Spectran Corporation*                                                                       45,500              648,375
  Triquint Semiconductor, Inc.*                                                               86,200            3,140,913
  US Long Distance Corporation*                                                              198,100            3,974,381
  Viasoft, Inc.*                                                                              35,100            1,737,450
  Viisage Technology, Inc.*                                                                  182,450            2,052,563
  World Access, Inc.*                                                                        139,150            4,522,375
  Worldcom, Inc.*                                                                            151,159            5,347,250
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              141,000,755
-------------------------------------------------------------------------------------------------------------------------

Mentor Growth Portfolio
Portfolio of Investments
September 30, 1997

                                                                                          Shares or
                                                                                          Principal
                                                            Percent of Net Assets          Amount            Market Value
-------------------------------------------------------------------------------------------------------------------------

Common Stocks (continued)
-------------------------------------------------------------------------------------------------------------------------

Transportation                                                              4.79%
  American Freightways*                                                                      202,850         $  3,854,150
  Coach USA, Inc.*                                                                           121,250            3,645,078
  Comair Holdings, Inc.                                                                      161,550            4,341,656
  Heartland Express, Inc.*                                                                   201,150            5,556,769
  Hunt (JB) Transportation Services, Inc.                                                    155,650            2,422,303
  Mesaba Holdings, Inc.*                                                                     236,750            4,897,766
  US Xpress Enterprises - Class A*                                                           229,250            4,585,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               29,302,722
-------------------------------------------------------------------------------------------------------------------------

Miscellaneous                                                               8.33%
  ABR Information Services*                                                                  175,500            4,848,187
  Abacus Direct Corporation*                                                                  60,950            1,958,019
  Accustaff, Inc.*                                                                           179,985            5,669,528
  AHL Services, Inc.*                                                                        179,100            3,268,575
  Fairfield Communities, Inc.*                                                               281,700           10,581,356
  Medquist, Inc.*                                                                            248,175            5,801,091
  Outdoor Systems, Inc.*                                                                     249,262            6,543,127
  Power One, Inc.*                                                                            26,200              366,800
  Source Services Corporation*                                                               147,400            4,385,150
  Silverleaf Resorts, Inc.*                                                                  128,300            2,934,863
  Staffmark, Inc.*                                                                           119,400            4,552,125
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               50,908,821
-------------------------------------------------------------------------------------------------------------------------

Total Common Stocks (cost $374,826,360)                                                                       565,087,419
-------------------------------------------------------------------------------------------------------------------------

Short-Term Investment                                                       7.68%
-------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement
  Goldman Sachs & Company
     Dated 9/30/97, 6.25%, due 10/1/97
     collateralized by $48,054,003 Federal Home Loan
     Mortgage Corporation 7.00%, 6/02/26,
     market value $47,963,902 (cost $46,972,557)                                         $46,972,557           46,972,557
-------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $421,798,917)                                     100.13%                             612,059,976
-------------------------------------------------------------------------------------------------------------------------

Other Assets less Liabilities                                             (0.13%)                                (797,337)
-------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                100.00%                            $611,262,639
=========================================================================================================================

* Non-income producing.

See notes to financial statements.

Mentor Perpetual Global Portfolio
Portfolio of Investments
September 30, 1997


                                                             Percent of Net Assets          Shares           Market Value
--------------------------------------------------------------------------------------------------------------------------

Common Stocks                                                               101.25%
--------------------------------------------------------------------------------------------------------------------------

Argentina                                                                     0.59%
  Banco Galacia~                                                                                6,600         $    195,525
  Perez Company~                                                                               10,837              174,074
  Siderar~*                                                                                     5,000              222,042
  Telecom Argentina~                                                                            6,600              200,887
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   792,528
--------------------------------------------------------------------------------------------------------------------------

Brazil                                                                        1.90%
  CIA Energ~                                                                                    8,600              214,297
  Cemig CIA Energetic~ (a)                                                                      6,675              366,779
  Centrais Eletrobras~                                                                         12,000              333,522
  Forca Luz Paulcon*                                                                        1,000,000              177,920
  Klabin Fabicadora~*                                                                          16,600              146,972
  Light Servicos*                                                                             440,000              185,474
  PAO De Acucar#*                                                                               5,620              125,165
  Petrol Brasilei~*                                                                             6,900              193,985
  Telebras~*                                                                                    3,450              444,188
  Telesp Tel Paulopret*                                                                       920,000              281,204
  Vale Rio Doce~                                                                                4,400              107,632
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,577,138
--------------------------------------------------------------------------------------------------------------------------

Chile                                                                         0.44%
  Banco BHIF~                                                                                   5,300              107,325
  Chilectra~                                                                                    6,250              197,297
  Enersis~                                                                                      3,800              140,838
  Santa Isabel~                                                                                 6,300              146,869
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   592,329
--------------------------------------------------------------------------------------------------------------------------

China                                                                         0.22%
  Heilongjiang*                                                                               120,000              108,000
  Huaneng Power International, Inc. - Class A~*                                                 8,000              194,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   302,000
--------------------------------------------------------------------------------------------------------------------------

Finland                                                                       1.42%
  Huhtamaki OY                                                                                 10,900              430,086
  Nokia OY - Class A                                                                           15,700            1,498,075
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,928,161
--------------------------------------------------------------------------------------------------------------------------

Mentor Perpetual Global Portfolio
Portfolio of Investments
September 30, 1997

                                                              Percent of Net Assets         Shares           Market Value
--------------------------------------------------------------------------------------------------------------------------

Common Stocks (continued)
--------------------------------------------------------------------------------------------------------------------------

France                                                                        2.57%
  Atos*                                                                                         5,000         $    542,285
  Carbone Lorraine                                                                              1,070              307,295
  Entrelec*                                                                                    12,000              512,890
  Generale Des Eeux                                                                             3,290              387,948
  Generale Des Eeux - Warrants*                                                                 3,290                1,779
  Genset~*                                                                                     15,000              316,875
  Lafarge Coppee                                                                                4,720              346,700
  Pin-Printemps                                                                                 1,200              564,179
  Total - Class B                                                                               4,400              504,713
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,484,664
--------------------------------------------------------------------------------------------------------------------------

Germany                                                                       2.41%
  Allianz AG                                                                                    3,800              921,271
  Porsche AG                                                                                      450              781,277
  Preussag*                                                                                     2,550              716,170
  Viag AG                                                                                       1,900              852,709
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,271,427
--------------------------------------------------------------------------------------------------------------------------

Great Britain                                                                12.75%
  Abbey National PLC                                                                           18,250              281,214
  BAA PLC                                                                                      52,250              507,364
  Bass*                                                                                        60,000              809,758
  BAT Industries PLC                                                                           57,000              499,657
  Barclays PLC                                                                                 13,500              364,936
  British Aerospace PLC                                                                        30,000              805,641
  British Airways                                                                              47,500              520,285
  British Biotech*                                                                            150,000              381,390
  British Telecom                                                                              71,250              471,017
  Burmah Castrol                                                                               25,000              446,973
  Centrica*                                                                                   270,500              406,114
  Commercial Union                                                                             50,000              649,372
  Enterprise Oil*                                                                              75,000              820,292
  Glaxo Wellcome                                                                               29,400              661,856
  Granada Group*                                                                               60,000              848,502
  Grand Metropolitan                                                                           47,500              453,955
  Great Universal Stores                                                                       40,000              445,883
  Medeva                                                                                       80,000              269,919
  National Westminster                                                                         52,250              789,936
  Powergen*                                                                                    50,000              617,892
  Prudential Corporation PLC                                                                   57,000              635,384
  Rank Organisation PLC                                                                        61,750              364,353
  Reckitt & Colman                                                                             30,000              460,816

Mentor Perpetual Global Portfolio
Portfolio of Investments
September 30, 1997

                                                              Percent of Net Assets          Shares           Market Value
--------------------------------------------------------------------------------------------------------------------------

Common Stocks (continued)
--------------------------------------------------------------------------------------------------------------------------

Great Britain (continued)
  Rolls Royce                                                                                  90,000         $    371,946
  Royal Sun Alliance                                                                           40,000              380,018
  Scotia Holdings*                                                                             30,000              215,516
  Smithkline Beecham*                                                                          95,000              922,480
  Standard Chartered                                                                           47,500              649,877
  Stakis                                                                                      410,000              681,740
  Tesco PLC                                                                                    95,000              721,574
  United Utilities*                                                                            67,500              835,245
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                17,290,905
--------------------------------------------------------------------------------------------------------------------------

Hong Kong                                                                     6.63%
  Asia Satellite                                                                               30,000               83,355
  CDL Hotels International                                                                    418,533              151,446
  Cheung Kong Holdings                                                                        120,000            1,349,186
  China Aerospace*                                                                             90,000               59,899
  China Light and Power                                                                       100,000              550,530
  China Pharmaceutical*                                                                       550,000              127,229
  Citic Pacific Limited                                                                        60,000              340,398
  Dah Sing Financial                                                                           24,000              100,801
  Elec & Eltek International                                                                  500,000              214,849
  First Tractor Company*                                                                      200,000              164,125
  Giordano International                                                                      472,000              304,988
  GZI Transport - Warrants*                                                                    60,000                6,901
  GZI Transport*                                                                              200,000               88,524
  Henderson Land Development                                                                   16,000              137,503
  Hon Kwok Land Investment                                                                    396,000              139,455
  Hong Kong and China*                                                                         23,000               47,409
  Hong Kong Electric                                                                           80,000              297,751
  Hong Kong Telecom, Ltd.                                                                     163,386              369,508
  HSBC Holdings PLC                                                                            34,183            1,144,145
  Hutchison Whampoa, Ltd.                                                                     100,000              985,397
  Hysan Development - Warrants*                                                                   700                  197
  Kwong Sang Hong                                                                             600,000              286,896
  LAI Sun Hotels-Warrants*                                                                     40,140                2,049
  National Mutual Asia                                                                        200,000              214,526
  New World Development                                                                        84,486              510,978
  Road King Infrastructure                                                                    200,000              173,171
  Sun Hung Kai Properties                                                                      12,000              141,122
  Swire Pacific Limited - Class A                                                              40,000              306,281
  Television Broadcast, Ltd.                                                                   44,000              155,803
  USI Holdings, Ltd.                                                                          313,000               92,023
  Wharf Holdings                                                                              120,000              441,975
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,988,420
--------------------------------------------------------------------------------------------------------------------------

Mentor Perpetual Global Portfolio
Portfolio of Investments
September 30, 1997

                                                                 Percent of Net Assets       Shares           Market Value
--------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)
--------------------------------------------------------------------------------------------------------------------------

India                                                                         0.45%
  BSES Limited#*                                                                                4,000         $     83,000
  India Cement#*                                                                               20,000               65,000
  Indian Opportunity Fund*                                                                     11,000              106,480
  Tata Electric Cies#*                                                                          1,200              360,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   614,480
--------------------------------------------------------------------------------------------------------------------------

Indonesia                                                                     0.32%
  Bat Indonesia*                                                                               16,000              146,789
  Bank Dagang - Warrants                                                                       50,000                2,905
  Citra Marga Local                                                                           120,000               36,697
  PT London Sumatra                                                                            96,000              117,431
  PT Daya Guna Samudera*                                                                       42,000               70,000
  Telekomunikasi Thoser - Class B                                                              50,000               55,428
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   429,250
--------------------------------------------------------------------------------------------------------------------------

Italy                                                                         2.14%
  Assicurazioni Generali                                                                       54,000            1,222,890
  Eni SPA*                                                                                    115,000              725,866
  Seat SPA*                                                                                    52,000               19,506
  Telecom Itialia Spatial*                                                                      4,150               27,712
  Telecom Itialia Mobile                                                                      227,900              906,492
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,902,466
--------------------------------------------------------------------------------------------------------------------------

Ireland                                                                       1.28%
  Bank of Ireland                                                                              99,465            1,237,202
  Elan Corporation PLC                                                                         10,000              500,625
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,737,827
--------------------------------------------------------------------------------------------------------------------------

Japan                                                                        12.79%
  Chugai Pharmaceutical                                                                       160,000            1,382,462
  Daiwa Securities*                                                                           215,000            1,321,812
  East Japan Railway                                                                              270            1,269,638
  Fuji Electric Company                                                                       375,000            1,140,282
  House Food Industrial*                                                                       80,000            1,362,522
  Japan Tobacco                                                                                   170            1,326,216
  Mycal Corporation                                                                           120,000            1,335,937
  Nintendo Company*                                                                            14,000            1,314,336
  ROHM Company                                                                                 12,000            1,415,694
  Tokyo Electric Power                                                                         68,000            1,310,680
  Tokio Marine & Fire*                                                                        125,000            1,505,836
  Toyoda Auto Loom                                                                             70,000            1,395,755
  UNI - Charm Corporation                                                                      40,000            1,259,502
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                17,340,672
--------------------------------------------------------------------------------------------------------------------------

Mentor Perpetual Global Portfolio
Portfolio of Investments
September 30, 1997

                                                               Percent of Net Assets          Shares         Market Value
--------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)
--------------------------------------------------------------------------------------------------------------------------

Korea                                                                         0.27%
  Atlantis Korean*                                                                             20,000         $    132,400
  CITC Seoul Exel@*                                                                                 2               14,500
  Housing and Commercial Bank*                                                                  7,000              132,125
  Korea-Europe Fund@*                                                                              18               39,375
  LG Electronics#                                                                               6,400               30,560
  Samsung Electronics#(a)                                                                         403               21,435
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   370,395
--------------------------------------------------------------------------------------------------------------------------

Malaysia                                                                      0.51%
  ACP Industries                                                                               20,000               27,106
  ACP Industries-Warrants*                                                                     12,000                4,509
  Berjaya Capital*                                                                            120,000               82,058
  Boustead Holdings                                                                            84,000              133,251
  Genting Berhad                                                                               20,000               62,221
  Leader University Holdings*                                                                  36,000               28,831
  Magnum Corporation                                                                          110,000               96,566
  Malaysian Assurance                                                                          11,000               29,647
  Nanyang Press*                                                                               60,000              121,978
  PowerTek Berhad*                                                                             28,000               37,431
  Public Finance                                                                               12,000                8,501
  RHB Sakura Merchant*                                                                          2,400                2,299
  Suremax Group*                                                                               28,000               62,098
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   696,496
--------------------------------------------------------------------------------------------------------------------------

Mexico                                                                        1.51%
  Bufete Industrial~*                                                                           7,700              145,338
  Cemex SA~*                                                                                   14,500              172,309
  CIFRA SA~                                                                                   100,000              228,500
  DESC~                                                                                         6,262              261,439
  Empresas ICA~                                                                                 7,700              135,231
  Empress La Modern~*                                                                           8,360              182,875
  Fomento Economic~                                                                            38,400              330,882
  Grupo Carso SA~                                                                              11,700              188,390
  Kimberly Clark Mexico~                                                                        6,980              177,990
  Panamerica Beverages - Class A                                                                5,800              226,562
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,049,516
--------------------------------------------------------------------------------------------------------------------------

Netherlands                                                                   7.16%
  BAAN Company*                                                                                25,000            1,807,123
  Kon Hoogovens*                                                                               15,900            1,032,394
  ING Groep NV                                                                                 19,771              910,271
  Oce NV                                                                                        6,200              786,712

Mentor Perpetual Global Portfolio
Portfolio of Investments
September 30, 1997

                                                              Percent of Net Assets          Shares           Market Value
--------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)
--------------------------------------------------------------------------------------------------------------------------

Netherlands (continued)
  Philips Electronics*                                                                         18,700         $  1,586,278
  Royal Dutch Petroleum                                                                        12,748              715,357
  Unilever PLC                                                                                 43,100            1,261,806
  Vendex International                                                                         15,325              910,916
  VNU-Ver Ned Uitgevers                                                                        30,000              698,166
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,709,023
--------------------------------------------------------------------------------------------------------------------------

Norway                                                                        0.38%
  Orkla A/S - Class A                                                                           5,770              512,910
--------------------------------------------------------------------------------------------------------------------------

Peru                                                                          0.12%
  CPT Telefonica Del Peru~                                                                      6,700              158,288
--------------------------------------------------------------------------------------------------------------------------

Philippines                                                                   0.23%
  Benpres Holdings#*                                                                           68,000              309,400
--------------------------------------------------------------------------------------------------------------------------

Singapore                                                                     1.02%
  ACMA Limited - Warrants                                                                       7,500                2,355
  City Developments                                                                            48,000              310,893
  Development Bank Singapore*                                                                  20,000              204,121
  Elek & Eltek International*                                                                  20,000              176,000
  GP Batteries International                                                                   80,000              248,086
  Jardine Strategic*                                                                           20,000               78,400
  Jardine Strategic - Warrants*                                                                 3,125                1,968
  Overseas Union Bank                                                                          12,000               53,385
  Singapore Press Holdings                                                                     16,000              235,525
  Sing Tech Shipbuilding*                                                                      38,000               69,859
  UTD Overseas -Warrants*                                                                       2,000                  785
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,381,377
--------------------------------------------------------------------------------------------------------------------------

Spain                                                                         2.30%
  BCO Central Hispans*                                                                         28,900            1,209,749
  Continente Cent                                                                              12,500              271,283
  Corporacion Financiera                                                                        1,555              173,649
  Prosegur Seguridad Company*                                                                  89,285            1,100,840
  Viscofan Envolturas Celulos                                                                  14,960              363,370
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,118,891
--------------------------------------------------------------------------------------------------------------------------

Sweden                                                                        3.55%
  Astra AB - Class A                                                                           70,000            1,294,584
  Celsius Industriar AB - Class B                                                              30,000              540,951

Mentor Perpetual Global Portfolio
Portfolio of Investments
September 30, 1997

                                                               Percent of Net Assets          Shares           Market Value
--------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)
--------------------------------------------------------------------------------------------------------------------------

Sweden (continued)
  Electrolux AB - Class B                                                                       2,230         $    174,688
  Ericsson - Class B*                                                                          25,000            1,203,764
  Skandinaviska - Class A                                                                       8,110               98,563
  Svenska Handels Bank - Class A                                                               36,860            1,280,605
  Trygg Hansa - Class B*                                                                        8,960              224,887
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,818,042
--------------------------------------------------------------------------------------------------------------------------

Switzerland                                                                   4.20%
  Credit Suisse Group                                                                           6,000              813,244
  Nestle SA                                                                                     1,100            1,537,231
  Novartis*                                                                                       930            1,430,522
  Roche Holding AG                                                                                 78              694,051
  Saurer AG                                                                                       555              441,397
  Sulzer AG                                                                                       180              137,320
  Zurich Versiche                                                                               1,465              639,659
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,693,424
--------------------------------------------------------------------------------------------------------------------------

Taiwan                                                                        0.28%
  Formosa Growth Fund*                                                                          5,000              118,125
  Taipei Fund@*                                                                                    20              253,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   371,125
--------------------------------------------------------------------------------------------------------------------------

Thailand                                                                      0.09%
  Bangkok Bank*                                                                                 7,000               36,173
  Banpu Coal Company*                                                                           8,000               83,129
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   119,302
--------------------------------------------------------------------------------------------------------------------------

United States                                                                33.47%
  American Stores Company                                                                      20,000              487,500
  American Express Company                                                                     15,000            1,228,125
  Amresco, Inc.*                                                                               30,000            1,113,750
  BMC Industries, Inc.                                                                         25,000              795,312
  Banc One Corporation*                                                                        17,000              948,812
  Borders Group, Inc.*                                                                         30,000              825,000
  Cardinal Health, Inc.                                                                        15,000            1,065,000
  Carnival Corporation - Class A                                                               20,000              925,000
  Champion International Corporation                                                           15,000              914,062
  Chancelor Media Corporation*                                                                 18,000              947,250
  Clear Channel Communications*                                                                15,000              973,125
  Cooper Cameron*                                                                              15,000            1,077,188

Mentor Perpetual Global Portfolio
Portfolio of Investments
September 30, 1997

                                                            Percent of Net Assets          Shares           Market Value
--------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)
--------------------------------------------------------------------------------------------------------------------------

United States (continued)
  Crane Company                                                                                22,000         $    904,750
  Crompton & Knowles*                                                                          30,000              796,875
  Digital Equipment Corporation*                                                               30,000            1,299,375
  El Paso Natural Gas Corporation                                                              14,000              847,875
  Embo Tellandora Andia*                                                                        8,600              221,450
  EMC Corporation*                                                                             20,000            1,167,500
  First Chicago NBD Corporation*                                                               12,500              940,625
  Halliburton Company*                                                                         18,000              936,000
  Healthsouth Corporation*                                                                     40,000            1,067,500
  Heilig Meyers Company                                                                        50,000              768,750
  Household International, Inc.                                                                10,000            1,131,875
  JP Food Services, Inc.*                                                                      30,000              945,000
  La Quinta Inns, Inc.                                                                         45,000            1,060,312
  Lilly (ELI) & Company                                                                         8,000              965,500
  Maytag Corporation*                                                                          25,000              853,125
  McDermott International, Inc.                                                                20,000              730,000
  McDermott, J Ray*                                                                            20,000              980,000
  Mead Corporation                                                                             12,000              867,000
  Merck & Company, Inc.                                                                        10,000              999,375
  Microsoft Corporation*                                                                        7,000              926,187
  Mirage Resorts, Inc.*                                                                        35,000            1,054,376
  Omnicare, Inc.                                                                               30,000              975,000
  Philip Morris Companies, Inc.*                                                               25,000            1,039,063
  Pier 1 Imports                                                                               42,500              762,344
  Pioneer Natural Recources Company*                                                           25,000            1,046,876
  SCI Systems, Inc.*                                                                           20,000              991,250
  Safeway, Inc.                                                                                20,000            1,087,500
  Samsonite Corporation*                                                                       20,000              877,500
  Staples, Inc.*                                                                               37,500            1,035,938
  Sybron International Corporation*                                                            20,000              858,750
  TJX Companies*                                                                               30,000              916,876
  Travelers, Inc.*                                                                             15,000            1,023,750
  U.S. Industries, Inc.                                                                        37,500            1,087,500
  Westinghouse Electric Corporation                                                            35,000              947,187
  Westpoint Stevens, Inc.- Class A*                                                            25,000            1,031,250
  Williams Companies, Inc.*                                                                    20,000              936,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                45,380,608
--------------------------------------------------------------------------------------------------------------------------

Venezuela                                                                     0.25%
  CIA Anonima Nacional Telefonos~                                                               7,300              333,975
--------------------------------------------------------------------------------------------------------------------------

Total Common Stocks (Cost $120,086,319)                                                                        137,275,039
==========================================================================================================================

Mentor Perpetual Global Portfolio
Portfolio of Investments
September 30, 1997

                                                                                        Principal
                                                           Percent of Net Assets          Amount           Market Value
--------------------------------------------------------------------------------------------------------------------------

Corporate Bonds                                                               0.04%
--------------------------------------------------------------------------------------------------------------------------

Malaysia
  Telekom Malaysia Berhad, 4.00%, 10/3/04~
  (9/22/94, $70,000) (a) (b)                                                               $   70,000         $     59,237
--------------------------------------------------------------------------------------------------------------------------

Total Corporate Bonds (Cost $70,000)                                                                                59,237
--------------------------------------------------------------------------------------------------------------------------

Total Long-Term Investments (cost $120,156,319)                                                                137,334,276
--------------------------------------------------------------------------------------------------------------------------

Short-Term Investment                                                         1.13%
--------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement
  Goldman Sachs & Company
     Dated 9/30/97, 6.25%, due 10/01/97, collateralized
     by Federal Home Loan Mortgage Corporation,
     $1,568,452, 7.00%, 6/02/26, market value $1,565,511 (cost
     $1,532,874)                                                                            1,532,874            1,532,874
--------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $121,689,193)                                       102.42%                            138,867,150
--------------------------------------------------------------------------------------------------------------------------

Other Assets less Liabilities                                                (2.42%)                            (3,281,554)
--------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                  100.00%                           $135,585,596
--------------------------------------------------------------------------------------------------------------------------

*  Non-income producing.
~  American Depository Receipts.
#  Global Depository Receipts.
@  International Depository Receipts.

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933). Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities.

See notes to financial statements.

Mentor Capital Growth Portfolio
Portfolio of Investments
September 30, 1997


                                                              Percent of Net Assets      Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

Common Stocks                                                              95.30%
-------------------------------------------------------------------------------------------------------------------------

Basic Materials                                                            13.45%
  Bemis Company, Inc.                                                                        132,700         $  5,938,325
  Morton International, Inc.                                                                 172,400            6,120,200
  Nalco Chemical Company                                                                     150,100            6,013,381
  Sonoco Products Company                                                                    167,550            5,686,228
  Steel Dynamics*                                                                             15,000              352,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               24,110,634
-------------------------------------------------------------------------------------------------------------------------

Capital Goods & Construction                                                2.99%
  W.W. Grainger, Inc.                                                                         60,300            5,366,700
-------------------------------------------------------------------------------------------------------------------------

Consumer Cyclical                                                          22.64%
  Carnival Corporation - Class A                                                             127,500            5,896,875
  Chancelor Media Corporation*                                                               120,000            6,315,000
  Federated Department Stores*                                                               138,000            5,951,250
  Interpublic Group Company                                                                  112,950            5,795,747
  Mirage Resorts, Inc.*                                                                      182,970            5,511,971
  Mattel, Inc.                                                                               153,600            5,088,000
  Newell Company                                                                             151,000            6,040,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               40,598,843
-------------------------------------------------------------------------------------------------------------------------

Consumer Staples                                                           19.42%
  Avon Products                                                                               90,000            5,580,000
  CPC International, Inc.                                                                     63,650            5,895,581
  McDonald's Corporation                                                                     133,200            6,343,650
  Philip Morris Companies, Inc.                                                              130,000            5,403,125
  Sherwin Williams Company                                                                   191,600            5,640,225
  Sysco Corporation                                                                          161,000            5,946,938
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               34,809,519
-------------------------------------------------------------------------------------------------------------------------

Energy                                                                      2.80%
  Schlumberger, Ltd.                                                                          59,600            5,017,575
-------------------------------------------------------------------------------------------------------------------------

Financial                                                                  14.72%
  American Express Company                                                                    62,600            5,125,375
  Banc One Corporation                                                                        93,400            5,212,888
  Federal National Mortgage Association                                                      113,000            5,311,000
  General RE Corporation                                                                      28,000            5,558,000
  Norwest Corporation                                                                         84,500            5,175,625
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               26,382,888
-------------------------------------------------------------------------------------------------------------------------

Mentor Capital Growth Portfolio
Portfolio of Investments
September 30, 1997

                                                                                          Shares or
                                                                                         Principal
                                                           Percent of Net Assets          Amount            Market Value
-------------------------------------------------------------------------------------------------------------------------

Common Stocks (continued)
-------------------------------------------------------------------------------------------------------------------------

Health                                                                      3.69%
  Schering-Plough                                                                            128,400         $  6,612,600
-------------------------------------------------------------------------------------------------------------------------

Technology                                                                  9.57%
  Computer Sciences Corporation*                                                              84,000            5,943,000
  First Data Corporation                                                                     142,000            5,333,875
  Intel Corporation                                                                           63,800            5,889,538
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               17,166,413
-------------------------------------------------------------------------------------------------------------------------

Transportation & Services                                                   3.12%
  Werner Enterprises, Inc.                                                                   230,650            5,593,262
-------------------------------------------------------------------------------------------------------------------------

Miscellaneous                                                               2.90%
  S&P 500 - Depository Receipt                                                                55,000            5,197,500
-------------------------------------------------------------------------------------------------------------------------

Total Common Stocks (cost $132,118,911)                                                                       170,855,934
-------------------------------------------------------------------------------------------------------------------------

Short-Term Investment                                                       4.65%
-------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement
  Goldman Sachs & Company
     Dated 9/30/97, 6.25%, due 10/01/97,
     collateralized by $8,536,401 Federal Home Loan
     Mortgage Corporation, 7.00%, 6/02/26,
     market value $8,520,396 (cost $8,344,113)                                           $ 8,344,113            8,344,113
-------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $140,463,024)                                      99.95%                             179,200,047
-------------------------------------------------------------------------------------------------------------------------

Other Assets less Liabilities                                               0.05%                                  89,461
-------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                100.00%                            $179,289,508
-------------------------------------------------------------------------------------------------------------------------

*  Non-income producing.

See notes to financial statements.

Mentor Strategy Portfolio
Portfolio of Investments
September 30, 1997


                                                            Percent of Net Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

Common Stocks                                                              63.94%
-------------------------------------------------------------------------------------------------------------------------

Basic Materials                                                             2.66%
  AK Steel Holding Corporation                                                                45,000         $  1,918,125
  Lone Star Technologies*                                                                     56,400            2,943,375
  Southdown, Inc.                                                                             34,250            1,870,906
  Steel Dynamics*                                                                             68,900            1,619,150
  Weyerhaeuser Company                                                                        12,900              765,937
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                9,117,493
-------------------------------------------------------------------------------------------------------------------------

Capital Goods & Construction                                                4.38%
  Applied Power, Inc. - Class A                                                               12,600              793,012
  Caterpillar, Inc.                                                                            7,900              426,106
  Cognex Corporation*                                                                         61,100            2,008,663
  Kuhlman Corporation                                                                         35,400            1,274,400
  Maverick Tube Corporation*                                                                  44,000            1,815,000
  Owens-Illinois, Inc.*                                                                       17,000              576,938
  Paccar, Inc.                                                                                32,100            1,797,600
  Parker-Hannifin Corporation                                                                 53,300            2,398,500
  Pentair, Inc.                                                                               30,500            1,124,688
  Robbins & Myers, Inc.                                                                       35,500            1,366,750
  Roper Industries, Inc.                                                                      41,500            1,400,625
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               14,982,282
-------------------------------------------------------------------------------------------------------------------------

Commercial Services                                                         3.10%
  Bowne & Company, Inc.                                                                       62,300            2,188,287
  Catellus Development*                                                                       41,500              861,125
  Comdisco, Inc.                                                                              60,400            1,966,775
  Devry, Inc.*                                                                                24,000              717,000
  Fairfield Communities, Inc.*                                                                49,100            1,844,319
  Omnicom Group                                                                               21,900            1,593,225
  Wabash National Corporation                                                                 49,800            1,441,087
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               10,611,818
-------------------------------------------------------------------------------------------------------------------------

Consumer Cyclical                                                           3.86%
  Centex Corporation                                                                          15,800              922,325
  Jacor Communications, Inc.*                                                                 49,700            2,196,119
  Leggett & Platt, Inc.                                                                       29,400            1,310,137
  Pacific Greystone Company*                                                                 104,800            2,082,900
  Sinclair Broadcast Group*                                                                   47,800            1,929,925
  Tribune Company                                                                             35,300            1,881,931
  Unifi, Inc.                                                                                 20,800              851,500
  Young Broadcasting*                                                                         59,900            2,051,575
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               13,226,412
-------------------------------------------------------------------------------------------------------------------------

Mentor Strategy Portfolio
Portfolio of Investments
September 30, 1997

                                                             Percent of Net Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)
-------------------------------------------------------------------------------------------------------------------------

Consumer Staples                                                            0.71%
  Interstate Bakeries Corporation                                                             13,200         $    905,025
  Morningstar Group, Inc.                                                                     24,450            1,051,350
  Smithfield Foods, Inc.*                                                                     16,200              486,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,442,375
-------------------------------------------------------------------------------------------------------------------------

Energy                                                                      2.32%
  Halliburton Company                                                                         50,100            2,605,200
  Oceaneering International, Inc.*                                                            88,500            2,107,406
  Smith International, Inc.*                                                                  11,000              854,563
  Veritas DGC, Inc.*                                                                          56,000            2,383,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,950,669
-------------------------------------------------------------------------------------------------------------------------

Financial                                                                   9.74%
  American States Financial Corporation                                                       31,800            1,494,600
  Bankamerica Corporation                                                                     40,000            2,932,500
  Bankers Trust New York Corporation                                                           9,130            1,118,425
  Dime Bancorp, Inc.                                                                          45,700              956,844
  First Republic Bancorp, Inc.*                                                               46,300            1,238,525
  Marsh & McLennan Companies, Inc.                                                             6,500              498,062
  Merrill Lynch & Company, Inc.                                                               14,000            1,038,625
  NAC RE Corporation                                                                          40,600            2,085,825
  North Fork Bancorp                                                                          74,500            2,160,500
  Northern Trust Corporation                                                                  30,000            1,773,750
  Old Republic International Corporation                                                      61,700            2,406,300
  Onbancorp, Inc.                                                                             11,700              669,825
  Pacific Century Financial Corporation                                                       25,700            1,386,194
  Price (T. Rowe) & Associates, Inc.                                                          35,000            2,353,750
  RCSB Financial, Inc.                                                                        35,800            1,951,100
  Synovus Financial Corporation                                                               99,900            2,147,850
  Torchmark Corporation                                                                       58,600            2,300,050
  Travelers Group, Inc.                                                                       30,200            2,061,150
  U S Bancorp                                                                                 15,100            1,457,150
  Westamerica Bancorporation                                                                  15,200            1,326,200
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               33,357,225
-------------------------------------------------------------------------------------------------------------------------

Health                                                                      5.93%
  Express Scripts, Inc. - Class A*                                                            38,000            2,047,250
  Grancare, Inc.*                                                                            103,000            1,216,688
  Health Management Association - Class A*                                                    36,900            1,166,962
  Mariner Health Group*                                                                       87,000            1,370,250
  McKesson Corporation*                                                                       29,200            2,976,575

Mentor Strategy Portfolio
Portfolio of Investments
September 30, 1997

                                                             Percent of Net Assets          Shares           Market Value
-------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)
-------------------------------------------------------------------------------------------------------------------------

Health (continued)
  Sun Healthcare Group, Inc.*                                                                 55,800         $  1,147,388
  Sunrise Assisted Living*                                                                    94,900            3,428,263
  Warner-Lambert Company                                                                      25,500            3,440,906
  Watson Pharmacueticals*                                                                     59,000            3,525,250
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               20,319,532
-------------------------------------------------------------------------------------------------------------------------

Retail                                                                      8.33%
  Abercrombie & Fitch Company*                                                                36,400              955,500
  American Eagle Outfitters*                                                                  40,400            1,121,100
  Bombay Company, Inc.*                                                                      118,000              907,125
  Costco Companies, Inc.*                                                                     91,000            3,423,875
  Dayton-Hudson Corporation                                                                   40,500            2,427,469
  Dollar General Corporation                                                                  44,750            1,524,297
  Family Dollar Stores, Inc.                                                                  68,550            1,563,797
  Fingerhut Companies, Inc.*                                                                 158,000            3,555,000
  Furniture Brands International, Inc.*                                                       46,500              877,687
  Gap, Inc.                                                                                   21,000            1,051,313
  Goody's Family Clothing, Inc.*                                                              59,000            1,902,750
  Linens 'N Things, Inc.*                                                                     25,300              858,618
  Pacific Sunwear of California, Inc.*                                                        26,000            1,066,000
  Rent Way, Inc.*                                                                             49,100            1,037,238
  Safeway, Inc.*                                                                              17,600              957,000
  TJX Companies, Inc.                                                                         71,000            2,169,938
  Williams Sonoma, Inc.*                                                                      73,100            3,125,025
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               28,523,732
-------------------------------------------------------------------------------------------------------------------------

Technology                                                                 19.02%
  ADE Corporation*                                                                            32,000            1,284,000
  AFC Cable System, Inc.*                                                                     43,600            1,547,800
  Airtouch Communications*                                                                   122,500            4,341,094
  Applied Graphics Technology*                                                                61,200            3,442,500
  BE Aerospace, Inc.*                                                                         66,300            2,386,800
  Benchmarq Microelectronics, Inc.*                                                           82,000            1,824,500
  Cellstar Corporation*                                                                      102,900            4,784,850
  Computer Task Group                                                                         19,200              805,200
  Cree Research, Inc.*                                                                       149,300            2,818,038
  Daisytek International Corporation*                                                         17,700              774,375
  Dell Computer Corporation*                                                                  18,500            1,791,031
  EMC Corporation*                                                                            14,200              828,925
  Excel Technology, Inc.*                                                                     85,700            1,049,825
  General Scanning, Inc.*                                                                     66,700            2,321,994
  International Business Machines                                                              4,500              476,718
  Kellstrom Industries, Inc.*                                                                128,900            2,658,563

Mentor Strategy Portfolio
Portfolio of Investments
September 30, 1997

                                                             Percent of Net Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)
-------------------------------------------------------------------------------------------------------------------------

Technology (continued)
  Level One Communications*                                                                   29,250         $  1,177,313
  Lockheed Martin Corporation                                                                 29,400            3,134,775
  Micrel, Inc.*                                                                               72,000            3,046,500
  National Semiconductor*                                                                     73,700            3,021,700
  Pinnacle Systems, Inc.*                                                                    117,800            3,445,650
  Plexus Corporation*                                                                         87,900            3,087,487
  PRI Automation, Inc.*                                                                       25,300            1,480,050
  Sanmina Corporation*                                                                        30,700            2,657,469
  Silicon Graphics, Inc.*                                                                     66,900            1,756,125
  Smart Modular Technology*                                                                   18,900            1,568,700
  Speedfam International, Inc.*                                                               24,500            1,479,187
  Stanford Telecommunications, Inc.*                                                          25,300              553,438
  United States Cellular*                                                                     66,000            2,433,750
  Vitesse Semiconductor*                                                                      54,800            2,716,025
  Xerox Corporation                                                                            5,100              429,356
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               65,123,738
-------------------------------------------------------------------------------------------------------------------------

Transportation                                                              2.84%
  Airborne Freight Corporation                                                                33,300            2,016,731
  Allied Holdings, Inc.*                                                                      67,400            1,449,100
  Arkansas Best Corporation*                                                                 111,000            1,255,687
  Caliber Systems, Inc.                                                                       26,400            1,432,200
  CNF Transportation, Inc.                                                                    33,200            1,446,275
  US Freightways Corporation                                                                  63,600            2,138,550
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                9,738,543
-------------------------------------------------------------------------------------------------------------------------

Miscellaneous                                                               1.05%
  Carlisle Companies, Inc.                                                                    33,400            1,484,213
  Manitowoc Company, Inc.                                                                     39,900            1,423,931
  Tyco International Ltd.                                                                      8,000              656,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,564,644
-------------------------------------------------------------------------------------------------------------------------

Total Common Stocks (cost $185,922,699)                                                                       218,958,463
-------------------------------------------------------------------------------------------------------------------------

Mentor Strategy Portfolio
Portfolio of Investments
September 30, 1997

                                                                                         Principal
                                                             Percent of Net Asset          Amount            Market Value
-------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities                                                 22.80%
-------------------------------------------------------------------------------------------------------------------------

  U.S. Treasury Bond, 6.50%, 11/15/26                                                    $77,523,000         $ 78,074,188
-------------------------------------------------------------------------------------------------------------------------

Total U.S. Government Securities (cost $75,104,449)                                                            78,074,188
-------------------------------------------------------------------------------------------------------------------------

Short-Term Investment                                                      11.03%
-------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement
  Goldman Sachs & Company
     Dated 9/30/97, 6.25%, due 10/01/97,
     collateralized by $38,632,858 Federal Home Loan
     Mortgage Corporation, 7.00%, 6/02/26,
     market value $38,560,421, (cost $37,762,777)                                         37,762,777           37,762,777
-------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $298,789,925)                                      97.77%                             334,795,428
-------------------------------------------------------------------------------------------------------------------------

Other Assets less Liabilities                                               2.23%                               7,641,349
-------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                100.00%                            $342,436,777
-------------------------------------------------------------------------------------------------------------------------

* Non-income producing.

See notes to financial statements.

Mentor Income and Growth Portfolio
Portfolio of Investments
September 30, 1997


                                                             Percent of Net Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

Common Stocks                                                              55.30%
-------------------------------------------------------------------------------------------------------------------------

Basic Materials                                                             5.46%
  Aluminum Company of America                                                                 17,800         $  1,459,600
  Dow Chemical                                                                                15,000            1,360,313
  Du Pont (E.I.) de Nemours                                                                   18,200            1,120,437
  Lubrizol Corporation                                                                        20,000              840,000
  Phelps Dodge Corporation                                                                    21,700            1,684,463
  Westvaco Corporation                                                                        42,000            1,514,625
  Willamette Industries, Inc.                                                                 36,000            1,377,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                9,356,438
-------------------------------------------------------------------------------------------------------------------------

Capital Goods & Construction                                                2.48%
  Caterpillar, Inc.                                                                           18,000              970,875
  Cooper Industries, Inc.                                                                     20,000            1,081,250
  Honeywell, Inc.                                                                             19,000            1,276,562
  Textron, Inc.                                                                               14,200              923,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,251,687
-------------------------------------------------------------------------------------------------------------------------

Commercial Services                                                         6.04%
  Fluor Corporation                                                                           53,000            2,842,125
  Foster Wheeler Corporation                                                                  60,000            2,636,250
  Supervalu, Inc.                                                                             44,000            1,727,000
  Wallace Computer Services, Inc.                                                             85,000            3,134,375
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               10,339,750
-------------------------------------------------------------------------------------------------------------------------

Consumer Cyclical                                                           5.26%
  American Stores Company                                                                     56,600            1,379,625
  Eastman Kodak Company                                                                       25,800            1,675,388
  Ford Motor Company                                                                          76,000            3,439,000
  Maytag Corporation                                                                          32,000            1,092,000
  Sears Roebuck & Company                                                                     25,000            1,423,437
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                9,009,450
-------------------------------------------------------------------------------------------------------------------------

Consumer Staples                                                            5.02%
  Baxter International, Inc.                                                                  36,000            1,881,000
  Dimon Incorporated                                                                          96,300            2,407,500
  Kimberly-Clark Corporation                                                                  50,000            2,446,875
  Philip Morris Companies, Inc.                                                               45,000            1,870,313
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                8,605,688
-------------------------------------------------------------------------------------------------------------------------

Mentor Income and Growth Portfolio
Portfolio of Investments
September 30, 1997

                                                             Percent of Net Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)
-------------------------------------------------------------------------------------------------------------------------

Energy                                                                      3.95%
  Amoco Corporation                                                                           12,900         $  1,243,238
  Norsk Hydro As~                                                                             17,000            1,016,813
  Phillips Petroleum Company                                                                  17,200              887,950
  Repsol SA~                                                                                  21,200              919,550
  Total SA~                                                                                   20,000            1,146,250
  Unocal Corporation                                                                          36,000            1,557,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,770,801
-------------------------------------------------------------------------------------------------------------------------

Financial                                                                  12.04%
  Allstate Corporation                                                                        43,000            3,456,125
  Citicorp                                                                                    25,000            3,348,437
  Federal National Mortgage Association                                                       50,000            2,350,000
  First Union Corporation                                                                     43,200            2,162,700
  Jefferson-Pilot Corporation                                                                 22,000            1,738,000
  Mercantile Bankshare                                                                        36,000            1,170,000
  U S Bancorp                                                                                 33,000            3,184,500
  Wachovia Corporation                                                                        28,000            2,016,000
  Wilmington Trust Corporation                                                                22,000            1,201,750
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               20,627,512
-------------------------------------------------------------------------------------------------------------------------

Health                                                                      4.79%
  Abbott Laboratories                                                                         22,000            1,406,625
  Bristol Myers Squibb Company                                                                12,500            1,034,375
  Columbia HCA Healthcare                                                                     37,000            1,063,750
  Johnson & Johnson                                                                           18,000            1,037,250
  Pharmacia & UpJohn                                                                          60,000            2,190,000
  Rhone-Poulenc S.A. - Class A~                                                               36,633            1,481,347
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                8,213,347
-------------------------------------------------------------------------------------------------------------------------

Technology                                                                  3.06%
  International Business Machines Corporation                                                 24,000            2,542,500
  Seagate Technology*                                                                         25,000              903,125
  Xerox Corporation                                                                           21,300            1,793,194
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,238,819
-------------------------------------------------------------------------------------------------------------------------

Transportation & Services                                                   3.36%
  Canadian Pacific, Ltd.                                                                      60,100            1,776,706
  KLM Royal Dutch Air                                                                         35,500            1,218,093
  Union Pacific Corporation                                                                   44,000            2,755,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,750,299
-------------------------------------------------------------------------------------------------------------------------

Mentor Income and Growth Portfolio
Portfolio of Investments
September 30, 1997

                                                                                          Shares or
                                                                                          Principal
                                                             Percent of Net Assets          Amount          Market Value
-------------------------------------------------------------------------------------------------------------------------

Common Stocks (continued)
-------------------------------------------------------------------------------------------------------------------------

Utilities                                                                   3.84%
  Bellsouth Corporation                                                                       27,000         $  1,248,750
  DPL, Inc.                                                                                   40,000              980,000
  DQE, Inc.                                                                                   29,000              978,750
  Pinnacle West Capital                                                                       53,000            1,782,125
  SBC Communications, Inc.                                                                    26,000            1,595,750
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,585,375
-------------------------------------------------------------------------------------------------------------------------

Total Common Stocks (cost $79,727,006)                                                                         94,749,166
-------------------------------------------------------------------------------------------------------------------------

Corporate Bonds                                                             3.96%
-------------------------------------------------------------------------------------------------------------------------

Industrial                                                                  1.35%
  Aluminum Company of America, 5.75%, 2/01/01                                            $   250,000              245,737
  Gillette Company, 5.75%, 10/15/05                                                          250,000              239,150
  ICI Wilmington, 6.95%, 9/15/04                                                           1,000,000            1,016,730
  Lockheed Corporation, 6.75%, 3/15/03                                                       100,000              101,131
  Sears Roebuck Company, 9.25%, 4/15/98                                                      175,000              178,470
  Tenneco, Inc., 7.50%, 4/15/07                                                              500,000              523,675
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,304,893
-------------------------------------------------------------------------------------------------------------------------

Financial                                                                   1.61%
  American General Finance Corporation, 5.88%, 7/01/00                                       250,000              247,785
  Associates Corporation of North America, 5.25%, 3/30/00                                    250,000              244,853
  Chase Manhattan Corporation, 7.75%, 11/01/99                                               250,000              258,082
  Comerica Bank, 7.13%, 12/01/13                                                             250,000              247,868
  Dean Witter Discover, 6.25%, 3/15/00                                                       100,000              100,309
  First National Bank of Boston, 8.00%, 9/15/04                                              250,000              268,020
  Ford Motor Credit, 8.88%, 6/15/99                                                          100,000              104,604
  Great Western Financial, 6.38%, 7/01/00                                                    250,000              250,580
  Home Savings of Americas, 6.00%, 11/01/00                                                  250,000              247,890
  Security Benefit Life Company, 8.75%, 5/15/16 (a)                                          500,000              547,500
  Toronto Dominion Bank, 6.13%, 11/01/08                                                     250,000              236,890
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,754,381
-------------------------------------------------------------------------------------------------------------------------

Utilities                                                                   1.00%
  Duke Energy Corporation, 7.00%, 6/01/00                                                    100,000              102,120
  Florida Power & Light Company, 5.38%, 4/01/00                                              250,000              246,010
  Pacific Gas & Electric Company, 5.93%, 10/08/03                                            250,000              242,138
  Philadelphia Electric Company, 7.50%, 1/15/99                                              100,000              102,075

Mentor Income and Growth Portfolio
Portfolio of Investments
September 30, 1997

                                                                                          Principal
                                                             Percent of Net Assets          Amount            Market Value
-------------------------------------------------------------------------------------------------------------------------

Corporate Bonds (continued)
-------------------------------------------------------------------------------------------------------------------------

Utilities (continued)
  Southwestern Public Service Company, 6.88%, 12/01/99                                   $   250,000         $    254,475
  System Energy Resources, 7.71%, 8/01/01                                                    500,000              518,045
  Union Electric Company, 6.75%, 10/15/99                                                    250,000              253,237
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,718,100
-------------------------------------------------------------------------------------------------------------------------

Total Corporate Bonds (cost $6,773,835)                                                                         6,777,374
-------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities and Agencies                                    35.94%
-------------------------------------------------------------------------------------------------------------------------
  Government National Mortgage Association
     6.50% - 7.00%, 9/15/23 - 2/15/26                                                      2,174,084            2,134,125
  U.S. Treasury Bonds, 6.25% - 7.25%,
     5/15/16 - 8/15/23                                                                    11,200,000           11,864,963
  U.S. Treasury Notes, 5.00% - 6.50%,
     4/30/98 - 10/15/06                                                                   47,550,000           47,580,345
-------------------------------------------------------------------------------------------------------------------------

Total U.S. Government Securities and Agencies
  (cost $60,482,143)                                                                                           61,579,433
-------------------------------------------------------------------------------------------------------------------------

Short-Term Investment                                                       3.74%
-------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement
  Paine Webber, Inc.
     Dated 9/30/97, 6.03%, Due 10/01/97, collateralized by
     $6,275,000, U.S. Treasury Note, 6.50%, 5/31/02, market
     value $6,532,163
     (cost $6,396,000)                                                                     6,396,000            6,396,000
-------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $153,378,984)                                      98.94%                             169,501,973
-------------------------------------------------------------------------------------------------------------------------

Other Assets less Liabilities                                               1.06%                               1,823,485
-------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                100.00%                            $171,325,458
-------------------------------------------------------------------------------------------------------------------------

*  Non-income producing.
~  American Depository Receipts.

(a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See notes to financial statements.

Mentor Municipal Income Portfolio
Portfolio of Investments
September 30, 1997

                                                                                             Principal
                                                                    Percent of Net Assets     Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Securities                                           97.36%
------------------------------------------------------------------------------------------------------------------------

Arizona                                                                               2.53%
  Pima County Arizona IDA, 7.25%, 7/15/10                                                     $1,660,000    $ 1,861,972
------------------------------------------------------------------------------------------------------------------------

California                                                                           12.11%
  Carson Improvement Board Act 1915, Special Assessment District
     92, 7.38%, 9/02/22                                                                          710,000        772,998
  California State Water Reserve Center, 4.75%, 12/01/29                                       3,500,000      3,149,440
  East Bay Municipal Utility District, 4.75%, 6/01/21                                          1,915,000      1,754,446
  Orange County Community Facilities District, Series A, 7.35%,
     8/15/18                                                                                     300,000        348,096
  San Francisco City & County Airport, 6.30%, 5/01/25                                          1,000,000      1,057,270
  University of California, Revenue Bonds, 4.75%, 9/01/16                                      2,000,000      1,842,560
------------------------------------------------------------------------------------------------------------------------
                                                                                                              8,924,810
------------------------------------------------------------------------------------------------------------------------

Colorado                                                                              6.46%
  Colorado Housing Authority, 7.00%, 11/01/24                                                    575,000        609,098
  Denver City & County Airport Revenue, 5.25% - 8.50%, 11/15/13 -
     11/15/23                                                                                  3,700,000      4,150,781
------------------------------------------------------------------------------------------------------------------------
                                                                                                              4,759,879
------------------------------------------------------------------------------------------------------------------------

Connecticut                                                                           1.42%
  Connecticut State Development Authority, 6.15%, 4/01/35                                      1,000,000      1,047,750
------------------------------------------------------------------------------------------------------------------------

District of Columbia                                                                  1.89%
  Metropolitan Pier & Exposition, (effective yield - 1.30%) (a),
     6/15/21                                                                                   1,950,000        526,461
  Metropolitan Washington, General Airport Revenue, Series A,
     6.63%, 10/01/19                                                                             800,000        871,824
------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,398,285
------------------------------------------------------------------------------------------------------------------------

Florida                                                                               6.42%
  Florida State Municipal Power Agency, 5.10%, 10/01/25                                        2,000,000      1,916,660
  Hillsborough County, 6.25%, 12/01/34                                                         1,250,000      1,363,788
  Sarasota County Health Facilities Authority Revenue, 10.00%,
     7/01/22**                                                                                 1,170,000      1,455,269
------------------------------------------------------------------------------------------------------------------------
                                                                                                              4,735,717
------------------------------------------------------------------------------------------------------------------------

Georgia                                                                               1.58%
  Monroe County Development Authority PCRB, 6.75%, 1/01/10                                     1,000,000      1,161,290
------------------------------------------------------------------------------------------------------------------------

Illinois                                                                              8.74%
  Broadview Tax Increment Revenue, 8.25%, 7/01/13**                                            1,000,000      1,118,750

Mentor Municipal Income Portfolio
Portfolio of Investments
September 30, 1997

                                                                                              Principal
                                                                      Percent of Net Assets     Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Securities (continued)
------------------------------------------------------------------------------------------------------------------------

Illinois (continued)
  Chicago Heights Residential Mortgage, (effective yield - 3.06%)
     (a), 6/01/09                                                                             $3,465,000    $ 1,527,268
  Chicago Capital Appreciation, (effective yield - 1.74%) (a),
     7/01/16                                                                                   2,000,000        652,340
  Illinois Health Facilities Authority Revenue, 9.50%, 10/01/22**                              1,250,000      1,550,400
  llinois Educational Facilities Authority Revenue, 6.00%,10/1/24                              1,000,000      1,008,290
  Saint Clair County Public Building, (effective yield - 1.87%)
     (a), 12/01/16                                                                             1,650,000        585,338
------------------------------------------------------------------------------------------------------------------------
                                                                                                              6,442,386
------------------------------------------------------------------------------------------------------------------------

Indiana                                                                               0.47%
  Indiana Transportation Finance Authority, Series A, (effective
     yield - 1.80%) (a), 6/01/17                                                               1,000,000        342,650
------------------------------------------------------------------------------------------------------------------------

Iowa                                                                                  0.92%
  Student Loan Liquidity Corporation, Student Loan Revenue, Series
     C, 6.95%, 3/01/06                                                                           625,000        677,619
------------------------------------------------------------------------------------------------------------------------

Kentucky                                                                              2.90%
  Jefferson County Hospital Revenue, 8.50%*, 10/01/08                                            500,000        591,875
  Kenton County Airport Board Revenue, OID, 7.50%, 2/01/20                                     1,400,000      1,546,986
------------------------------------------------------------------------------------------------------------------------
                                                                                                              2,138,861
------------------------------------------------------------------------------------------------------------------------

Maine                                                                                 1.45%
  Maine State Housing Authority, Series C, 6.88%, 11/15/23                                     1,000,000      1,064,510
------------------------------------------------------------------------------------------------------------------------

Massachusetts                                                                         4.06%
  Massachusetts State Health and Educational Facilities Authority,
     OID Revenue Bonds, Series A, 6.88%, 4/01/22                                               1,000,000      1,104,650
  Massachusetts State Health and Education, 6.00%, 10/01/23                                    1,000,000        960,020
  Massachusetts State Turnpike Authority, 5.00%, 1/01/37                                       1,000,000        925,840
------------------------------------------------------------------------------------------------------------------------
                                                                                                              2,990,510
------------------------------------------------------------------------------------------------------------------------

Michigan                                                                              1.28%
  Detroit Michigan Water Supply Systems, 5.00%, 7/01/27                                        1,000,000        943,840
------------------------------------------------------------------------------------------------------------------------

Missouri                                                                              1.30%
  Saint Louis Airport Revenue, 5.25%, 7/01/27                                                  1,000,000        956,460
------------------------------------------------------------------------------------------------------------------------

Mentor Municipal Income Portfolio
Portfolio of Investments
September 30, 1997

                                                                                              Principal
                                                                      Percent of Net Assets     Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Securities (continued)
------------------------------------------------------------------------------------------------------------------------

Nebraska                                                                              0.53%
  Nebraska Investment Finance Authority, SFM, 9.31%*, 9/15/24                                 $  350,000    $   387,188
------------------------------------------------------------------------------------------------------------------------

Nevada                                                                                2.39%
  Henderson Local Improvement District, Special Assessment, Series
     A, 8.50%, 11/01/12                                                                          480,000        502,574
  Nevada Housing Division, 5.65%, 4/01/15                                                      1,255,000      1,256,054
------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,758,628
------------------------------------------------------------------------------------------------------------------------

New York                                                                             13.58%
  Clifton Springs Hospital Refunding & Improvement, 8.00%, 1/01/20                               775,000        833,660
  Herkimer County, IDA, 8.00%, 1/01/09                                                         1,000,000      1,011,270
  Metropolitan Transportation Authority, 4.75%, 7/01/19                                        1,000,000        892,630
  New York City, Series H, 7.20%, 2/01/13                                                      1,500,000      1,669,122
  New York City Municipal Water Facility, 5.13%, 6/15/21                                       1,000,000        954,390
  New York State Dormitory Authority Revenue, 5.25%, 2/15/18                                   2,800,000      2,751,700
  Port Authority New York & New Jersey, 5.38%, 1/15/32                                         1,915,000      1,892,652
------------------------------------------------------------------------------------------------------------------------
                                                                                                             10,005,424
------------------------------------------------------------------------------------------------------------------------

North Carolina                                                                        1.41%
  North Carolina Eastern Municipal Power Agency Systems Revenue,
     5.70%, 1/01/13                                                                            1,000,000      1,042,270
------------------------------------------------------------------------------------------------------------------------

Oklahoma                                                                              1.40%
  Oklahoma City, Industrial and Cultural Facilities Trust, 6.75%,
     9/15/17                                                                                   1,000,000      1,030,080
------------------------------------------------------------------------------------------------------------------------

Pennsylvania                                                                          2.20%
  Pennsylvania Economic Development, 6.40%, 1/01/09                                              500,000        515,435
  Philadelphia Hospital and Higher Education Facilities, 6.50%,
     11/15/08                                                                                  1,000,000      1,105,130
------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,620,565
------------------------------------------------------------------------------------------------------------------------

Rhode Island                                                                          0.52%
  West Warwick, Series A, GO Bonds, 6.80% - 7.30%, 7/15/98 -
     7/15/08                                                                                     355,000        384,871
------------------------------------------------------------------------------------------------------------------------

Tennessee                                                                             6.24%
  Memphis Shelby County Airport Authority Special Facilities
     Revenue Refunding, 7.88%, 9/01/09                                                         1,500,000      1,688,655
  Tennessee Housing Development Agency, 7.38%, 7/01/23                                         2,750,000      2,907,657
------------------------------------------------------------------------------------------------------------------------
                                                                                                              4,596,312
------------------------------------------------------------------------------------------------------------------------

Mentor Municipal Income Portfolio
Portfolio of Investments
September 30, 1997

                                                                                              Principal
                                                                      Percent of Net Assets     Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Securities (continued)
------------------------------------------------------------------------------------------------------------------------

Texas                                                                                 7.87%
  Brazos Higher Education Authority Student Loan Revenue, 7.10%,
     11/01/04                                                                                 $  445,000    $   483,706
  Dallas Fort Worth International Airport Facility Revenue Bonds,
     7.25%, 11/01/30**                                                                         1,000,000      1,110,680
  Lower County River Authority, 6.38%, 4/01/27                                                 1,000,000      1,058,540
  North Central Texas Health Facility Development Corp Series B,
     5.13%, 2/15/22                                                                            1,000,000        953,790
  Tarrant County Texas Health Facilities, 5.25%, 2/15/22                                       1,315,000      1,276,221
  Texas State Department of Housing and Community Affairs
     Refunding, Series C, 9.36%*, 7/02/24                                                        750,000        911,250
------------------------------------------------------------------------------------------------------------------------
                                                                                                              5,794,187
------------------------------------------------------------------------------------------------------------------------

Utah                                                                                  2.46%
  Bountiful Hospital Revenue, 9.50%, 12/15/18                                                    235,000        271,387
  Utah State Housing Finance Agency, SFM, 7.20%, 1/01/27                                       1,440,000      1,541,088
------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,812,475
------------------------------------------------------------------------------------------------------------------------

West Virginia                                                                         5.23%
  Harrison County, 6.75%, 8/01/24                                                              2,000,000      2,224,000
  West Virginia State Hospital Finance Authority Revenue, 8.10%*,
     1/01/18                                                                                   1,500,000      1,627,995
------------------------------------------------------------------------------------------------------------------------
                                                                                                              3,851,995
------------------------------------------------------------------------------------------------------------------------

Total Long-Term Municipal Securities (cost $67,160,550)                                                      71,730,534
------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Securities                                           4.62%
------------------------------------------------------------------------------------------------------------------------

Georgia                                                                               0.27%
  Burke County PCRB, 4.00%, 7/01/24                                                              200,000        200,000
------------------------------------------------------------------------------------------------------------------------

South Carolina                                                                        3.67%
  Charleston County South Carolina, 4.00%, 1/01/07                                             1,900,000      1,900,000
  South Carolina Job Economic Development, 3.85%, 7/01/22                                        800,000        800,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              2,700,000
------------------------------------------------------------------------------------------------------------------------

Tennessee                                                                             0.41%
  Sullivan County PCRB, 4.00%, 10/01/16                                                          300,000        300,000
------------------------------------------------------------------------------------------------------------------------

Mentor Municipal Income Portfolio
Portfolio of Investments
September 30, 1997

                                                                                              Principal
                                                                      Percent of Net Assets     Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

Virginia                                                                              0.27%
  Peninsula Port Authority, 4.00%, 7/01/16                                                    $  200,000    $   200,000
------------------------------------------------------------------------------------------------------------------------

Total Short-Term Municipal Securities (cost $3,400,000)                                                       3,400,000
------------------------------------------------------------------------------------------------------------------------

Put Options Purchased                                                     0.02%
  U.S. Long Bond Futures Option, Strike Price of $110, expiration
     of 12/97 (cost $75,807)                                                                                     12,500
------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $70,636,357)                                    102.00%                              75,143,034
------------------------------------------------------------------------------------------------------------------------

Other Assets less Liabilities                                           (2.00%)                              (1,477,178 )
------------------------------------------------------------------------------------------------------------------------

Net Assets                                                              100.00%                             $73,665,856
------------------------------------------------------------------------------------------------------------------------

Investment Abbreviations

GO -- General Obligation
IDA -- Industrial Development Authority
OID -- Original Issue Discount
PCRB -- Pollution Control Revenue Bond
SFM -- Single Family Mortgage

(a) Effective yield is the yield as calculated at time of purchase at which the bond accretes on an annual basis until its maturity date.

 * Represents inverse floating rate securities.

** Certain of these securities are used as collateral for options written contracts.

See notes to financial statements.

Mentor Quality Income Portfolio
Portfolio of Investments
September 30, 1997

                                                                                          Principal
                                                             Percent of Net Assets          Amount           Market Value
-------------------------------------------------------------------------------------------------------------------------


Long-Term Investments                                                      94.53%
-------------------------------------------------------------------------------------------------------------------------

Preferred Stock                                                             3.29%
  Home Ownership Funding Corporation
     (cost $4,227,774)                                                                   $ 4,350,000         $  4,220,035
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities                                                     9.04%
  Advanta Mortgage Loan Trust, Series 1993-4,
     5.55%, 3/25/10 - 1/25/25                                                              2,585,222            2,470,897
  AFG Receivables Trust
     7.00%, 2/15/03                                                                        2,000,000            1,999,330
  CS First Boston, Series 1996-2 A6
     7.18%, 2/25/18                                                                        2,500,000            2,532,175
  Equifax Credit Corporation, Series 1994-1 B
     5.75%, 3/15/09                                                                        2,241,259            2,178,770
  Fifth Third Auto Grantor Trust
     6.20%, 9/15/01                                                                        1,507,698            1,510,015
  Old Stone Credit Corporation Home Equity Trust,
     Series 1993-1 B1, 6.00%, 3/15/08                                                        916,770              900,755
-------------------------------------------------------------------------------------------------------------------------

Total Asset-Backed Securities (cost $11,461,453)                                                               11,591,942
-------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities and Agencies                                    28.47%
  Federal Home Loan Mortgage Corporation
     6.50%, Series 1422, 2/15/07, REMIC                                                    4,408,039            4,334,341
     6.50%, Series 1647B, 11/15/08, REMIC                                                  4,241,194            4,161,795
     7.50%, 11/01/11, MBS                                                                  3,185,578            3,261,793
  Federal National Mortgage Association
     6.50%, 9/25/08, ARM                                                                   2,335,000            2,291,074
  Government National Mortgage Association
     7.00%, 12/15/08, MBS                                                                  3,668,788            3,718,228
     7.38%, 4/20/22, ARM                                                                   1,011,290            1,041,870
     6.88%, 12/20/22, ARM                                                                  3,234,063            3,319,915
     5.00%, 1/20/27, ARM                                                                   3,492,273            3,481,091
     6.00%, 4/20/27, ARM                                                                   1,619,467            1,635,435
  U.S. Treasury Notes, 6.13% - 6.63%, 3/31/02 - 8/15/07                                    9,100,000            9,254,689
-------------------------------------------------------------------------------------------------------------------------

Total U.S. Government Securities and Agencies
  (cost $36,097,518)                                                                                           36,500,231
-------------------------------------------------------------------------------------------------------------------------

Corporate Bonds                                                            29.26%
-------------------------------------------------------------------------------------------------------------------------

Financial                                                                  10.00%
  Capital One Bank, 7.15% - 7.20%, 7/19/99 - 9/15/06                                       4,750,000            4,808,847
  Lehman Brothers, Inc., 7.50%, 8/01/26                                                    3,500,000            3,675,332

Mentor Quality Income Portfolio
Portfolio of Investments
September 30, 1997

                                                                                          Principal
                                                            Percent of Net Assets          Amount            Market Value
-------------------------------------------------------------------------------------------------------------------------

Corporate Bonds (continued)

Financial (continued)
  Nationsbank Corporation, 7.50%, 9/15/06                                                $ 1,500,000         $  1,571,687
  Salomon, Inc., 7.65%, 6/27/05                                                            1,000,000            1,041,451
  United Dominion Realty, 7.07%, 11/15/06                                                  1,700,000            1,727,719
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               12,825,036
-------------------------------------------------------------------------------------------------------------------------

Health                                                                     13.85%
  Carolina Medi-Plan, Inc., 5.64%, 6/01/22                                                13,000,000           13,000,000
  Barton Health Care, LLC, 5.70%, 2/15/25                                                  4,755,000            4,755,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               17,755,000
-------------------------------------------------------------------------------------------------------------------------

Technology                                                                  4.42%
  Phillips Electronics, 7.20%, 6/01/26                                                     5,500,000            5,668,245
-------------------------------------------------------------------------------------------------------------------------

Utilities                                                                   0.99%
  Mississippi Power & Light, 8.80%, 4/01/05                                                1,250,000            1,267,949
-------------------------------------------------------------------------------------------------------------------------

Total Corporate Bonds (cost $36,908,917)                                                                       37,516,230
-------------------------------------------------------------------------------------------------------------------------

Miscellaneous                                                               4.68%
  Allegheny County Industrial Development
     5.75%, 7/01/27 (cost $6,000,000)                                                      6,000,000            6,000,000
-------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations                                        11.76%
  Chase Mortgage Finance Corporation,
     Series 1993-L2 M, 7.00%, 10/25/24                                                     3,006,192            2,992,827
  General Electric Capital Mortgage Services, Inc.,
     Series 1993-18 B1, 6.00%, 2/25/09 (a)                                                 2,056,436            1,962,726
  NASCOR, Series 1996-2 Class M
     7.00%, 9/25/11                                                                        1,836,780            1,852,003
  Prudential Home, Series 1995-5,
     7.25%, 9/25/25 (a)                                                                    4,061,780            4,080,678
  Prudential Home, Series 1996-4,
     6.50%, 4/25/26                                                                        4,343,477            4,188,072
-------------------------------------------------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations
  (cost $14,640,102)                                                                                           15,076,306
-------------------------------------------------------------------------------------------------------------------------

Mentor Quality Income Portfolio
Portfolio of Investments
September 30, 1997

                                                                                          Principal
                                                            Percent of Net Assets          Amount            Market Value

-------------------------------------------------------------------------------------------------------------------------
Residual Interests                                                          8.03%
  Capital Mortgage Funding I, Inc., 1997-5, 5/20/24                                      $    49,967         $    773,831
  Capital Mortgage Funding I, Inc., 1997-6, 12/01/26                                          23,618              788,889
  Capital Mortgage Funding I, Inc., 1997-7, 5/20/26                                           35,177              943,761
  Capital Mortgage Funding I, Inc., 1997-13, 11/20/22                                         38,678              694,118
  Capital Mortgage Funding I, Inc., 1997-20, 1/20/23                                          24,348              798,446
  General Mortgage Securities II, Inc., 1995-1, 1996, 6/25/20                                 23,461              580,508
  General Mortgage Securities II, Inc., 1995-4, 1996, 6/25/23                                 12,990              505,038
  General Mortgage Securities II, Inc., 1996-1, 11/25/22                                      12,721              542,504
  General Mortgage Securities II, Inc., 1997-4, 5/20/22                                       17,204              704,007
  General Mortgage Securities II, Inc., 1997-5, 7/20/23                                       17,107              492,001
  National Mortgage Funding I, Inc., 1995-4, 1996, 3/20/21                                    11,228              191,428
  National Mortgage Funding I, Inc., 1995-5, 1996, 3/25/22                                     3,001              326,588
  National Mortgage Funding I, Inc., 1995-7, 1996, 8/01/25                                    27,777              632,538
  National Mortgage Funding I, Inc., 1995-8, 1996, 8/25/22                                    45,000              781,028
  National Mortgage Funding I, Inc., 1995-9, 1996, 11/19/25                                   33,919              560,702
  National Mortgage Funding I, Inc., 1997-6, 9/20/21                                          45,000              983,060
-------------------------------------------------------------------------------------------------------------------------

Total Residual Interests (cost $10,450,450)                                                                    10,298,447
-------------------------------------------------------------------------------------------------------------------------

Total Long-Term Investments (cost $119,786,214)                                                               121,203,191
-------------------------------------------------------------------------------------------------------------------------

Short-Term Investment                                                       2.33%
-------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement
  Goldman Sachs & Company
     Dated 9/30/97, 6.25%, due 10/01/97,
     collateralized by $3,042,077 Federal Home Loan
     Mortgage Corporation, 7.00%, 6/02/26,
     market value $3,036,373 (cost $2,973,595)                                             2,973,595            2,973,595
-------------------------------------------------------------------------------------------------------------------------

Mentor Quality Income Portfolio
Portfolio of Investments
September 30, 1997


                                                               Percent of Net Assets                         Market Value

-------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $122,759,809)                                      96.86%                            $124,176,786
-------------------------------------------------------------------------------------------------------------------------

Other Assets less Liabilities                                               3.14%                               4,045,175
-------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                100.00%                            $128,221,961
-------------------------------------------------------------------------------------------------------------------------

Investment abbreviations

ARM - Adjustable Rate Mortgage
MBS - Mortgage-Backed Security
REMIC - Real Estate Mortgage Investment Conduit

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See notes to financial statements.

Mentor Short-Duration Income Portfolio
Portfolio of Investments
September 30, 1997

                                                                                                  Principal
                                                                        Percent of Net Assets       Amount      Market Value
---------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities                                                              21.15%
  Advanta Home Equity Loan 6.15%, 10/25/09                                                      $   728,536    $   717,085
  Advanta Mortgage Loan Trust 1993-4, 4.75% - 5.55%, 2/25/10 - 3/25/10                            1,553,001      1,504,769
  AFC Home Equity Loan Trust, 6.60%, 2/25/27                                                      1,499,955      1,493,120
  AFG Receivables Trust, 6.45% - 7.05%, 9/15/00 - 2/15/03                                         2,893,531      2,892,466
  Equifax Credit Corporation 1994-1B, 5.75%, 3/15/09                                                712,569        692,702
  Fifth Third Auto Grantor Trust, 6.20%, 9/15/01                                                    754,621        755,781
  General Motors Acceptance Corporation, 6.30%, 6/15/99                                             101,824        102,138
  Old Stone Credit Corporation, 6.20%, 6/15/08                                                      396,344        391,002
  Olympic Automobiles Receivables Trust, 6.85% - 7.35%, 6/15/01 -
     10/15/01                                                                                     2,097,228      2,116,866
  Union Acceptance Corporation, 6.45%, 7/08/03                                                      902,678        904,887
---------------------------------------------------------------------------------------------------------------------------

Total Asset-Backed Securities (cost $11,516,841)                                                                11,570,816
---------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities and Agencies                                              53.67%
  Federal National Mortgage Association
     10.00%, 6/01/05, MBS                                                                           327,530        344,272
  Government National Mortgage Association
     7.00%, 12/15/08, MBS                                                                         1,385,988      1,404,666
     7.13%, 7/20/22, ARM                                                                          4,617,240      4,755,674
     5.50%, 11/20/26 - 12/20/26, ARM                                                              5,576,904      5,630,018
     5.00%, 1/20/27, ARM                                                                          3,572,561      3,561,122
     6.00%, 4/20/27, ARM                                                                          2,591,147      2,616,695
  U.S. Treasury Notes, 6.00% - 6.63%, 8/15/00 - 3/31/02                                          10,900,000     11,052,561
---------------------------------------------------------------------------------------------------------------------------

Total U.S. Government Securities and Agencies (cost $29,131,722)                                                29,365,008
---------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligation                                                    0.66%
  Ryland Acceptance Corporation, 9.63%, 9/25/17 (cost $354,900) (a)                                 359,264        364,414
---------------------------------------------------------------------------------------------------------------------------

Corporate Bonds                                                                      10.14%
  Capital One Bank, 7.15% - 7.20%, 7/19/99 - 9/15/06                                              2,500,000      2,532,093
  Hilander Finance, LLC, 5.70%, 12/01/25                                                          2,000,000      2,000,000
  Mississippi Power & Light, 8.80%, 4/01/05                                                       1,000,000      1,014,359
---------------------------------------------------------------------------------------------------------------------------

Total Corporate Bonds (cost $5,507,714)                                                                          5,546,452
---------------------------------------------------------------------------------------------------------------------------

Mentor Short-Duration Income Portfolio
Portfolio of Investments
September 30, 1997

                                                                                                  Principal
                                                                      Percent of Net Assets       Amount       Market Value

---------------------------------------------------------------------------------------------------------------------------

Residual Interests                                                                    2.18%
  Capital Mortgage Funding I, Inc., 1997-5, 5/20/24                                             $    33,311    $   515,538
  Capital Mortgage Funding I, Inc., 1997-6, 12/01/26                                                  9,185        306,529
  General Mortgage Securities II, Inc., 1997-4, 5/20/22                                               5,735        234,513
  National Mortgage Funding, Inc., 1996-4, 10/25/21                                                   2,978        134,185
---------------------------------------------------------------------------------------------------------------------------

Total Residual Interests (cost $1,278,616)                                                                       1,190,765
---------------------------------------------------------------------------------------------------------------------------

Short-Term Investment                                                                 6.55%
---------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement
  Goldman Sachs & Company
     Dated 9/30/97, 6.25%, due 10/01/97, collateralized by $3,664,147
     Federal Home Loan Mortgage Corporation, 7.00%, 6/02/26, market
     value $3,657,277 (cost $3,581,099)                                                           3,581,099      3,581,099
---------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $51,370,892)                                                 94.35%                     51,618,554
---------------------------------------------------------------------------------------------------------------------------

Other Assets less Liabilities                                                         5.65%                      3,089,168
---------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                          100.00%                    $54,707,722
---------------------------------------------------------------------------------------------------------------------------

Investment Abbreviations

ARM -- Adjustable Rate Mortgage
MBS -- Mortgage Backed Securities

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See notes to financial statements.

Mentor Funds
Statements of Assets and Liabilities
September 30, 1997

                                                                                           Perpetual            Capital
                                                                         Growth              Global              Growth
                                                                       Portfolio           Portfolio           Portfolio
--------------------------------------------------------------------------------------------------------------------------
Assets
  Investments, at market value* (Note 2)
    Investment securities                                             $565,087,419        $137,334,276        $170,855,934
    Repurchase agreements                                               46,972,557           1,532,874           8,344,113
--------------------------------------------------------------------------------------------------------------------------
    Total Investments                                                  612,059,976         138,867,150         179,200,047
--------------------------------------------------------------------------------------------------------------------------
  Cash                                                                           -                   -                   -
  Collateral for securities loaned (Note 2)                                      -           5,218,096          21,952,614
  Receivables
    Investments sold                                                     1,963,514           2,678,887             871,621
    Fund shares sold                                                     2,210,306           1,548,535           1,394,109
    Dividends and interest                                                  60,357             449,140              74,020
    Unrealized appreciation on forward foreign currency exchange
      contracts (Note 8)                                                         -              15,414                   -
    Variation margin (Note 2)                                                    -                   -                   -
    Unrealized appreciation on interest rate swap (Note 2)                       -                   -                   -
  Deferred expenses (Note 2)                                                     -              16,491                   -
  Other assets                                                                   -                 100                   -
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                       616,294,153         148,793,813         203,492,411
--------------------------------------------------------------------------------------------------------------------------
Liabilities
  Payables
    Investments purchased                                                2,977,227           7,719,499           2,041,541
    Securities loaned (Note 2)                                                   -           5,218,096          21,952,614
    Fund shares redeemed                                                 1,797,506             149,001             149,086
    Dividends                                                                    -                   -                   -
    Written options, at value (Note 2)                                           -                   -                   -
    Unrealized depreciation on forward foreign currency exchange
      contracts (Note 8)                                                         -                 738                   -
  Accrued expenses and other liabilities                                   256,781             120,883              59,662
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                    5,031,514          13,208,217          24,202,903
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                                            $611,262,639        $135,585,596        $179,289,508
--------------------------------------------------------------------------------------------------------------------------
Net Assets represented by: (Note 2)
  Additional paid-in capital                                          $390,412,273        $112,928,149        $126,725,224
  Accumulated net investment income (loss)                                       -             (97,957)             59,668
  Accumulated distributions in excess of net
    investment income                                                            -                   -                   -
  Accumulated net realized gain (loss) on investment transactions       30,589,307           5,560,178          13,767,593
  Net unrealized appreciation of investments and foreign currency
    related transactions                                               190,261,059          17,195,226          38,737,023
--------------------------------------------------------------------------------------------------------------------------
    Net Assets                                                        $611,262,639        $135,585,596        $179,289,508
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value per Share
  Class A Shares                                                            $19.94              $20.94              $22.42
  Class B Shares                                                            $19.53              $20.32              $21.68
Offering Price per Share
  Class A Shares                                                            $21.16(a)           $22.22(a)           $23.79(a)
  Class B shares                                                            $19.53              $20.32              $21.68
Shares Outstanding
  Class A Shares                                                         5,266,599           2,222,778           2,929,944
  Class B Shares                                                        25,920,557           4,381,977           5,239,919
--------------------------------------------------------------------------------------------------------------------------
    Total Shares Outstanding                                            31,187,156           6,604,755           8,169,863
--------------------------------------------------------------------------------------------------------------------------

*  Investments at cost $421,798,917, $121,689,193, $140,463,024, $298,789,925,
   $153,378,984, $70,636,357, $122,759,809, and $51,370,892, respectively.
(a)  Computation of offering price: 100/94.25 of net asset value.
(b) Computation of offering price: 100/95.25 of net asset value.
(c)  Computation of offering price: 100/99 of net asset value.

See notes to financial statements.

                  Income and       Municipal        Quality       Short-Duration
  Strategy          Growth          Income           Income           Income
 Portfolio        Portfolio        Portfolio       Portfolio        Portfolio
--------------------------------------------------------------------------------
$297,032,651     $163,105,973     $75,143,034     $121,203,191     $ 48,037,455
  37,762,777        6,396,000               -        2,973,595        3,581,099
--------------------------------------------------------------------------------
 334,795,428      169,501,973      75,143,034      124,176,786       51,618,554
--------------------------------------------------------------------------------
   1,074,415            3,806          97,949                -                -
  28,628,733       39,343,705               -        9,079,500                -
   8,200,210                -               -                -                -
     209,713        1,831,764         775,314        4,128,293        2,999,109
   1,991,073        1,150,644       1,143,833        1,410,609          310,103
           -                -               -                -                -
           -                -           8,594                -                -
           -                -               -          498,910           53,872
      25,186                -               -                -           23,933
           -                -               -           20,826                -
--------------------------------------------------------------------------------
 374,924,758      211,831,892      77,168,724      139,314,924       55,005,571
--------------------------------------------------------------------------------
   3,127,838          781,564       3,145,121          982,563                -
  28,628,733       39,343,705               -        9,079,500                -
     560,728          313,441          25,647          152,005           51,048
           -                -         300,191          680,980          226,307
           -                -           4,687                -                -
           -                -               -                -                -
     170,682           67,724          27,222          197,915           20,494
--------------------------------------------------------------------------------
  32,487,981       40,506,434       3,502,868       11,092,963          297,849
--------------------------------------------------------------------------------
$342,436,777     $171,325,458     $73,665,856     $128,221,961     $ 54,707,722
--------------------------------------------------------------------------------
$246,591,941     $141,701,349     $71,384,225     $141,795,601     $ 54,677,550
   5,365,536                -               -                -                -
           -                -        (300,191)        (390,590)         (95,798)
  54,473,797       13,501,286      (1,962,908)     (15,098,937)        (175,563)
  36,005,503       16,122,823       4,544,730        1,915,887          301,533
--------------------------------------------------------------------------------
$342,436,777     $171,325,458     $73,665,856     $128,221,961     $ 54,707,722
--------------------------------------------------------------------------------
      $18.61           $20.60          $15.50           $13.18           $12.62
      $18.29           $20.59          $15.49           $13.18           $12.62
      $19.75(a)        $21.86(a)       $16.27(b)        $13.84()         $12.75(c)
      $18.29           $20.59          $15.49           $13.18           $12.62
   2,178,555        3,083,091       1,896,308        4,035,055        2,188,186
  16,502,653        5,237,467       2,858,545        5,692,647        2,146,459
--------------------------------------------------------------------------------
  18,681,208        8,320,558       4,754,853        9,727,702        4,334,645
--------------------------------------------------------------------------------

Mentor Funds
Statements of Operations
Year Ended September 30, 1997

                                                                                     Perpetual             Capital
                                                                 Growth               Global               Growth
                                                               Portfolio             Portfolio            Portfolio
--------------------------------------------------------------------------------------------------------------------

Investment income
  Interest*                                                   $  2,343,851          $   315,899          $   788,057
  Dividends (Net of withholding taxes)**                           452,604            1,510,622            1,798,248
--------------------------------------------------------------------------------------------------------------------
       Total investment income (Note 2)                          2,796,455            1,826,521            2,586,305
--------------------------------------------------------------------------------------------------------------------

Expenses
  Management fee (Note 4)                                        3,238,498              998,592            1,063,903
  Distribution fees (Note 5)                                     2,989,388              481,581              656,743
  Shareholder services fees (Note 5)                             1,156,606              231,883              332,470
  Transfer agent fee                                               607,750              163,056              185,877
  Administration fee (Note 4)                                      462,643               92,753              132,988
  Shareholder reports and postage expense                          145,434               40,112               43,168
  Registration expenses                                            114,919               27,915               25,098
  Custodian and accounting fees                                     77,271              171,535               27,949
  Legal and audit fees                                              32,201                7,237                9,316
  Organizational expenses                                                -               11,067                    -
  Directors' fees and expenses                                       9,929                2,231                2,873
  Miscellaneous                                                     80,199               15,225               50,113
--------------------------------------------------------------------------------------------------------------------
       Total expenses                                            8,914,838            2,243,187            2,530,498
--------------------------------------------------------------------------------------------------------------------
Deduct
  Waiver of administration fee (Note 4)                                  -                    -                    -
  Waiver of management fee (Note 4)                                      -                    -                    -
--------------------------------------------------------------------------------------------------------------------
Net expenses                                                     8,914,838            2,243,187            2,530,498
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    (6,118,383)            (416,666)              55,807
--------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on
  Investments, Futures and Options contracts
     Net realized gain on investments, futures and options
       contracts (Note 2)                                       35,210,825            6,084,166           14,469,617
     Change in unrealized appreciation
       (depreciation) on investments                            90,598,141           13,678,454           24,877,344
--------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain on investments and
       futures contracts                                       125,808,966           19,762,620           39,346,961
--------------------------------------------------------------------------------------------------------------------
     Net increase in net assets
       resulting from operations                              $119,690,583          $19,345,954          $39,402,768
--------------------------------------------------------------------------------------------------------------------

* Net of interest expenses of $288,240 (related to interest rate swap) and $139,953 ($59,232 on borrowings and $80,721 on interest rate swap) for the Quality Income Portfolio and Short-Duration Income Portfolio, respectively.

** Withholding taxes were $3,634, $172,450, $17,677 and $18,839 for the Growth
   Portfolio, Perpetual Global Portfolio, Strategy Portfolio, and Income and Growth Portfolio, respectively for the year ended September 30, 1997.

See notes to financial statements.

                 Income and      Municipal       Quality       Short-Duration
  Strategy         Growth          Income         Income           Income
 Portfolio        Portfolio      Portfolio      Portfolio        Portfolio
-----------------------------------------------------------------------------

$ 11,122,465     $ 3,543,752     $3,904,665     $7,714,065       $2,553,037
   1,232,215       1,485,284              -              -                -
-----------------------------------------------------------------------------
  12,354,680       5,029,036      3,904,665      7,714,065        2,553,037
-----------------------------------------------------------------------------

   2,807,549         947,267        370,232        572,539          185,354
   2,224,816         645,243        197,295        317,465           73,558
     825,750         315,756        154,263        238,558           92,677
     457,475         179,872         88,610        137,695           50,057
     330,300         126,302         61,705         95,423           37,151
     103,681          33,744         12,025         24,709            8,029
      79,039          27,351         12,131         16,273            9,552
      76,377          40,396         22,628         20,060           16,866
      24,663           8,899          5,268          7,066            2,690
      20,151               -              -              -            7,336
       7,605           2,744          1,624          2,179              829
      51,890          29,101         28,157         14,867            5,657
-----------------------------------------------------------------------------
   7,009,296       2,356,675        953,938      1,446,834          489,756
-----------------------------------------------------------------------------
           -               -              -              -           37,151
           -               -              -        123,214           55,521
-----------------------------------------------------------------------------
   7,009,296       2,356,675        953,938      1,323,620          397,084
-----------------------------------------------------------------------------
   5,345,384       2,672,361      2,950,727      6,390,445        2,155,953
-----------------------------------------------------------------------------

  54,534,179      15,016,540        548,498        222,072            7,748
            )
 (24,297,952       6,704,657      1,603,630      2,224,113          386,023
-----------------------------------------------------------------------------
  30,236,227      21,721,197      2,152,128      2,446,185          393,771
-----------------------------------------------------------------------------
  35,581,611
$                $24,393,558     $5,102,855     $8,836,630       $2,549,724
-----------------------------------------------------------------------------

Mentor Funds
Statements of Changes in Net Assets

                                                          Growth Portfolio              Perpetual Global Portfolio
                                                   ------------------------------      -----------------------------
                                                       Year              Year              Year             Year
                                                      Ended             Ended             Ended             Ended
                                                     9/30/97           9/30/96           9/30/97           9/30/96
--------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                     $ (6,118,383)     $ (3,564,174)     $   (416,666)     $  (246,968)
  Net realized gain (loss) on investments and
     futures contracts                               35,210,825        63,686,744         6,084,166        2,247,124
  Change in unrealized appreciation
     (depreciation) on investments                   90,598,141        22,942,450        13,678,454        2,553,849
--------------------------------------------------------------------------------------------------------------------
  Increase in net assets resulting from
     operations                                     119,690,583        83,065,020        19,345,954        4,554,005
--------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
  Net investment income
     Class A                                                  -                 -                 -                -
     Class B                                                  -                 -                 -                -
  Distributions in excess of net investment
     income
     Class A                                                  -                 -                 -                -
     Class B                                                  -                 -                 -                -
  Net realized gain on investments
     Class A                                         (5,768,516)       (2,238,213)         (476,590)        (338,447)
     Class B                                        (52,589,913)      (27,048,016)       (1,576,577)        (688,165)
--------------------------------------------------------------------------------------------------------------------
     Distributions to shareholders                  (58,358,429)      (29,286,229)       (2,053,167)      (1,026,612)
--------------------------------------------------------------------------------------------------------------------

Capital Share Transactions (Note 9)
  Change in net assets resulting from capital
     share transactions                             138,080,325        91,376,945        63,063,845       32,180,438
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                   199,412,479       145,155,736        80,356,632       35,707,831

Net Assets
  Beginning of year                                 411,850,160       266,694,424        55,228,964       19,521,133
--------------------------------------------------------------------------------------------------------------------
  End of year                                      $611,262,639      $411,850,160      $135,585,596      $55,228,964
--------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

       Capital Growth                                               Income and Growth Portfolio           Municipal Income
          Portfolio                    Strategy Portfolio                                                     Portfolio
-----------------------------     -----------------------------     ----------------------------     ---------------------------
    Year             Year             Year             Year             Year            Year            Year            Year
   Ended            Ended            Ended            Ended            Ended            Ended           Ended           Ended
  9/30/97          9/30/96          9/30/97          9/30/96          9/30/97          9/30/96         9/30/97         9/30/96
--------------------------------------------------------------------------------------------------------------------------------

$     55,807     $      7,974     $  5,345,384     $   (396,451)    $  2,672,361     $ 1,183,705     $ 2,950,727     $ 2,945,818
  14,469,617       16,294,346       54,534,179       24,144,971       15,016,540       8,390,313         548,498         149,379
  24,877,344        3,307,505      (24,297,952)      22,559,071        6,704,657       3,327,836       1,603,630         320,865
--------------------------------------------------------------------------------------------------------------------------------
  39,402,768       19,609,825       35,581,611       46,307,591       24,393,558      12,901,854       5,102,855       3,416,062
--------------------------------------------------------------------------------------------------------------------------------

           -                -                -                -       (1,054,162)       (431,692)     (1,179,998)     (1,063,836)
           -                -                -                -       (1,618,199)       (655,745)     (1,981,316)     (1,919,043)
           -                -                -                -          (43,035)              -               -               -
           -                -                -                -          (73,107)              -               -               -
  (4,657,749)        (871,361)      (1,531,137)        (224,749)      (2,474,556)       (857,221)        (39,820)              -
 (10,198,967)      (1,783,019)     (21,767,428)      (3,506,588)      (6,846,186)     (2,018,269)        (66,849)              -
--------------------------------------------------------------------------------------------------------------------------------
 (14,856,716)      (2,654,380)     (23,298,565)      (3,731,337)     (12,109,245)     (3,962,927)     (3,267,983)     (2,982,879)
--------------------------------------------------------------------------------------------------------------------------------

  54,641,763       (4,083,713)      21,287,525       31,148,786       68,283,564      15,252,843      17,081,946      (5,637,324)
--------------------------------------------------------------------------------------------------------------------------------
  79,187,815       12,871,732       33,570,571       73,725,040       80,567,877      24,191,770      18,916,818      (5,204,141)

 100,101,693       87,229,961      308,866,206      235,141,166       90,757,581      66,565,811      54,749,038      59,953,179
--------------------------------------------------------------------------------------------------------------------------------
$179,289,508     $100,101,693     $342,436,777     $308,866,206     $171,325,458     $90,757,581     $73,665,856     $54,749,038
--------------------------------------------------------------------------------------------------------------------------------

Mentor Funds
Statements of Changes in Net Assets

                                                                                                    Short-Duration
                                                                   Quality Income Portfolio        Income Portfolio
                                                                  --------------------------   -------------------------
                                                                      Year          Year          Year          Year
                                                                     Ended          Ended         Ended         Ended
                                                                    9/30/97        9/30/96       9/30/97       9/30/96
------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                    $  6,390,445   $ 5,381,252   $ 2,155,953   $ 1,563,529
  Net realized gain (loss) on investments and futures contracts        222,072    (1,415,843)        7,748      (113,895)
  Change in unrealized appreciation (depreciation) of investments    2,224,113      (937,621)      386,023      (364,509)
------------------------------------------------------------------------------------------------------------------------
  Increase in net assets resulting from operations                   8,836,630     3,027,788     2,549,724     1,085,125
------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
  Net investment income
     Class A                                                        (2,180,277)   (1,580,519)     (751,850)     (243,822)
     Class B                                                        (4,210,168)   (3,800,733)   (1,404,103)   (1,354,465)
  Distributions in excess of net investment income
     Class A                                                          (150,441)       (6,680)      (12,040)            -
     Class B                                                          (212,242)      (16,065)      (11,811)            -
  Net realized gain on investments
     Class A                                                                 -             -             -             -
     Class B                                                                 -             -             -             -
------------------------------------------------------------------------------------------------------------------------
     Net decrease from distributions                                (6,753,128)   (5,403,997)   (2,179,804)   (1,598,287)
------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions (Note 9)
  Change in net assets resulting from capital share transactions    46,807,230    (4,919,453)   22,371,212    11,607,207
------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                                   48,890,732    (7,295,662)   22,741,132    11,094,045

Net Assets
  Beginning of year                                                 79,331,229    86,626,891    31,966,590    20,872,545
------------------------------------------------------------------------------------------------------------------------
  End of year                                                     $128,221,961   $79,331,229   $54,707,722   $31,966,590
------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Mentor Funds
Financial Highlights
Class A Shares

                                              Growth Portfolio                            Perpetual Global Portfolio
                                       -------------------------------      -------------------------------------------------------
                                         Year       Year       Period        Year       Year       Year        Period
                                        Ended       Ended      Ended         Ended      Ended      Ended       Ended
                                       9/30/97     9/30/96    9/30/95*      9/30/97    9/30/96    9/30/95    9/30/94(b)
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance

Net asset value, beginning of period   $  18.47    $ 16.08    $ 13.37       $ 17.86    $ 15.88    $14.23       $14.18
Income from investment operations
  Net investment income (loss)            (0.17)     (0.10)     (0.01 )        0.04      (0.04)     0.05        (0.01)
  Net realized and unrealized gain
     (loss) on investments                 4.19       4.23       2.72          3.67       2.82      1.60         0.06
-----------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations         4.02       4.13       2.71          3.71       2.78      1.65         0.05

Less distributions
  Distributions from net investment
     income                                   -          -          -             -          -         -            -
  Distributions in excess of net
     investment income                        -          -          -             -          -         -            -
  Distributions from capital gains        (2.55)     (1.74)         -         (0.63)     (0.80)        -            -
  Distributions in excess of capital
     gain                                     -          -          -             -          -         -            -
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                     (2.55)     (1.74)         -         (0.63)     (0.80)        -            -
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period         $  19.94    $ 18.47    $ 16.08       $ 20.94    $ 17.86    $15.88       $14.23
-----------------------------------------------------------------------------------------------------------------------------------

Total Return                              25.81%     29.15%     20.27 %       21.59%     18.40%    11.60 %       0.35%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period
  (in thousands)                       $105,033    $40,272    $20,368       $46,556    $13,098    $6,854       $8,882

Ratio of expenses to average net
  assets                                   1.28%      1.28%      1.36 %(a)     1.89%      1.95%     2.06 %       2.09%(a)

Ratio of expenses to average net
  assets excluding waiver                  1.28%      1.28%      1.36 %(a)     1.89%      1.95%     2.11 %       3.18%(a)

Ratio of net investment income
  (loss) to average net assets            (0.67%)    (0.39%)    (0.65 %)(a)    0.07%     (0.21%)    0.26 %      (0.10%)(a)

Portfolio turnover rate                      77%       105%        70 %         128%       130%      155 %          2%

Average commission rate on portfolio
  transactions                         $ 0.0651    $0.0602                  $0.0319    $0.0320
-----------------------------------------------------------------------------------------------------------------------------------

 * For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
(a) Annualized.
(b) Reflects operations for the period from March 29, 1994 (commencement of operations), to September 30, 1994.

See notes to financial statements.

Mentor Funds
Financial Highlights
Class A Shares

                                                                             Capital Growth Portfolio
                                                     -------------------------------------------------------------------------
                                                      Year         Year         Year          Year          Year
                                                      Ended        Ended        Ended        Ended         Ended
                                                     9/30/97      9/30/96      9/30/95      9/30/94       9/30/93
------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance

Net asset value, beginning of period                 $ 19.36      $ 16.02      $ 14.88      $ 15.26       $ 14.21
Income from investment operations
  Net investment income (loss)                         (0.02)        0.11         0.02         0.09          0.14
  Net realized and unrealized gain (loss) on
     investments                                        5.87         3.73         2.91        (0.30 )        1.02
------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                      5.85         3.84         2.93        (0.21 )        1.16

Less distributions
  Distributions from net investment income                 -            -            -        (0.04 )       (0.11 )
  Distributions in excess of net investment
     income                                                -            -            -            -             -
  Distributions from capital gains                     (2.79)       (0.50)       (1.79)       (0.13 )           -
  Distributions in excess of capital gains                 -            -            -            -             -
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                  (2.79)       (0.50)       (1.79)       (0.17 )       (0.11 )
------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                       $ 22.42      $ 19.36      $ 16.02      $ 14.88       $ 15.26
------------------------------------------------------------------------------------------------------------------------------

Total Return                                           34.78%       24.63%       20.18%       (1.37%)        8.21%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period
  (in thousands)                                     $65,703      $31,889      $29,582      $21,181       $31,360

Ratio of expenses to average net assets                 1.41%        1.43%        1.87%        1.70%         1.49%

Ratio of expenses to average net assets
  excluding waiver                                      1.41%        1.43%        1.87%        1.70%         1.59%

Ratio of net investment income (loss) to average
  net assets                                            0.53%        0.51%        0.27%        0.53%         0.96%

Portfolio turnover rate                                   64%          98%         157%         149%          192%

Average commission rate on portfolio
  transactions                                       $0.0697      $0.0688
------------------------------------------------------------------------------------------------------------------------------

 * For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
(a) Annualized.
(c) Reflects operations for the period from May 24, 1993 (commencement of operations), to September 30, 1993.

See notes to financial statements.

          Strategy Portfolio                                        Income and Growth Portfolio
--------------------------------------     ------------------------------------------------------------------------------
   Year           Year         Period         Year           Year         Year         Year          Period
   Ended          Ended        Ended          Ended          Ended        Ended        Ended         Ended
  9/30/97        9/30/96      9/30/95*       9/30/97        9/30/96      9/30/95      9/30/94      9/30/93(c)
-------------------------------------------------------------------------------------------------------------------------

  $ 17.96        $ 15.24      $ 13.45        $ 19.16        $ 17.13      $ 15.27      $ 14.88        $14.14
     0.31           0.08            -           0.44           0.37         0.40         0.31          0.09
     1.68           2.86         1.79           3.39           2.75         2.14         0.64          0.73
-------------------------------------------------------------------------------------------------------------------------

     1.99           2.94         1.79           3.83           3.12         2.54         0.95          0.82

        -              -            -          (0.45)         (0.35)       (0.40)       (0.30)        (0.08)
        -              -            -          (0.02)             -        (0.03)           -             -
    (1.34)         (0.22)           -          (1.92)         (0.74)       (0.25)       (0.26)            -
        -              -            -              -              -            -            -             -
-------------------------------------------------------------------------------------------------------------------------
    (1.34)         (0.22)           -          (2.39)         (1.09)       (0.68)       (0.56)        (0.08)
-------------------------------------------------------------------------------------------------------------------------

  $ 18.61        $ 17.96      $ 15.24        $ 20.60        $ 19.16      $ 17.13      $ 15.27        $14.88
-------------------------------------------------------------------------------------------------------------------------

    11.97%         19.36%       13.31 %        22.11%         19.13%       17.24%        6.54%         5.54%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------


  $40,552        $20,372      $10,503        $63,509        $24,210      $19,888      $17,773        $9,849

     1.45%          1.42%        1.65 %(a)      1.35%          1.36%        1.69%        1.75%         1.56%(a)


     1.45%          1.42%        1.65 %(a)      1.35%          1.36%        1.69%        1.75%         1.94%(a)


     2.29%          0.62%       (0.06 %)(a)      2.63%         2.08%        2.53%        2.20%         2.35%(a)

      192%           125%         122 %           75%            72%          62%          78%           13%


  $0.0644        $0.0669                     $0.0515        $0.0492
-------------------------------------------------------------------------------------------------------------------------

Mentor Funds
Financial Highlights
Class A Shares

                                                                           Municipal Income Portfolio
                                                   ---------------------------------------------------------------------------
                                                    Year          Year          Year          Year          Year
                                                    Ended         Ended         Ended         Ended         Ended
                                                   9/30/97       9/30/96       9/30/95       9/30/94       9/30/93
------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance

Net asset value, beginning of period               $ 15.04       $ 14.92       $ 14.42       $ 16.05       $ 14.76
Income from investment operations
  Net investment income (loss)                        0.81          0.82          0.81          0.82          0.92
  Net realized and unrealized gain (loss) on
     investments                                      0.49          0.12          0.51         (1.54)         1.32
------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                    1.30          0.94          1.32         (0.72)         2.24

Less distributions
  Distributions from net investment income           (0.81)        (0.82)        (0.82)        (0.81)        (0.92)
  Distributions in excess of net investment
     income                                              -             -             -             -         (0.03)
  Distributions from capital gains                   (0.03)            -             -         (0.10)            -
  Distributions in excess of
     capital gain                                        -             -             -             -             -
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                (0.84)        (0.82)        (0.82)        (0.91)        (0.95)
------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of Period                     $ 15.50       $ 15.04       $ 14.92       $ 14.42       $ 16.05
------------------------------------------------------------------------------------------------------------------------------

Total Return                                          8.89%         6.46%         9.46%        (4.83%)       16.00%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period
  (in thousands)                                   $29,394       $17,558       $20,460       $25,056       $29,245

Ratio of expenses to average
  net assets                                          1.22%         1.24%         1.43%         1.24%         0.71%

Ratio of expenses to average
  net assets excluding waiver                         1.22%         1.24%         1.43%         1.33%         1.39%

Ratio of net investment income
  to average net assets                               5.09%         5.47%         5.56%         5.43%         5.92%

Portfolio turnover rate                                 59%           46%           43%           87%           88%

Average commission rate on portfolio
  transactions
------------------------------------------------------------------------------------------------------------------------------

 * For the period from June 16, 1995 (initial offering of Class A Shares) to September 30, 1995.
(a) Annualized.

See notes to financial statements.

                                                                                     Short-Duration
                   Quality Income Portfolio                                         Income Portfolio
---------------------------------------------------------------     ------------------------------------------------
 Year          Year          Year          Year          Year        Year          Year          Period
 Ended         Ended         Ended         Ended         Ended       Ended         Ended         Ended
9/30/97       9/30/96       9/30/95       9/30/94       9/30/93     9/30/97       9/30/96       9/30/95*
--------------------------------------------------------------------------------------------------------------------

$ 12.91       $ 13.29       $ 12.75       $ 14.04       $ 14.39     $ 12.50       $12.68         $12.74
   0.97          0.89          0.84          0.84          1.06        0.77         0.82           0.22
   0.26         (0.37)         0.61         (1.30)        (0.31)       0.12        (0.23 )        (0.03)

--------------------------------------------------------------------------------------------------------------------

   1.23          0.52          1.45         (0.46)         0.75        0.89         0.59           0.19

  (0.90)        (0.89)        (0.85)        (0.83)        (1.06)      (0.76)       (0.77 )        (0.22)
       )
  (0.06         (0.01)        (0.06)            -         (0.04)      (0.01)           -          (0.03)
      -             -             -             -             -           -            -              -
      -             -             -             -             -           -            -              -
--------------------------------------------------------------------------------------------------------------------
  (0.96)        (0.90)        (0.91)        (0.83)        (1.10)      (0.77)       (0.77 )        (0.25)
--------------------------------------------------------------------------------------------------------------------

$ 13.18       $ 12.91       $ 13.29       $ 12.75       $ 14.04     $ 12.62       $12.50         $12.68
--------------------------------------------------------------------------------------------------------------------

   9.86%         4.09%        11.82%        (3.39%)        5.41%       7.33%        4.80 %         1.51%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


$53,176       $21,092       $24,472       $30,142       $47,780     $27,619       $7,450         $1,002


  1.05%          1.05%         1.32%         1.38%         1.04%       0.86%        0.86 %         0.71%(a)


  1.18%          1.31%         1.36%         1.39%         1.22%       1.12%        1.26 %         1.00%(a)


  7.01%          6.84%         6.73%         6.33%         7.31%       6.00%        5.90 %         4.10%(a)

   100%          254%          368%          455%          102%         75%         411 %          126%

--------------------------------------------------------------------------------------------------------------------

Mentor Funds
Financial Highlights
Class B Shares

                                                                               Growth Portfolio
                                                 ----------------------------------------------------------------------------
                                                   Year          Year         Period         Year          Year
                                                  Ended         Ended         Ended         Ended         Ended
                                                 9/30/97       9/30/96       9/30/95*      12/31/94      12/31/93
-----------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance

Net asset value, beginning of period             $  18.29      $  16.05      $  12.15      $  13.78      $  12.81
Income from investment operations
  Net investment income (loss)                      (0.22)        (0.17)        (0.13)        (0.15)        (0.08)
  Net realized and unrealized gain
     (loss) on investments                           4.01          4.15          4.03         (0.47)         2.07
-----------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                   3.79          3.98          3.90         (0.62)         1.99

Less distributions
  Distributions from net investment income              -             -             -             -             -
  Distributions in excess of net investment
     income                                             -             -             -             -             -
  Distributions from capital gains                  (2.55)        (1.74)            -         (1.00)        (1.02)
  Distributions in excess of
     capital gains                                      -             -             -         (0.01)            -
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.55)        (1.74)            -         (1.01)        (1.02)
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                   $  19.53      $  18.29      $  16.05      $  12.15      $  13.78
-----------------------------------------------------------------------------------------------------------------------------

Total Return                                        24.66%        28.18%        32.10%        (4.48%)       15.60%
-----------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)         $506,230      $371,578      $246,326      $190,126      $186,978

Ratio of expenses to average net assets              2.03%         2.03%         2.08%(a)      2.01%         2.02%

Ratio of expenses to average net assets
  excluding waiver                                   2.03%         2.03%         2.08%(a)      2.01%         2.02%

Ratio of net investment income (loss) to
  average net assets                                (1.42%)       (1.13%)       (1.20%)(a)    (1.20%)       (1.12%)

Portfolio turnover rate                                77%          105%           70%           77%           64%

Average commission rate on portfolio
  transactions                                   $ 0.0651      $ 0.0602
-----------------------------------------------------------------------------------------------------------------------------

 * For the period from January 1, 1995 to September 30, 1995.
(a) Annualized.
(d) Reflects operations for the period from March 29, 1994 (commencement of operations), to September 30, 1994.

See notes to financial statements.

          Perpetual Global Portfolio                                     Capital Growth Portfolio
----------------------------------------------     --------------------------------------------------------------------
 Year        Year        Year         Period         Year        Year        Year        Year        Year
 Ended       Ended       Ended        Ended         Ended        Ended       Ended       Ended       Ended
9/30/97     9/30/96     9/30/95     9/30/94(d)     9/30/97      9/30/96     9/30/95     9/30/94     9/30/93

-----------------------------------------------------------------------------------------------------------------------

$ 17.46     $ 15.67     $ 14.15       $14.18       $  18.92     $ 15.79     $ 14.80     $ 15.23     $ 14.22
  (0.02)      (0.05)      (0.05)       (0.04)             -       (0.04)       0.25       (0.04)       0.05
   3.51        2.64        1.57         0.01           5.55        3.67        2.53       (0.26)       1.02
-----------------------------------------------------------------------------------------------------------------------

   3.49        2.59        1.52        (0.03)          5.55        3.63        2.78       (0.30)       1.07

      -           -           -            -              -           -           -           -       (0.05)
      -           -           -            -              -           -           -           -       (0.01)
  (0.63)      (0.80)          -            -          (2.79)      (0.50)      (1.79)      (0.13)          -
      -           -           -            -              -           -           -           -           -
-----------------------------------------------------------------------------------------------------------------------
  (0.63)      (0.80)          -            -          (2.79)      (0.50)      (1.79)      (0.13)      (0.06)
-----------------------------------------------------------------------------------------------------------------------

$ 20.32     $ 17.46     $ 15.67       $14.15       $  21.68     $ 18.92     $ 15.79     $ 14.80     $ 15.23
-----------------------------------------------------------------------------------------------------------------------

  20.74%      17.39%      10.74%       (0.21%)        33.88%      23.64%      19.26%      (2.00%)      7.52%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

$89,030     $42,131     $12,667       $7,987       $113,587     $68,213     $57,648     $41,106     $57,030

   2.64%       2.70%       2.72%        2.79%(a)       2.16%       2.18%       2.56%       2.46%       2.24%


   2.64%       2.70%       2.79%        3.93%(a)       2.16%       2.18%       2.56%       2.46%       2.34%


  (0.68%)      (0.91%)     (0.40%)      (0.82%)(a)     (0.22%)     (0.24%)     (0.41%)     (0.22%)      0.21%

    128%        130%        155%           2%            64%         98%        157%        149%        192%


$0.0319      $0.0320                                $ 0.0697     $0.0688
-----------------------------------------------------------------------------------------------------------------------

Mentor Funds
Financial Highlights
Class B Shares

                                                                             Strategy Portfolio
                                               -------------------------------------------------------------------------------
                                                 Year          Year         Period         Year          Period
                                                Ended         Ended         Ended         Ended           Ended
                                               9/30/97       9/30/96       9/30/95*      12/31/94      12/31/93(e)

------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance

Net asset value, beginning of period           $  17.79      $  15.21      $  12.24      $  12.70       $   12.50
Income from investment operations
  Net investment income (loss)                     0.26         (0.03)            -         (0.06)              -
  Net realized and unrealized gain (loss) on
     investments                                   1.58          2.83          2.97         (0.40)           0.20
------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                 1.84          2.80          2.97         (0.46)           0.20

Less distributions
  Distributions from net investment income            -             -             -             -               -
  Distributions in excess of net investment
     income                                           -             -             -             -               -
  Distributions from capital gains                (1.34)        (0.22)            -             -               -
  Distributions in excess of
     capital gains                                    -             -             -             -               -
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                             (1.34)        (0.22)            -             -               -
------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                 $  18.29      $  17.79      $  15.21      $  12.24       $   12.70
------------------------------------------------------------------------------------------------------------------------------

Total Return                                      11.19%        18.48%        24.26%        (3.61%)          1.60%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)       $301,885      $288,494      $224,643      $179,274       $ 122,177

Ratio of expenses to average net assets            2.20%         2.19%         2.31%(a)      2.19%           2.06%(a)

Ratio of expenses to average net assets
  excluding waiver                                 2.20%         2.19%         2.31%(a)      2.19%           2.06%(a)

Ratio of net investment income (loss) to
  average net assets                               1.54%        (0.19%)        0.02%(a)     (0.54%)          0.08%(a)

Portfolio turnover rate                             192%          125%          122%          143%              0%

Average commission rate on portfolio
  transactions                                 $ 0.0644      $ 0.0669
------------------------------------------------------------------------------------------------------------------------------

 * For the period from January 1, 1995 to September 30, 1995.
(a) Annualized.
(e) Reflects operations for the period of October 29, 1993 (commencement of operations), to December 31, 1993.
(f) Reflects operations for the period from May 24, 1993 (commencement of operations), to September 30, 1993.

See notes to financial statements.

                Income and Growth Portfolio                                         Municipal Income Portfolio
-----------------------------------------------------------     -------------------------------------------------------------------
  Year        Year        Year        Year         Period        Year        Year        Year        Year        Year
 Ended        Ended       Ended       Ended        Ended         Ended       Ended       Ended       Ended       Ended
9/30/97      9/30/96     9/30/95     9/30/94     9/30/93(f)     9/30/97     9/30/96     9/30/95     9/30/94     9/30/93


-----------------------------------------------------------------------------------------------------------------------------------

$  19.18     $ 17.14     $ 15.28     $ 14.91      $  14.14      $ 15.05     $ 14.95     $ 14.43     $ 16.06     $ 14.78
    0.34        0.23        0.28        0.21          0.05         0.71        0.75        0.74        0.74        0.82
    3.35        2.76        2.14        0.61          0.77         0.52        0.11        0.52       (1.54)       1.32

-----------------------------------------------------------------------------------------------------------------------------------

    3.69        2.99        2.42        0.82          0.82         1.23        0.86        1.26       (0.80)       2.14


   (0.34)      (0.21)      (0.28)      (0.19)        (0.05)       (0.71)      (0.76)      (0.74)      (0.73)      (0.82)

   (0.02)          -       (0.03)          -             -            -           -           -           -       (0.04)
   (1.92)      (0.74)      (0.25)      (0.26)            -        (0.08)          -           -       (0.10)          -
       -           -           -           -             -            -           -           -           -           -
-----------------------------------------------------------------------------------------------------------------------------------
   (2.28)      (0.95)      (0.56)      (0.45)        (0.05)       (0.79)      (0.76)      (0.74)      (0.83)      (0.86)
-----------------------------------------------------------------------------------------------------------------------------------

$  20.59     $ 19.18     $ 17.14     $ 15.28      $  14.91      $ 15.49     $ 15.05     $ 14.95     $ 14.43     $ 16.06
-----------------------------------------------------------------------------------------------------------------------------------

   21.24%      18.26%      16.32%       5.66%         5.54%        8.33%       5.87%       9.01%      (5.34%)     15.27%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

$107,816     $66,548     $46,678     $43,219      $ 18,127      $44,272     $37,191     $39,493     $46,157     $50,976

    2.10%       2.13%       2.43%       2.44%         2.31%(a)     1.72%       1.74%       1.92%       1.74%       1.21%


    2.10%       2.13%       2.43%       2.44%         2.69%(a)     1.72%       1.74%       1.92%       1.86%       1.89%


    1.87%       1.32%       1.78%       1.51%         1.60%(a)     4.60%       4.95%       5.07%       4.93%       5.42%

      75%         72%         62%         78%           13%          59%         46%         43%         87%         88%


$0.0515      $0.0492
-----------------------------------------------------------------------------------------------------------------------------------

Mentor Funds
Financial Highlights
Class B Shares

                                                                               Quality Income Portfolio
                                                       ------------------------------------------------------------------------
                                                        Year         Year         Year         Year          Year
                                                        Ended        Ended        Ended        Ended        Ended
                                                       9/30/97      9/30/96      9/30/95      9/30/94      9/30/93
-------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance

Net asset value, beginning of period                   $ 12.93      $ 13.31      $ 12.76      $ 14.06      $  14.40
Income from investment operations
  Net investment income (loss)                            0.86         0.84         0.79         0.82          0.99
  Net realized and unrealized gain (loss) on
     investments                                          0.30        (0.38)        0.61        (1.37)        (0.31)
-------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                          1.16         0.46         1.40        (0.55)         0.68

Less distributions
  Distributions from net investment income               (0.87)       (0.84)       (0.79)       (0.75)        (0.99)
  Distributions in excess of net investment income       (0.04)           -        (0.06)           -         (0.03)
  Distributions from capital gains                           -            -            -            -             -
  Distributions in excess of capital gains                   -            -            -            -             -
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                    (0.91)       (0.84)       (0.85)       (0.75)        (1.02)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                         $ 13.18      $ 12.93      $ 13.31      $ 12.76      $  14.06
-------------------------------------------------------------------------------------------------------------------------------

Total Return                                              9.29%        3.57%       11.33%       (3.97%)        4.86%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)               $75,046      $58,239      $62,155      $77,888      $127,346

Ratio of expenses to average net assets                   1.55%        1.55%        1.74%        1.88%         1.54%

Ratio of expenses to average net assets excluding
  waiver                                                  1.68%        1.81%        1.79%        1.90%         1.72%

Ratio of net investment income (loss)
  to average net assets                                   6.51%        6.36%        6.24%        6.21%         6.81%

Portfolio turnover rate                                    100%         254%         368%         455%          102%

Average commission rate on portfolio transactions
-------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Mentor Funds
Financial Highlights
Class B Shares

                                                                               Short-Duration Income Portfolio
                                                              ------------------------------------------------------------------
                                                               Year          Year          Period          Period
                                                               Ended         Ended         Ended            Ended
                                                              9/30/97       9/30/96       9/30/95*       12/31/94(g)
--------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance

Net asset value, beginning of period                          $ 12.50       $ 12.67       $ 12.18          $ 12.50
Income from investment operations
  Net investment income (loss)                                   0.73          0.73          0.59             0.41
  Net realized and unrealized gain (loss) on investments         0.12         (0.17)         0.52            (0.29)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.85          0.56          1.11             0.12

Less distributions
  Distributions from net investment income                      (0.72)        (0.73)        (0.59 )          (0.41)
  Distributions in excess of net investment income              (0.01)            -         (0.03 )          (0.03)
  Distributions from capital gains                                  -             -             -                -
  Distributions in excess of capital gains                          -             -             -                -
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                           (0.73)        (0.73)        (0.62 )          (0.44)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 12.62       $ 12.50       $ 12.67          $ 12.18
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     6.96%         4.53%         9.22%            0.95%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $27,089       $24,517       $19,871          $17,144

Ratio of expenses to average net assets                          1.16%         1.16%         1.20%(a)         1.29%(a)

Ratio of expenses to average net assets excluding waiver         1.42%         1.56%         1.70%(a)         1.29%(a)

Ratio of net investment income (loss)
  to average net assets                                          5.70%         5.60%         5.04%(a)         4.90%(a)

Portfolio turnover rate                                            75%          411%          126%             166%

Average commission rate on portfolio transactions
--------------------------------------------------------------------------------------------------------------------------------

 * For the period from January 1, 1995 to September 30, 1995.
 (a) Annualized.
 (g) Reflects operations for the period from April 29, 1994 (commencement of operations), to December 31, 1994.

See notes to financial statements.

Mentor Funds
Notes to Financial Statements
September 30, 1997

Note 1: Organization
Mentor Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Mentor Funds consists of ten separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at September 30, 1997, as follows:

     Mentor Growth Portfolio
        ("Growth Portfolio")
     Mentor Perpetual Global Portfolio
        ("Global Portfolio")
     Mentor Capital Growth Portfolio
        ("Capital Growth Portfolio")
     Mentor Strategy Portfolio
        ("Strategy Portfolio")
     Mentor Income and Growth Portfolio
        ("Income and Growth Portfolio")
     Mentor Municipal Income Portfolio
        ("Municipal Income Portfolio")
     Mentor Quality Income Portfolio
        ("Quality Income Portfolio")
     Mentor Short-Duration Income Portfolio
        ("Short-Duration Income Portfolio")
     Mentor Balanced Portfolio
        ("Balanced Portfolio")
     Mentor Institutional U.S. Government Money Market Portfolio
        ("Government Portfolio")
The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

These financial statements do not include the Balanced Portfolio and the Government Portfolio. The Balanced Portfolio is not currently being offered to new investors.

Mentor Funds currently issues two classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% (4.75% for the Municipal Income Portfolio and Quality Income Portfolio and 1% for Short-Duration Income Portfolio) payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held.

Note 2: Significant Accounting Policies The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

(a) Valuation of Securities

Listed securities held by the Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio and Income and Growth

Mentor Funds
Notes to Financial Statements
(continued)

Portfolio traded on national securities exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

U.S. Government obligations held by the Income and Growth Portfolio, Quality Income Portfolio and Short-Duration Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolios' Board of Trustees. In determining value, the pricing services use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.

Municipal bonds, held by the Municipal Income Portfolio, are valued at fair value. An independent pricing service values the Portfolio's municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities. The pricing service does not rely exclusively on quoted prices. The Board of Trustees has determined that the fair value of debt securities with remaining maturities of 60 days or less shall be their amortized cost value unless the particular circumstances of the security indicate otherwise.

Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign

Mentor Funds
Notes to Financial Statements
(continued)

exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

(b) Repurchase Agreements

It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Funds' adviser to be creditworthy pursuant to guidelines established by the Mentor Funds' Board of Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.

(c) Borrowings

Each of the Portfolios (except for the Growth Portfolio, Strategy Portfolio and Municipal Income Portfolio) may, under certain circumstances, borrow money directly or through dollar-roll and reverse repurchase agreements (arrangements in which the Portfolio sells a security for a percentage of its market value with an agreement to buy it back on a set date). Each Portfolio may borrow up to one-third of the value of its net assets.

The average daily balance of reverse repurchase agreements outstanding for Short-Duration Income Portfolio during the year ended September 30, 1997, was $4,479,545 or $1.48 per share based on average shares outstanding during the period at a weighted average interest rate of 5.41%. The maximum amount of borrowings outstanding for any day during the period was $7,007,350 (including accrued interest), as of January 28, 1997, at an interest rate of 5.40% and was 22.21% of total assets.

(d) Portfolio Securities Loaned

Each of the Portfolios (except for Municipal Income Portfolio) is authorized by the Board of Trustees to participate in securities lending transactions.

The Portfolios may receive fees for participating in securities lending transactions. During the period that a security is out on

Mentor Funds
Notes to Financial Statements
(continued)

loan, Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolios record an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolios. As of September 30, 1997, cash collateral was reinvested in U.S. Treasury securities and money market funds. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolios.

At September 30, 1997, certain Portfolios had loaned securities to brokers which were collateralized by cash, U.S. Treasury securities and letters of credits. Income from securities lending activities amounted to $6,105, $25,544, $7,032, and $160 for the Global Portfolio, Strategy Portfolio, Income and Growth Portfolio and Quality Income Portfolio, respectively, for the year ended September 30, 1997. The risks to the Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of September 30, 1997, the value of the securities on loan and the value of the related collateral were as follows:


                                                                      Letter of
                      Securities         Cash         Securities        Credit
Portfolio               on Loan       Collateral      Collateral      Collateral
--------------------------------------------------------------------------------
Global                $ 5,628,581     $ 5,218,096     $ 1,228,339      $312,925
Capital Growth         21,114,772      21,952,614
Strategy               78,120,702      28,628,733      53,110,646
Income and Growth      42,126,111      39,343,705       4,396,034
Quality Income          8,748,341       9,079,500
--------------------------------------------------------------------------------

(e) Dollar-Roll Transactions

Each of the Portfolios (except for the Growth Portfolio, Strategy Portfolio and Municipal Income Portfolio) may engage in dollar-roll transactions with respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC. In a dollar-roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment and credit histories.

Mentor Funds
Notes to Financial Statements
(continued)

(f) Security Transactions and Investment Income

Security transactions for the Portfolios are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income (except for Municipal Income Portfolio) includes interest and discount earned (net of premium) on short-term obligations, and interest earned on all other debt securities including original issue discount as required by the Internal Revenue Code. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date.

Interest income for the Municipal Income Portfolio includes interest earned net of premium, and original issue discount as required by the Internal Revenue Code.

(g) Federal Income Taxes

No provision for federal income taxes has been made since it is each Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

Dividends paid by the Municipal Income Portfolio representing net interest received on tax-exempt municipal securities are not includable by shareholders as gross income for federal income tax purposes because the Portfolio intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Portfolio to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private purpose municipal bonds issued after August 7, 1986, may by considered a tax preference item to shareholders.

At September 30, 1997, Quality income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $14,860,000. Pursuant to the Internal Revenue Code, such capital loss carryforwards expire as follows: $820,000 in 2001, $3,680,000 in 2002, $7,320,000 in 2003, $1,710,000 in 2004 and $1,330,000
in 2005.

At September 30, 1997, Short-Duration Income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $106,000. Pursuant to the Internal Revenue Code, such capital loss carryforward will expire in 2005.

At September 30, 1997, Municipal Income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $1,930,000. Pursuant to the Internal Revenue Code, such capital loss carryforwards expire as

Mentor Funds
Notes to Financial Statements
(continued)

follows: $320,000 in 2003 and $1,610,000 in 2004.

Such capital loss carryforwards will reduce the Portfolios' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise relieve the Portfolios of any liability for federal tax.

(h) When-Issued and Delayed Delivery Transactions

The Portfolios may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily from the trade date and begin earning interest on the settlement date.

(i) Futures Contracts

In order to gain exposure to or protect against declines in security values, Quality Income Portfolio, Short-Duration Income Portfolio and Municipal Income Portfolio may buy and sell futures contracts. The Portfolios may also buy or write put or call options on these futures contracts.

The Portfolios generally sell futures contracts to hedge against declines in the value of portfolio securities. The Portfolios may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Portfolios will segregate assets to cover their commitments under such speculative futures contracts.

Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolios recognize a realized gain or loss when the contract is closed. For the year ended September 30, 1997, the Municipal Income Portfolio had realized losses of $49,049 on closed futures contracts.

Mentor Funds
Notes to Financial Statements
(continued)

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At September 30, 1997, the Municipal Income Portfolio had an open position in the following futures contracts:

                                                        Net
Number of                               Contract    Unrealized
Contracts     Contracts    Expiration     Value    Appreciation
----------------------------------------------------------------

    25     U.S. Long Bond     12/97    $2,500,000     $6,048
----------------------------------------------------------------


(j) Options

In order to produce incremental earnings or protect against changes in the value of portfolio securities, Municipal Income Portfolio, Quality Income Portfolio and Short-Duration Income Portfolio may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Portfolios generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. The Portfolios may also use options for speculative purposes, although they do not employ options for this at the present time. The Portfolios will segregate assets to cover their obligations under option contracts.

Option contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Portfolios will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. For the year ended September 30, 1997, Municipal Income Portfolio had realized losses of $9,025 on closed contracts.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty. Activity in written options for the Municipal Income

Mentor Funds
Notes to Financial Statements
(continued)

Portfolio for the year ended September 30, 1997 was as follows:


                                            Face Value
                                Premium    of Contracts
-------------------------------------------------------
Options outstanding at
  September 30, 1996                 -                -
Options written                 $36,693    $ 10,000,000
Options exercised                    -                -
Options expired                      -                -
Options closed                       -                -
-------------------------------------------------------
Options outstanding at
  September 30, 1997            $36,693    $ 10,000,000
-------------------------------------------------------

Net unrealized appreciation on put options written for the year ended September 30, 1997 was $32,005.

(k) Residual Interests

Quality Income Portfolio and Short-Duration Income Portfolio invest in mortgage security residual interests ("residuals") which are considered derivative securities. A derivative security is any investment that derives its value from an underlying security, asset, or market index. The Portfolios' investment in residuals have been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Portfolios have not incurred any indebtedness in the course of making these residual investments; nor have the Portfolios' assets been pledged to secure the indebtedness of the issuing structure or the Portfolios' investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Portfolios' policy to limit their exposure at the time of purchase to no more than 20% of their total assets. The Portfolios will continue to invest in residual securities because, in the opinion of the Investment Manager, these investments can play a key role in fulfilling the Portfolios' objective of achieving high monthly income through providing a means of economic leverage.

(l) Interest-Rate Swap

An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss. As of September 30, 1997, Quality Income Portfolio and Short-Duration Income Portfolio had entered into the following interest rate swap agreements. In each agreement, the Portfolios have exchanged fixed rates for floating rates. The terms vary among the contracts but provide for the interest rate differential to be settled on a semi annual basis. During the year ended

Mentor Funds
Notes to Financial Statements
(continued)

September 30, 1997, net cash payments of $153,396 by Quality Income Portfolio and $47,522 by Short-Duration Income Portfolio, were received in connection with the interest rate swap agreement. At September 30, 1997, the net interest receivable for Quality Income Portfolio and Short-Duration Income Portfolio were $109,922 and $14,928, respectively.

                                                 Rate Paid    Rate Received
                                                  by the         by the                                                Net
                       Swap         Notional     Portfolio      Portfolio            Floating        Termination   Unrealized
   Portfolio      Counter-Party    Principal    at 9/30/97     at 9/30/97           Rate Index          Date       Gain (Loss)

------------------------------------------------------------------------------------------------------------------------------
Quality Income   Lehman Brothers   12,000,000      3.22%          4.77%       6-Month German LIBOR     7/17/02      $ (56,976)
                 Lehman Brothers    6,500,000      3.20%          6.60%       3-Month Canadian          3/7/07        230,006
                                                                              Bankers Acceptance
                 Lehman Brothers    6,500,000      3.63%          6.39%       3-Month Canadian         2/25/07        154,874
                                                                              Bankers Acceptance
                 Lehman Brothers    1,000,000      3.17%          6.26%       3-Month Canadian         6/18/07        171,006
                                                                              Bankers Acceptance                   -----------
                                                                                                                    $ 498,910
                                                                                                                   -----------
                                                                                                                   -----------
Short-Duration   Lehman Brothers    5,000,000      3.20%          5.81%       3-Month Canadian          3/7/02      $  65,022
Income                                                                        Bankers Acceptance
                 Lehman Brothers    2,500,000      3.22%          4.77%       6-Month German LIBOR     7/17/02        (11,150)

                                                                                                                   -----------
                                                                                                                    $  53,872
                                                                                                                   -----------
                                                                                                                   -----------
------------------------------------------------------------------------------------------------------------------------------

(m) Deferred Expenses

Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.

(n) Distributions

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of wash sales.

Note 3: Dividends
Dividends will be declared daily and paid monthly to all shareholders invested in Quality Income Portfolio, Short-Duration Income Portfolio and Municipal Income Portfolio on the record date. Dividends are declared and paid annually to all shareholders invested in the Growth Portfolio, Strategy Portfolio, Capital Growth Portfolio and Global Portfolio on the record date, and dividends are declared and paid quarterly to all shareholders invested in Income and Growth Portfolio on the record date. Dividends will be reinvested in additional shares of the same class and Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless cash

Mentor Funds
Notes to Financial Statements
(continued)

payments are requested by shareholders in writing to Mentor. Capital gains realized by each Portfolio, if any, are paid at least annually.

Note 4: Investment Advisory and Management and Administration Agreements
Mentor Investment Advisors, LLC ("Mentor Advisors"), the Portfolios' investment adviser, receives for its services an annual investment advisory fee not to exceed the following percentages of the average daily net assets of the particular Portfolio: Growth Portfolio, 0.70%; Capital Growth Portfolio, 0.80%; Strategy Portfolio, 0.85%; Income and Growth Portfolio, 0.75%; Municipal Income Portfolio, 0.60%; Quality Income Portfolio, 0.60%; and Short-Duration Income Portfolio, 0.50%.

Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC ("Mentor") which is in turn a partially owned subsidiary of Wheat First Butcher Singer, Inc., ("Wheat") and EVEREN Capital Corporation (see "Acquisition of Advisor" below).

Mentor Advisors pays Van Kampen, the sub-adviser of Municipal Income Portfolio, an annual fee expressed as a percentage of the Portfolio's average net assets as follows: 0.25% of the first $60 million of the Portfolio's average net assets and 0.20% of the Portfolio's average net assets over $60 million. Wellington Management Company, the sub-adviser to the Income and Growth Portfolio, receives from the Investment Adviser an annual fee expressed as a percentage of that Portfolio's assets as follows: 0.325% on the first $50 million of the Portfolio's average net assets, 0.275% on the next $150 million of the Portfolio's average net assets, 0.225% of the next $300 million of the Portfolio's average net assets, and 0.200% of the Portfolio's net assets over $500 million. No performance or incentive fees are paid to the sub-advisers. Under certain Sub-Advisory Agreements, the particular sub-adviser may, from time to time, voluntarily waive some or all of its sub-advisory fee charged to the Investment Adviser and may terminate any such voluntary waiver at any time in its sole discretion.

The Global Portfolio has entered into an Investment Advisory Agreement with Mentor Perpetual Advisors, L.L.C. ("Mentor Perpetual"). Mentor Perpetual is owned equally by Mentor and Perpetual PLC, a diversified financial services holding company. Under this agreement, Mentor Perpetual's management fee is accrued daily and paid monthly at an annual rate of 1.10% of its average daily net assets up to and including $75 million and 1.00% of the average daily net assets of the Portfolio in excess of $75 million.

Mentor Funds
Notes to Financial Statements
(continued)

For the year ended September 30, 1997, Mentor Advisors and sub-advisers, earned and voluntarily waived the following advisory fees:


                                         Management
                          Management        Fee         Sub-Adviser
                             Fee         Voluntarily        Fee
      Portfolio             Earned         Waived         Earned
-------------------------------------------------------------------
Growth                    $3,238,498             -               -
Global                      998,592              -               -
Capital Growth            1,063,903              -               -
Strategy                  2,807,549              -               -
Income and Growth           947,267              -       $ 373,115
Municipal Income            370,232              -         153,577
Quality Income              572,539       $123,214               -
Short-Duration Income       185,354         55,521               -
-------------------------------------------------------------------


Administrative personnel and services are provided by Mentor, under an Administration Agreement, at an annual rate of 0.10% of the average daily net assets of each Portfolio. For the year ended September 30, 1997, Mentor earned the following administration fees:

                                        Administration
                         Administration      Fee
                              Fee        Voluntarily
        Portfolio            Earned         Waived
------------------------------------------------------
Growth                      $462,643              -
Global                        92,753              -
Capital Growth               132,988              -
Strategy                     330,300              -
Income and Growth            126,302              -
Municipal Income              61,705              -
Quality Income                95,423              -
Short-Duration Income         37,151       $ 37,151
------------------------------------------------------

The Portfolios also provide direct reimbursement to Mentor for certain legal and compliance administration, investor relation and operation related costs not covered under the Investment Management Agreement. For the year ended September 30, 1997, these direct reimbursements were as follows:

                                            Direct
Portfolio                               Reimbursements
------------------------------------------------------
Growth                                     $ 17,457
Global                                        3,672
Capital Growth                                5,036
Strategy                                     11,846
Income and Growth                             4,851
Municipal Income                              2,293
Quality Income                                3,617
Short-Duration Income                         1,443
------------------------------------------------------


Acquisition of Advisor
On August 20, 1997, Wheat entered into an Agreement and Plan of Merger ("Merger") with First Union Corporation ("First Union"), pursuant to which Wheat would be merged into First Union. First Union is a bank holding company that as of September 30, 1997 had assets of $144 billion. Upon consummation of the Merger (expected to occur as early of December of this year), First Union will

Mentor Funds
Notes to Financial Statements
(continued)

become the owner of a majority of the beneficial interest in Mentor Advisors and Mentor Perpetual Advisors, LLC ("Mentor Perpetual").

At a meeting held on October 14, 1997, the Trustees of Mentor Funds approved new Investment Advisory, Sub-Advisory and Administration Agreements which will replace the existing agreements. Each of the existing agreements will by its terms terminate upon the consummation of the Merger, since the Merger will constitute a change in control of Mentor Advisors and Mentor Perpetual for purposes of the Investment Company Act of 1940, as amended ("1940 Act"). The shareholders of each Portfolio at a meeting to be held on December 22, 1997, will vote to approve the new Investment Advisory Agreements with Mentor Advisors and Mentor Perpetual. Each new agreement is substantially identical to the existing agreements it replaces, other than its effective and termination dates.

Note 5: Distribution Agreement and Other Transactions with Affiliates
The Class B shares of the Portfolios have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a Distribution Agreement between the Portfolios and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of Mentor, Mentor Distributors was appointed distributor of the Portfolios. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolios' average daily net assets for the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio and Global Portfolio, 0.50% of the average daily net assets of the Quality Income Portfolio and Municipal Income Portfolio, and 0.30% of the average daily net assets for the Short-Duration Income Portfolio.

Mentor Distributors may select financial institutions, such as investment dealers and banks to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers.

Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be owners of record or beneficial owners of Class

Mentor Funds
Notes to Financial Statements
(continued)

A or Class B shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios beneficially owned by the financial institution's customers for whom it is holder of record or with whom it has a servicing relationship.

Presently, the Portfolios' class specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. For the year ended September 30, 1997, distribution fees and shareholder servicing fees were as follows:

                                           Shareholder Servicing
                          Distribution             Fees
      Portfolio               Fees         Class A      Class B
----------------------------------------------------------------
Growth                     $2,989,388      $200,471     $956,135
Global                        481,581        79,427      152,456
Capital Growth                656,743       121,929      210,541
Strategy                    2,224,816        97,981      727,769
Income and Growth             645,243       117,034      198,722
Municipal Income              197,295        60,943       93,320
Quality Income                317,465        96,471      142,087
Short-Duration Income          73,558        44,783       47,894

----------------------------------------------------------------


Note 6: Investment Transactions
Purchases and sales of investments (excluding short-term investments), for the year ended September 30, 1997, were as follows:


      Portfolio            Purchases          Sales
-------------------------------------------------------
Growth                    $400,857,927     $325,256,398
Global                     177,473,044      111,627,678
Capital Growth             114,195,880       76,658,517
Strategy                   506,972,997      485,708,182
Income and Growth          150,323,707       88,939,354
Municipal Income            49,813,517       34,704,401
Quality Income             108,740,652       84,124,021
Short-Duration Income       51,127,040       26,049,720
-------------------------------------------------------

Mentor Funds
Notes to Financial Statements
(continued)

Note 7: Unrealized Appreciation and Depreciation of Investments
The cost of investments for federal income tax purposes amounted to $422,370,775, for Growth Portfolio, $121,852,593 for Global Portfolio, $140,463,024 for Capital Growth Portfolio, $298,789,925 for Strategy Portfolio, $153,433,501, for Income and Growth Portfolio, $70,636,357 for Municipal Income Portfolio, $122,961,885 for Quality Income Portfolio and $51,401,740 for Short-Duration Income Portfolio at September 30, 1997. Gross unrealized appreciation and depreciation of investments at September 30, 1997, based on such costs were as follows:


                             Gross            Gross             Net
                           Unrealized       Unrealized       Unrealized
      Portfolio           Appreciation     Depreciation     Appreciation
------------------------------------------------------------------------
Growth                    $193,817,934     $(3,911,995 )    $189,905,939
Global                      20,235,604      (3,198,431 )      17,037,173
Capital Growth              39,374,296        (637,273 )      38,737,023
Strategy                    38,381,331      (2,375,828 )      36,005,503
Income and Growth           16,708,325        (616,913 )      16,091,412
Municipal Income             4,638,696         (68,713 )       4,569,983
Quality Income               1,655,335        (440,435 )       1,214,900
Short-Duration Income          324,723        (102,919 )         221,804
------------------------------------------------------------------------


Note 8: Forward Foreign Currency Exchange Contracts
In connection with portfolio purchases and sales of securities denominated in a foreign currency, Global Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time Global Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At September 30, 1997, Global Portfolio had outstanding forward contracts as set forth below.

                                                                                             Net Unrealized
  Settlement                             Contracts to                        In Exchange     Appreciation/
      Date         Foreign Currency     Deliver/Receive       Value              For         (Depreciation)

-----------------------------------------------------------------------------------------------------------
Purchases
  10/01/97         Dutch Guilder              606,282      $   305,401       $   305,432        $    (31)
  10/01/97         Japanese Yen            17,851,650          148,312           147,473             839
Sales
  10/15/97         French Franc            20,633,550        3,494,724         3,500,000           5,276
  10/01/97         German Mark                463,960          263,240           263,091            (149)
  10/01/97         Japanese Yen            11,877,520           98,679            98,121            (558)
  10/15/97         Swiss Franc              3,455,280        2,390,701         2,400,000           9,299
-----------------------------------------------------------------------------------------------------------

Mentor Funds
Notes to Financial Statements
(continued)

Note 9: Capital Share Transactions
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in capital shares were as follows:

                                                                 Year  Mentor Growth Portfolio  Year
                                                            Ended 9/30/97                  Ended 9/30/96
                                                        Shares         Dollars         Shares         Dollars

                                                       ---------------------------------------------------------
Class A:
Shares sold                                            5,018,130     $82,270,375      1,900,420     $31,071,851
Shares issued upon reinvestment of distributions         369,088       5,744,163        159,334       2,229,091
Shares redeemed                                       (2,301,180)    (37,823,031)    (1,145,852)    (19,021,763)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                         3,086,038     $50,191,507        913,902     $14,279,179
                                                      ---------------------------------------------------------

Class B:
Shares sold                                            5,392,200     $86,290,167      4,577,893     $75,279,336
Shares issued upon reinvestment of distributions       3,348,283      51,489,284      1,885,731      26,287,441
Shares redeemed                                       (3,140,076)    (49,890,633)    (1,493,872)    (24,469,011)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                         5,600,407     $87,888,818      4,969,752     $77,097,766
                                                      ---------------------------------------------------------

                                                                  Mentor Perpetual Global Portfolio
                                                                 Year                           Year
                                                            Ended 9/30/97                  Ended 9/30/96
                                                        Shares         Dollars         Shares         Dollars

                                                      ---------------------------------------------------------
Class A:
Shares sold                                            1,732,413     $32,107,036        412,686     $ 7,129,198
Shares issued upon reinvestment of distributions          26,897         463,738         21,809         331,049
Shares redeemed                                         (270,161)     (5,115,471)      (132,328)     (2,244,328)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,489,149     $27,455,303        302,167     $ 5,215,919
                                                      ---------------------------------------------------------
Class B:
Shares sold                                            2,325,365     $42,416,589      1,723,938     $29,034,247
Shares issued upon reinvestment of distributions          91,695       1,544,189         45,012         672,932
Shares redeemed                                         (447,724)     (8,352,236)      (164,743)     (2,742,660)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,969,336     $35,608,542      1,604,207     $26,964,519
                                                      ---------------------------------------------------------

Mentor Funds
Notes to Financial Statements
(continued)

Note 9: Capital Share Transactions (continued)

                                                                   Mentor Capital Growth Portfolio
                                                                 Year                           Year
                                                            Ended 9/30/97                  Ended 9/30/96
                                                        Shares         Dollars         Shares         Dollars

                                                      ---------------------------------------------------------
Class A:
Shares sold                                            1,422,447     $28,161,248        148,975     $ 2,580,775
Shares issued upon reinvestment of distributions         264,768       4,552,490         53,208         849,718
Shares redeemed                                         (404,404)     (7,959,184)      (401,455)     (6,845,340)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,282,811     $24,754,554       (199,272)    $(3,414,847)
                                                      ---------------------------------------------------------
Class B:
Shares sold                                            1,749,994     $33,332,019        635,818     $10,950,459
Shares issued upon reinvestment of distributions         596,608       9,983,395        111,273       1,748,109
Shares redeemed                                         (711,342)    (13,428,205)      (793,484)    (13,367,434)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,635,260     $29,887,209        (46,393)    $  (668,866)
                                                      ---------------------------------------------------------

                                                                 Year Mentor Strategy Portfolio Year
                                                            Ended 9/30/97                  Ended 9/30/96
                                                        Shares         Dollars         Shares         Dollars

                                                      ---------------------------------------------------------
Class A:
Shares sold                                            1,695,324     $28,517,096        625,652     $10,425,353
Shares issued upon reinvestment of distributions          91,017       1,513,610         12,905         221,980
Shares redeemed                                         (742,169)    (12,677,413)      (192,977)     (3,147,176)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,044,172     $17,353,293        445,580     $ 7,500,157
                                                      ---------------------------------------------------------
Class B:
Shares sold                                            2,587,892     $43,129,553      2,946,568     $48,230,745
Shares issued upon reinvestment of distributions       1,291,000      21,237,045        201,006       3,417,749
Shares redeemed                                       (3,591,125)    (60,432,366)    (1,706,367)    (27,999,865)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                           287,767     $ 3,934,232      1,441,207     $23,648,629
                                                      ---------------------------------------------------------

Mentor Funds
Notes to Financial Statements
(continued)

Note 9: Capital Share Transactions (continued)

                                                                 Mentor Income and Growth Portfolio
                                                                 Year                           Year
                                                            Ended 9/30/97                  Ended 9/30/96
                                                        Shares         Dollars         Shares         Dollars

                                                      ---------------------------------------------------------
Class A:
Shares sold                                            1,945,245     $37,552,063        193,095     $ 3,508,748
Shares issued upon reinvestment of distributions         179,904       3,303,336         69,612       1,186,199
Shares redeemed                                         (305,497)     (5,925,176)      (160,516)     (2,896,387)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,819,652     $34,930,223        102,191     $ 1,798,560
                                                      ---------------------------------------------------------
Class B:
Shares sold                                            1,913,241     $36,687,335      1,025,114     $18,562,371
Shares issued upon reinvestment of distributions         450,665       8,192,160        150,385       2,545,180
Shares redeemed                                         (596,371)    (11,526,154)      (428,846)     (7,653,268)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,767,535     $33,353,341        746,653     $13,454,283
                                                      ---------------------------------------------------------

                                                                  Mentor Municipal Income Portfolio
                                                                 Year                           Year
                                                            Ended 9/30/97                  Ended 9/30/96
                                                        Shares         Dollars         Shares         Dollars

                                                      ---------------------------------------------------------
Class A
Shares sold                                              901,683     $13,789,961         53,174     $   797,588
Shares issued upon reinvestment of distributions          40,033         635,539         36,380         547,438
Shares redeemed                                         (214,874)     (3,272,170)      (291,238)     (4,349,702)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                           726,842     $11,153,330       (201,684)    $(3,004,676)
                                                      ---------------------------------------------------------
Class B:
Shares sold                                              782,655     $11,948,057        240,061     $ 3,594,252
Shares issued upon reinvestment of distributions          85,178       1,268,808         75,360       1,135,186
Shares redeemed                                         (478,013)     (7,288,249)      (488,067)     (7,362,086)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                           389,820     $ 5,928,616       (172,646)    $(2,632,648)
                                                      ---------------------------------------------------------

Mentor Funds
Notes to Financial Statements
(continued)

Note 9: Capital Share Transactions (continued)

                                                                   Mentor Quality Income Portfolio
                                                                 Year                           Year
                                                            Ended 9/30/97                  Ended 9/30/96
                                                        Shares         Dollars         Shares         Dollars

                                                      ---------------------------------------------------------
Class A:
Shares sold                                            2,838,801     $37,052,906        261,361     $ 3,431,466
Shares issued upon reinvestment of distributions          91,837       1,196,422         65,422         864,412
Shares redeemed                                         (529,521)     (6,928,329)      (533,765)     (6,992,390)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                         2,401,117     $31,320,999       (206,982)    $(2,696,512)
                                                      ---------------------------------------------------------
Class B:
Shares sold                                            2,058,671     $26,889,217        765,460     $10,058,721
Shares issued upon reinvestment of distributions         218,332       2,847,859        177,855       2,348,000
Shares redeemed                                       (1,089,318)    (14,250,845)    (1,108,119)    (14,629,662)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,187,685     $15,486,231       (164,804)    $(2,222,941)
                                                      ---------------------------------------------------------

                                                               Mentor Short-Duration Income Portfolio
                                                                 Year                          Period
                                                            Ended 9/30/97                  Ended 9/30/96
                                                        Shares         Dollars         Shares         Dollars

                                                      ---------------------------------------------------------
Class A:
Shares sold                                            2,047,670     $25,768,187        626,588     $ 7,923,068
Shares issued upon reinvestment of distributions          49,602         623,647         15,339         193,207
Shares redeemed                                         (505,078)     (6,351,983)      (124,945)     (1,577,491)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,592,194     $20,039,851        516,982     $ 6,538,784
                                                      ---------------------------------------------------------
Class B:
Shares sold                                            1,121,483     $14,121,033      1,146,855     $14,558,230
Shares issued upon reinvestment of distributions          89,996       1,131,691         88,449       1,119,155
Shares redeemed                                       (1,027,042)    (12,921,363)      (841,749)    (10,608,962)
                                                      ---------------------------------------------------------
Change in net assets from capital share
  transactions                                           184,437     $ 2,331,361        393,555     $ 5,068,423
                                                      ---------------------------------------------------------

Mentor Funds
Notes to Financial Statements
(continued)

Federal Tax Status of Dividends Declared (unaudited)
Long-term capital gain dividends paid during the period are presented below. For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income, except for Municipal Income Portfolio that paid exempt income dividends. The percentage of qualifying dividends eligible for the corporate dividends received deduction are also listed below for the applicable Portfolios.

                            Long-Term       Tax-Exempt
                           Capital Gain       Income       Qualifying
Portfolio                   Dividends       Dividends      Dividends

---------------------------------------------------------------------
Growth                     $43,402,993              -             -
Global                         297,522              -          8.15%
Capital Growth               6,833,049              -         29.71%
Strategy                    23,298,565              -          6.11%
Income and Growth            5,823,478              -         16.59%
Municipal Income                     -      $3,161,314            -
---------------------------------------------------------------------

Mentor Funds
Independent Auditors' Report
--------------------------------------------------------------------------------

The Trustees and Shareholders
Mentor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Growth Portfolio, Perpetual Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Municipal Income Portfolio, Quality Income Portfolio and Short-Duration Income Portfolio, portfolios of Mentor Funds (the Funds) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for Class A Shares and Class B Shares for each of the years or periods in the five-year period ended September 30, 1997 as presented on pages 67 to 77 of this report. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio, Perpetual Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Municipal Income Portfolio, Quality Income Portfolio and Short-Duration Income Portfolio, portfolios of Mentor Funds as of September 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period ended September 30, 1997 as presented on pages 67 to 77, in conformity with generally accepted accounting principles.

                                             /s/KPMG Peat Marwick LLP

Boston, Massachusetts
November 12, 1997

Mentor Funds
Shareholder Information
--------------------------------------------------------------------------------

Trustees

Daniel J. Ludeman, Trustee & Chairman
         Chairman and Chief Executive Officer
         Mentor Investment Group, LLC

Arnold H. Dreyfuss, Trustee
         Former Chairman
         and Chief Executive Officer
         Hamilton Beach/Proctor-Silex, Inc.

Thomas F. Keller, Trustee
         Former Dean, Fuqua School of Business
         Duke University

Louis W. Moelchert, Jr., Trustee
         Vice President for Business & Finance
         University of Richmond

Stanley F. Pauley, Jr., Trustee
         Chairman and Chief Executive Officer
         Carpenter Company

Troy A. Peery, Jr., Trustee
         President
         Heilig-Meyers Company

Peter J. Quinn, Jr., Trustee
         Managing Director
         Mentor Investment Group, LLC

Officers

Paul F. Costello, President
         Managing Director
         Mentor Investment Group, LLC

Terry L. Perkins, Treasurer
         Senior Vice President
         Mentor Investment Group, LLC

John M. Ivan, Secretary
         Managing Director
         and Assistant General Counsel
         Wheat First Butcher Singer, Inc.

Michael A. Wade, Assistant Treasurer
         Vice President
         Mentor Investment Group, LLC

 This report is authorized for distribution to prospective investors only when preceded or accompanied by a Mentor Fund Prospectus, which contains complete information about fees, sales charges and expenses. Please read it carefully before you invest or send money.

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